CONTRIBUTION AND SUBSCRIPTION AGREEMENT AMONG

LMB LEWISTON, LLC, LMB FT. KENT, LLC, AND LMB AUBURN HILLS I, LLC,

THE MEMBERS OF LMB LEWISTON, LLC, LMB FT. KENT, LLC, AND LMB AUBURN HILLS I, LLC,

LLOYD M. BERNSTEIN, AS THE SPV REPRESENTATIVE, AND

GENERATION INCOME PROPERTIES, L.P.

February 6, 2025

Dollar General

5780 Waterlevel Highway East Cleveland, Tennessee 37323

Tractor Supply 1374 Glenn Center Drive

Kernersville, North Carolina 27284

Zaxby’s

3815 South Orlando Drive Sanford, Florida 32773

CONTRIBUTION AND SUBSCRIPTION AGREEMENT

THIS CONTRIBUTION AND SUBSCRIPTION AGREEMENT (this “Agreement”),

made and entered into this 6th day of February, 2025, by and among: (a) LMB LEWISTON, LLC, an Ohio limited liability company (“SPV One”), LMB FT. KENT, LLC, an Ohio limited liability company (“SPV Two”) and LMB AUBURN HILLS I, LLC, an Ohio limited liability company (“SPV Three”; and together with SPV One and SPV Two, the “SPVs”); (b) the undersigned members of SPV One (the “SPV One Members”), SPV Two (the “SPV Two Members”) and SPV Three (the “SPV Three Members”; and together with the SPV One Members and SPV Two Members, the “SPV Members,” each individually an “SPV Member”);

(c) LLOYD M. BERNSTEIN, an individual, solely in his capacity as representative of the SPVs and SPV Members (the “SPV Representative”) for the purposes set forth in Section 11.16, and

(d) and GENERATION INCOME PROPERTIES, L.P., a Delaware limited partnership (“GIPLP”).

W I T N E S S E T H:

WHEREAS, the SPV One Members collectively own one hundred percent (100%) of the issued and outstanding membership interests of SPV One (the “SPV One Interests”), and SPV One is the owner of good and indefeasible fee simple title to the Dollar General Parcel (hereinafter defined) located in Cleveland, Tennessee; and

WHEREAS, the SPV Two Members collectively own one hundred percent (100%) of the issued and outstanding membership interests of SPV Two (the “SPV Two Interests”), and SPV Two is the owner of good and indefeasible fee simple title to the Tractor Supply Parcel (hereinafter defined) located in Kernersville, North Carolina; and

WHEREAS, the SPV Three Members collectively own one hundred percent (100%) of the issued and outstanding membership interests of SPV Three (the “SPV Three Interests”; and together with the SPV One Interests and the SPV Two Interests, the “SPV Interests”), and SPV Three is the owner of good and indefeasible fee simple title to the Zaxby’s Parcel (hereinafter defined) located in Sanford, Florida; and

WHEREAS, the SPV Members desire to contribute, assign, transfer, convey and deliver, and GIPLP desires to acquire, accept and assume, all of the SPV Interests (subject to the Existing Debt of the SPVs) from the SPV Members, free and clear of all Encumbrances, in exchange for the Partnership Units (as defined herein), all in accordance with the terms and conditions set forth in this Agreement, such that following the Closing, GIPLP will own, directly or indirectly, all of the issued and outstanding SPV Interests, and (y) the SPV Members will own Partnership Units with an aggregate value equal to that of the Contribution Consideration.

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

ARTICLE 1. DEFINITIONS

For purposes of this Agreement, each of the following capitalized terms shall have the meaning ascribed to such terms as set forth below:

“Affiliate” shall mean a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Person in question.

“Amended Exhibit A” shall have the meaning set forth in Section 2.5 of this Agreement. “Anti-Terrorism Law” shall mean all laws, ordinances, codes, regulations and orders of governmental agencies and departments relating to terrorism or money laundering, including, without limitation (1) Executive Order 13224, 66 Fed. Reg. 49079 (published September 25, 2001), (2) the USA Patriot Act, (3) the laws, ordinances, codes, regulations and orders comprising or implementing the Bank Secrecy Act, and (4) the laws, ordinances, codes, regulations and orders administered by the United States Treasury Department’s Office of Foreign Asset Control, as any of the foregoing may from time to time be amended, renewed, extended or replaced.

“Blocked Person” means any of the following: (1) a Person that is listed in the annex to, or is otherwise subject to the provisions of, Executed Order No. 13224; (2) a Person owned or controlled by, or acting for on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (3) a Person with which GIPLP (or its Affiliate) is prohibited by any Anti-Terrorism Law from dealing or otherwise engaging in any transaction; (4) a Person that supports, engages in, or conspires, attempts, or intends to engage in any transaction that violates, evades, or avoids, or has the purpose of violating, evading, or avoiding, or attempts or intends to violate, evade, or avoid, any of the prohibitions set forth in any Anti-Terrorism Law; (5) a Person that is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list; or (6) a Person who is affiliated or associated with a Person listed above.

“Broker” shall have the meaning ascribed thereto in Section 10.1 of this Agreement. “Business Day” shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the State of Florida are authorized by law or executive action to close.

“Closing” shall mean the consummation of the transaction contemplated by this Agreement.

“Closing Date” shall mean the Effective Date or such later date mutually agreed upon in writing by the SPV Representative and GIPLP.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission Agreements” shall have the meaning ascribed thereto in Section 4.1(g) of this Agreement, and such agreements are more particularly described on EXHIBIT “C” attached hereto and made a part hereof.

“Common Stock” means the shares of common stock of GIPREIT.

“Contract” means any binding lease, indenture, agreement or other contract (in each case whether written or oral and whether express or implied).

“Contribution Consideration” shall be the applicable amount specified in Section 2.5 of this Agreement.

“Debt Assumption Limit” has the meaning set forth in Section 2.5.

“Effective Date” shall mean the last date upon which the parties hereto shall have executed this Agreement and shall have delivered at least one (1) fully executed counterpart of this Agreement to the other parties hereto.

“Encumbrance” means any mortgage, pledge, lien, charge, security interest, claim, community property interest, option, equitable interest, restriction of any kind (including any restriction on use, voting, transfer, receipt of income, or exercise of any other ownership attribute), or other encumbrance; provided, that the term “Encumbrance” shall not be deemed to include any Permitted Exceptions.

“Environmental Law” shall mean any law, ordinance, rule, regulation, order, judgment, injunction or decree relating to pollution or substances or materials which are considered to be hazardous or toxic, including, without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Emergency Planning and Community Right to Know Act, any state and local environmental law, all amendments and supplements to any of the foregoing and all regulations and publications promulgated or issued pursuant thereto.

“Environmental Reports” shall collectively mean (i) the Phase I Environmental Site Assessment Report prepared by GEOServices, LLC, dated February 12, 2021 and bearing Project No. 34-214031, as well as the Phase I Environmental Site Assessment Report prepared by GEOServices, LLC, dated May 13, 2020 and bearing Project No. 44-20361, each with respect to the Dollar General Parcel; (ii) the Phase I Environmental Site Assessment Report prepared by ECS, dated September 17, 2021 and bearing ECS Project No. 49:14968, as well as the Phase I Environmental Site Assessment Report prepared by ECS, dated August 9, 2019 and bearing ECS Project No. 49:9777, each with respect to the Tractor Supply Parcel; and (iii) the Phase I Environmental Site Assessment Report prepared by Universal Engineering Sciences, Inc., dated November 8, 2017, bearing Project No. 0140.1700377.0000, and Report No. 1505593 with respect to the Zaxby’s Parcel, copies of which were delivered by the respective SPVs to GIPLP prior to the full execution of this Agreement.

“Escrow Agent” shall mean First American Title Insurance Company located at 1 Urban Center, 4830 W. Kennedy Blvd., Suite 885, Tampa, Florida 33609.

“Existing Debt” shall have the meaning ascribed thereto in Section 2.5 of the Agreement.

“FIRPTA Affidavit” shall mean the form of FIRPTA Affidavit to be executed and delivered by each SPV Member to GIPLP at Closing in the form attached hereto as SCHEDULE 7.

“General Partner” shall mean Generation Income Properties, Inc., a Maryland corporation.

“GIPLP’s Certificate” shall have the meaning ascribed thereto in Section 5.2(e) of this Agreement.

“GIPREIT” shall mean Generation Income Properties, Inc., a Maryland corporation, which is the sole General Partner of GIPLP.

“Gross Asset Value” the gross asset value of the Property is $11,214,688.00.

“Hazardous Substances” shall mean any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized under any Environmental Law (including, without limitation, lead paint, asbestos, urea formaldehyde foam insulation, petroleum, polychlorinated biphenyls, mold and fungus).

“Improvements” shall mean all buildings, structures, improvements, fixtures, equipment, drainage facilities, parking, apparatus and any other items required to be designed, constructed and/or installed by the SPVs (prior to Closing), as landlord under each Lease, pursuant to the terms and conditions of each Lease.

“Intangible Property” shall mean all intangible property, if any, owned by the SPVs and related solely to the Land and Improvements, including without limitation, each SPV’s rights and interests, if any, in and to the following: (i) all assignable plans and specifications and other architectural and engineering drawings for the Land and Improvements; (iii) all assignable warranties or guaranties given or made in respect of the Improvements or Personal Property; and

(iv) all transferable consents, authorizations, variances or waivers, development rights, concurrency reservations, impact fee credits, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements.

“Land” shall collectively mean (i) that certain parcel of real property located in Cleveland, Tennessee, and more particularly described on EXHIBIT “A-1” attached hereto and made a part hereof (the “Dollar General Parcel”); (ii) that certain parcel of real property located in Kernersville, North Carolina, and more particularly described on EXHIBIT “A-2” attached hereto and made a part hereof (the “Tractor Supply Parcel”); and (iii) that certain parcel of real property located in Sanford, Florida, and more particularly described on EXHIBIT “A-3” attached hereto and made a part hereof (the “Zaxby’s Parcel”), together with all rights, privileges and easements appurtenant to said real property, and all right, title and interest of the SPVs, if any, in and to any land lying in the bed of any street, road, alley or right-of-way, open or closed, adjacent to or abutting the Land.

“Leases” shall collectively mean (i) that certain Lease entered into by and between Blackburn Holdings, LLC (“Blackburn”), as landlord, and Dolgencorp, LLC (“Dolgencorp”), as tenant, dated July 7, 2020, as affected by that certain Memorandum of Lease between Blackburn and Dolgencorp dated December 14, 2020, and recorded in Book 2748, Page 129 of the Bradley Conty, TN Register’s Office (the “Register”), as assigned by Blackburn to SPV One pursuant to that certain Assignment and Assumption of Lease and Guaranty dated May 14, 2021, and recorded in Book 2795, Page 837 of the Register, with respect to the Dollar General Parcel (collectively, the “Dollar General Lease”), including any guaranties of the Dollar General Lease, and any documents incorporated by reference in the Dollar General Lease, and all amendments or modifications with respect thereto; (ii) that certain Lease entered into by and between TKC CCLX, LLC (“TKC CCLX”), as landlord, and Tractor Supply Company, as tenant, dated February 11, 2020, as evidenced by a Memorandum of Lease recorded in Book 3510, Page 3573, in the Forsyth County Register of Deeds, State of North Carolina, with Tenant Acceptance Notice dated August 24, 2020 (confirming the Rent Commencement Date thereunder as August 7, 2020), which Lease was assigned by TKC CCLX to SPV Two pursuant to the Assignment dated October 22, 2021, and which is further evidenced or affected by the Memorandum of Assignment and Assumption of Lease recorded in Book 3650, Page 3528, and by Subordination, Non-Disturbance and Attornment Agreement recorded in Book 3650, Page 3732, all of the Forsyth County Register of Deeds, State of North Carolina, with respect to the Tractor Supply Parcel; and (iii) that certain Land and Building Lease Agreement entered into by and between SPV Three, as landlord, and M3 Food Group, LLC, as tenant, dated November 25, 2019, with respect to the Zaxby’s Parcel, including any guaranties of such leases, and any documents incorporated by reference in the leases, and all amendments or modifications with respect thereto.

“LPA Amendment” shall mean that certain amendment to the Partnership Agreement setting forth the terms, rights and preferences of the Partnership Units to be executed and adopted in connection with the closing of the transactions contemplated in this Agreement.

“Monetary Objection “ or “Monetary Objections” shall mean (a) any mortgage, deed of trust or similar security instrument encumbering all or any part of the Property in excess of the Debt Assumption Limit, (b) any mechanic’s, materialman’s or similar lien, (c) the lien of ad valorem real or personal property taxes, assessments and governmental charges affecting all or any portion of the Property which are delinquent, and (d) any judgment of record against an SPV in the county or other applicable jurisdiction in which the Property is located.

“Partnership Agreement” shall mean that certain Amended and Restated Agreement of Limited Partnership of Generation Income Properties, L.P., as amended, a copy of which is attached hereto as EXHIBIT “D”.

“Partnership Units” shall mean for purposes hereof, the new series of Preferred Units designated pursuant to the Partnership Agreement of Generation Income Properties, L.P., as amended in connection with the transactions contemplated by this Agreement.

“Permitted Exceptions” shall mean, collectively, (a) liens for Taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent, (b) the Leases, (c) the Existing Debt, and (d) such other easements, restrictions and encumbrances that are approved by GIPLP pursuant to Section 3.4 of this Agreement.

“Person” shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (whether federal, state, county, city or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Personal Property” shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding any computer software which is licensed to an SPV), machinery, apparatus and equipment owned by an SPV and currently used exclusively in the operation, repair and maintenance of the Land and Improvements and situated thereon, as generally described on EXHIBIT “B” attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any attorney work product or attorney-client privileged documents) relating to the Land and Improvements. The Personal Property does not include any property owned by tenants, contractors or licensees.

“Property” shall mean the Land, the Improvements, each SPV’s right, title and interest in and to its respective Lease, any guaranties of each Lease and any Security Deposit, the Personal Property and the Intangible Property.

“Real Estate Taxes” shall have the meaning ascribed thereto in Section 5.4(a) of this Agreement.

“Rent Commencement Date” means the date each Tenant was obligated to commence paying rent and other charges and expenses under its Lease, as confirmed in writing by the Tenant, if applicable.

“SEC” shall mean the United States Securities and Exchange Commission. “Securities Act” shall mean the Securities Act of 1933, as amended.

“Security Deposit” shall mean any security deposits, rent or damage deposits or similar amounts (other than rent paid for the month in which the Closing occurs) actually held by an SPV with respect to each Lease.

“SPV Affidavit” shall mean collectively the various forms of owners’ affidavits to be given by each SPV, as applicable at Closing to the Title Company in the forms attached hereto collectively as SCHEDULE 5.

“SPV Certificate” shall mean the form of certificate to be executed and delivered by each SPV to GIPLP at the Closing with respect to the truth and accuracy of such SPV’s and its SPV Members’ warranties and representations contained in this Agreement in the form attached hereto as SCHEDULE 6.

“SPV Disclosure Materials Delivery Date” shall have the meaning ascribed thereto in Section 3.2(a) of this Agreement.

“Tax Return” shall mean any return (including any information return), report, statement declaration estimate, schedule, notice, notification, form, election, certificate or other document, election or information filed with or submitted to, or required to be filed with or submitted to any governmental authority with respect to Taxes.

“Taxes” shall mean (a) all federal, state, local, foreign and other taxes, assessments, charges, duties, fees, levies, imposts or other similar charges imposed by a governmental authority, including all income, franchise, profits, capital gain, capital stock, gross receipts, production, customs, sales, use, transfer, service, occupation, ad valorem, property, excise, severance, windfall profits, premium, stamp, license, payroll, employment, social security, workers compensation, unemployment, disability, alternative minimum, add-on, value-added, capital, withholding and other taxes, and all estimated taxes, deficiency assessments, additions to tax and penalties and interest thereon; and (b) any liability for the payment of any amounts of the type described in clause (a) of this definition as a result of being a member of an affiliated, consolidated, combined or unitary group for any period, as a result of any tax sharing, allocation, or indemnity agreement, arrangement or understanding, or as a result of being liable for another Person’s taxes as a transferee or successor, by contract, or otherwise.

“Taxing Authority” shall mean any governmental authority responsible for the imposition of any Tax.

“Tenant” shall mean the entity leasing all or any portion of the Property pursuant to each Lease, including each of their successors and permitted assigns.

“Tenant Approval and Consent” shall mean any prior approvals, consents or requirements of each Tenant that may be necessary under each Lease or reasonably requested by GIPLP in order to consummate the transaction contemplated by this Agreement, including all documentation required to be executed by the Tenant, each SPV and GIPLP (or its Affiliate) to effectuate same.

“Tenant Estoppel Certificate” shall mean a certificate to be obtained by each SPV from its respective Tenant and certified to GIPLP consistent with the terms set forth in Section 6.1(e) of this Agreement.

“Tenant Inducement Costs” shall mean any out-of-pocket payments required under each Lease to be paid by an SPV or for the benefit of Tenant which is in the nature of a tenant inducement, including specifically, but without limitation, tenant improvement costs, lease buyout payments, and moving, design, refurbishment allowances and costs. The term “Tenant Inducement Costs” shall not include loss of income resulting from any free rental period, it being understood and agreed that each SPV shall bear the loss resulting from any free rental period until the Closing Date and that GIPLP shall bear such loss from and after the Closing Date.

“Tenant Notice of Transfer” shall have the meaning ascribed thereto in Section 5.1(n) of this Agreement.

“Title Company” shall mean Fidelity National Title Insurance Company, First American Title Insurance Company, Old Republic National Title Insurance Company, or other national title insurance company acceptable to GIPLP.

“Title Commitment” shall have the meaning ascribed thereto in Section 3.4 of this Agreement.

ARTICLE 2.

CONTRIBUTION OF THE SPV INTERESTS

2.1
Contribution and Exchange of SPV Interests. Subject to the terms and conditions herein, at the Closing, each SPV Member shall contribute, assign, transfer, convey and deliver, and GIPLP shall acquire, accept and assume, all of the SPV Interests from the SPV Members, free and clear of all Encumbrances, but subject to the terms of the Existing Debt of the SPVs, provided that, for administrative convenience, GIPLP hereby directs that the SPV Interests be transferred directly to certain of its newly formed subsidiaries, as directed by GIPLP pursuant to Section 5.1(e) hereof. In exchange for the contributions, and subject to the terms and conditions set forth herein, at the Closing, GIPLP shall issue to the SPV Members the number of Partnership Units set forth next to each SPV Member’s name on Schedule 1, free and clear of all Encumbrances, which Partnership Units being issued pursuant to the exchanges have an aggregate fair market value of $4,190,793.00, subject to adjustments as set forth herein. The parties shall take such additional actions and execute such additional documentation as may be required to effect the contribution and exchange transactions contemplated herein.
2.2
The Property. The SPV Members acknowledge and agree that by contributing, assigning, transferring, conveying and delivering all of their respective SPV Interests to GIPLP, GIPLP will be receiving all of each SPV’s right, title and interest in and to the following (collectively referred to as the “Property”):
(a)
the Land;
(b)
the Improvements;
(c)
all of each SPV’s right, title and interest in and to each Lease, any guaranties of each Lease and any Security Deposit;
(d)
the Personal Property; and
(e)
the Intangible Property.
2.3
Permitted Exceptions. The Property shall be conveyed subject only to the Permitted Exceptions.
2.4
Intentionally Deleted.
2.5
Consideration. Upon the terms and subject to the conditions set forth in this Agreement, at Closing, in exchange for the SPV Interests, the parties agree as follows:
(a)
The total consideration which induced the SPV Members to contribute the

SPV Interests to GIPLP includes: the Partnership Units and the assumption of the Existing Debt of the SPVs (including all costs and fees charged by each SPV’s Lender associated with change of beneficial ownership of the SPVs), all of which shall hereinafter be referred to collectively as the “Total Consideration”;
(b)
the Partnership Units to be issued to the SPV Members shall have an aggregate value, calculated as: (i) the Gross Asset Value (defined above); minus (ii) the Existing Debt (defined below) with respect to the SPVs (the value of (i) and (ii) collectively the “Partnership Units Value”);
(c)
Subject to the terms and conditions herein, the SPV Interests will be transferred to GIPLP or its Affiliate subject to the unpaid principal balance and any accrued but unpaid interest of those certain loans from Camden National Bank, a national banking association, and Valley National Bank, a national banking association (collectively, the “SPV’ Lenders”) (such outstanding principal, any accrued and unpaid interest thereon, and any other amounts due to the SPV Lenders, the “Existing Debt”);
(d)
In exchange for the SPV Interests, at Closing GIPLP shall issue the SPV Members Partnership Units, which shall have an aggregate value equal to the Partnership Units Value (the “Contribution Consideration”); and
(e)
the number of Partnership Units that shall be issued to the SPV Members is the quotient of the Partnership Units Value, divided by $6.00. For Example - If Gross Asset Value is $11,214,688.00 and the Existing Debt is $7,023,895.00, then Partnership Units Value is

$4,190,793.00. The number of Partnership Units that the SPV Members will receive in respect of the Partnership Units Value is 698,465 ($4,190,793 / $6).

Notwithstanding anything to contrary stated in this Agreement, in the event the Existing Debt exceeds $7,174,804 as of the Closing Date (the “Debt Assumption Limit”), including any accrued but unpaid interest, as confirmed by payoff letters and/or estoppel certificates received from each SPV’s Lender, the applicable SPVs shall fully pay to the Escrow Agent at Closing, for credit to each SPV’s Lender, the amount by which the outstanding balance and accrued but unpaid interest exceeds the Debt Assumption Limit; provided, however, in the event GIPLP, at its election, pays any such excess, the SPV Members shall reimburse GIPLP for such amount or the number of Partnership Units issued to the SPV Members shall be adjusted to reflect such payment by GIPLP. Each SPV Member acknowledges that the Partnership Units are not certificated and that, therefore, the issuance of the Partnership Units shall be evidenced by the execution and delivery of an amended Exhibit A to the Partnership Agreement (the “Amended Exhibit A”). GIPLP shall be entitled to deduct and withhold from any portion of the consideration issued or paid to the SPV Members such amounts as it is required to deduct and withhold from such payment under the Code or any provision of U.S. federal, state, local or foreign tax law. To the extent that any such amounts are withheld, they shall be treated for all purposes of this Agreement as having been paid to the applicable SPV Members in respect of which such deduction and withholding was made by GIPLP.

2.6
Terms and Redemption of Partnership Units. The LPA Amendment shall provide that: (a) the Partnership Units shall be entitled to receive, when, as and if authorized by the General Partner and declared by GIPLP, out of assets of the Partnership legally available for payment of distributions, cumulative cash distributions in the amount of $0.33 per unit per year, paid monthly in arrears; (b) beginning on the second (2nd) anniversary of the Closing, each SPV Member will have the option to require GIPLP to redeem, all or a portion of its Partnership Units for the Redemption Amount (within the meaning of the Partnership Agreement), for which GIPLP shall have a period of one hundred eighty (180) business days after GIPLP’s receipt of the notice of redemption in which to complete the redemption; (c) beginning on the fifth (5th) anniversary of the Closing, each SPV Member will have the option to require GIPLP to redeem all or a portion of its Partnership Units for cash of $4.00 per Partnership Unit (subject to adjustment by reason of any split, reverse split, dividend or similar recapitalization event as may be effected pursuant to the Partnership Agreement); (d) the Partnership Units shall have no liquidation preference; and

(e) unless expressly stated otherwise herein, the redemption procedures, time periods, restrictions, and limitations of the Partnership Agreement that are applicable to a redemption of Common Units (within the meaning of the Partnership Agreement) shall apply to any redemption of each SPV Member’s Partnership Units.

2.7
Tax Treatment. Each SPV and each of the SPV Members hereby represents and warrants to GIPLP that the entire amount of each of the liabilities comprising the Existing Debt is, and shall continue to be at the time of the contribution of the SPV Interests in accordance with Section 2.2, a “qualified liability” within the meaning of Treasury Regulations Section 1.707- 5(a)(6). Based on and in reliance on this representation and warranty, and assuming GIPLP shall not redeem the Partnership Units before the second (2nd) anniversary of the Closing, the parties intend to treat the transactions contemplated by this Agreement for federal income tax purposes as a tax-free contribution under Section 721 of the Code, except to the extent of any cash and any other property delivered or deemed issued in exchange for the contribution of the SPV Interests. The SPVs, the SPV Members, and GIPLP agree to file all applicable federal, state, and local tax returns consistent with such treatment and maintain such positions, unless and/or until either: (a) GIPLP’s tax adviser reasonably determines that such treatment and positions cannot be reported on GIPLP’s tax return(s); or (b) an alternative treatment or challenge to such treatment and/or position(s) is asserted by the Internal Revenue Service or applicable state or local Taxing Authority in writing, upon which GIPLP shall, if consented to in writing by the SPV Representative, continue to defend such treatment and/or positions, at the sole cost and expense of the SPV Members, for so long as such defense, and/or the continuation of such defense, shall be commercially reasonable, as determined in good faith by GIPREIT (in consultation with its outside legal counsel) or by a final determination (as defined in Section 1313(a) of the Code or any similar state or local tax law; provided that, upon SPV Representative’s notice to GIPLP, GIPLP shall immediately cease defending such treatment and/or position. Notwithstanding the foregoing, however, and subject to the performance and fulfillment in all material respects of the express covenants and conditions contained in this Agreement, none of GIPLP or GIPREIT shall be responsible for the federal, state or local tax consequences to the SPV Members resulting from the transactions contemplated by this Agreement.
2.8
Closing. The Closing shall be conducted by depositing the closing deliverables set forth in Article 5 hereof with the Escrow Agent on the Closing Date.
2.9
Cooperation for SEC Filings. Each SPV and each of the SPV Members understands and acknowledges that GIPREIT will be required to file audited financial statements accompanied by pro forma financial statements presented in accordance with Article 11 of Regulation S-X under the Securities Act (“Pro Formas”) related to each acquired Property pursuant to this Agreement (collectively, the “Rule 3-14 Audit”) with the SEC on the earlier of

(i) GIPREIT’s filing of a registration statement under the Securities Act and (ii) a date within seventy-one (71) days of the date GIPREIT files with the SEC a current report on Form 8-K with respect to the Closing. Each SPV and each of the SPV Members shall promptly provide GIPREIT with all Records as reasonably requested by GIPREIT in order to permit GIPREIT to prepare and timely file with the SEC, the Rule 3-14 Audit. Each SPV and each of the SPV Members agrees to use commercially reasonable and good faith efforts to provide such Records at least thirty (30) days prior to the filing deadline for the respective Rule 3-14 Audit; provided, that if any request is made within the foregoing thirty-day period, Seller shall use commercially reasonable and good faith efforts to promptly provide the applicable Records within five (5) business days of such request. As used in this Section 2.9, “Records” shall mean the financial statements, including balance sheets, income statements, stockholders’ equity statements and cash flow statements and related notes prepared in accordance with United States generally accepted accounting standards, and any and all books, records, correspondence, financial data, bank statements, Leases, delinquency reports and all other documents and matters in the possession of each such SPV or its agents and relating to receipts, expenditures, contributions and distributions reasonably necessary to complete (i) an audit pertaining to such SPV’s Property for the most recent full calendar year and the interim period of the current calendar year and (ii) Pro Formas pertaining to such SPV’s Property for the most recent full calendar year and the interim period of the current calendar year.

ARTICLE 3.

GIPLP’S INSPECTION AND REVIEW RIGHTS

3.1
Intentionally Deleted.
3.2
SPV Representative’s Deliveries to GIPLP; GIPLP’s Access to SPV and SPV Member Property Records.
(a)
Prior to the Effective Date, SPV Representative has delivered to GIPLP or made available to GIPLP the following (collectively, the “SPV Disclosure Materials”) to the extent in any SPV or SPV Member’s possession:
(i)
A copy of each Lease, including all documents incorporated therein by reference, and all letter agreements, amendments or addendums relating thereto existing as of the Effective Date.
(ii)
A copy of any guaranties of each Lease.
(iii)
A copy of any and all agreements pertaining to the Property, each Tenant (other than the applicable Lease), including any service or maintenance agreements.
(iv)
All records of any operating costs and expenses for the Property and any prior appraisals of all or any part of the Property.
(v)
Copies of the financial statements or other financial information of each Tenant (and the Lease guarantors, if any).
(vi)
A copy of each SPV’s current policies of title insurance with respect to the Land with copies of all matters listed as title exceptions in such policy.

(vii)
A copy of any surveys of the Property.
(viii)
A copy of the current insurance coverages and insurance bills with respect to the Property.
(ix)
Copies of any Right of First Offer.
(x)
Copies of all of each SPV’s Loan Documents.
(xi)
Copies of any existing environmental reports or other materials related to investigations, studies or correspondence with governmental agencies concerning the presence or absence of Hazardous Substances on, in or under the Property, including the Environmental Reports.
(xii)
Copies of any permits, licenses, or other similar documents relating to the development of the Improvements.
(xiii)
Copies of all available construction plans and specifications relating to the development of the Improvements.
(xiv)
Copies of any written notices received by the SPVs or SPV Members from any Tenant, any third party, or any governmental authority, regarding the Property.
(xv)
Copies of the current and complete versions of the formation and governing documents of each SPV and all amendments, including the Articles of Organization (or the equivalent thereof) and capitalization table with current account balances.
(xvi)
Copies of the financial statements of each SPV and a list of any material liabilities of each SPV not included in the financial statements.
(xvii)
Copies of the tax returns of each SPV for the last three (3) years, details of any audits or tax inquiries (whether federal, state, or local) in the last three (3) years, and confirmation of the each SPV’s tax status (e.g., partnership, disregarded entity).
(xviii)
Information regarding any disputes or claims made by or against each SPV (e.g., litigation or government inquiries) in the last five (5) years, or that remain outstanding.
(xix)
Copies of all UCC filings or similar encumbrances on each SPV or its assets.

(xx)
List of insurance policies of each SPV and any claims made against the policies in the last two (2) years.
(xxi)
Copies of all meeting minutes for the last three (3) years and any payments or distributions made to the SPV Members of each SPV in the last three (3) years.
(xxii)
Copies of any agreements between any SPV and an SPV Member, and any agreements between or among the SPV Members of each SPV.

SPV Representative shall have a continuing duty to make supplemental deliveries to GIPLP of any addition or modification to the SPV Disclosure Materials that come into an SPV’s possession between the Effective Date and the date of the final Closing.

3.3
Intentionally Deleted.
3.4
Title and Survey. As a condition precedent to GIPLP’s delivery to the SPV Members of the Contribution Consideration and to otherwise consummate this transaction as contemplated herein, GIPLP shall first obtain an ALTA Form 2021 Commitment (“Title Commitment”) for an owner's title insurance policy (“Title Policy”) issued by the Title Company in an amount determined by GIPLP. The Title Commitment shall evidence that the applicable SPV is vested with fee simple title to the applicable portion of the Land, free and clear of all liens, encumbrances, exceptions or qualifications whatsoever save and except for (a) the Permitted Exceptions, and (b) those exceptions to title which are to be discharged by the applicable SPV at or before Closing, including the Monetary Objections. The Title Commitment shall also evidence that upon the satisfaction of all requirements specified in Schedule B, Section 1 of the Title Commitment, title to the Land shall be insurable, with the standard or printed exceptions (including the standard survey exception) therein deleted and without exception other than the Permitted Exceptions and, as an additional condition precedent to GIPLP’s delivery to the SPV Members of the Contribution Consideration and to otherwise consummate this transaction as contemplated herein each Title Policy shall be issued at Closing.
(a)
If GIPLP is unable to obtain each Title Policy at the time of the final Closing, GIPLP may elect to terminate this Agreement by providing written notice to the SPV Representative, in which event the obligations of the parties under this Agreement shall be terminated.

ARTICLE 4.

REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS

4.1
General Representations and Warranties of the SPVs. Each SPV, severally and not jointly, and solely as to itself and not any other SPV, hereby makes the following representations and warranties to GIPLP, each of which shall be true as of the Effective Date and as of the Closing (except to the extent which any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date):
(a)
Organization, Authorization and Consents. SPV One is a duly organized and validly existing limited liability company under the laws of the State of Ohio and is authorized to conduct business in the State of Tennessee. SPV Two is a duly organized and validly existing limited liability company under the laws of the State of Ohio and is authorized to conduct business in the State of North Carolina. SPV Three is a duly organized and validly existing limited liability company under the laws of the State of Ohio and is authorized to conduct business in the State of Florida. Such SPV has the right, power, and authority to enter into this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof. The execution, delivery and performance by each SPV of this Agreement and the consummation of the transactions contemplated hereby, do not and will not require the consent, notice or other action by any Person.

(b)
Action of SPV, Etc. Such SPV has taken all necessary action to authorize the execution, delivery and performance of this Agreement by such SPV, and upon the execution and delivery of any document to be delivered by such SPV on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of such SPV, enforceable against SPV in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.
(c)
No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by such SPV, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Property or any portion thereof pursuant to the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other material agreement or instrument by which such SPV is bound.
(d)
Non-Foreign Status. Such SPV is not a “foreign person” within the meaning of Section 1445 of the Code (i.e., such SPV is not a “foreign partnership,” “foreign trust,” “foreign estate,” “foreign corporation,” or foreign person within the meaning of the Internal Revenue Code and the Treasury Regulations promulgated thereunder.
(e)
Anti-Terrorism. Neither such SPV nor any of its agents, when such agent is acting or benefiting in any capacity in connection with this Agreement or the transactions contemplated hereunder, is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that violates, evades, or avoids, or has the purpose of violating, evading, or avoiding, or is an attempt to violate, evade, or avoid, any of the prohibitions set forth in any Anti-Terrorism Law.
(f)
Blocked Person. Neither SPV nor any of its agents, when such agent is acting or benefiting in any capacity in connection with this Agreement or the transactions contemplated hereunder, is a Blocked Person. Neither SPV nor any of its agents, when such agent is acting or benefiting in any capacity in connection with this Agreement or the transactions contemplated hereunder, shall (1) conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving of any contribution of funds, goods, or services to or for the benefit of any Blocked Person; (2) engage in or conspire to engage in any transaction relating to any property or interests in property blocked pursuant to Executive Order No. 13224; or (3) engage in or conspire to engage in any transaction that violates, evades, or avoids, or has the purpose of violating, evading, or avoiding, or attempts or intends to violate, evade, or avoid, any of the prohibitions set forth in Executive Order No. 13224 or any Anti-Terrorism Law.

(g)
Litigation. No action or proceeding is pending and, to such SPV’s knowledge, no investigation is currently ongoing and no action or proceeding is currently threatened against such SPV or any of its directors, officers, partners, managers or members (in such capacity), including, without limitation, any investigation, action or proceeding which (i) if determined adversely to such SPV, materially affects the use or value of the Property, or (ii) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or

(iii) involves condemnation or eminent domain proceedings involving the Property or any portion thereof.

(h)
Existing Leases. (i) Other than such SPV’s respective Lease, such SPV has not entered into any contract or agreement with respect to the occupancy or sale of the Property or any portion or portions thereof which will be binding on GIPLP after the Closing; (ii) such SPV’s respective Lease has not been amended except as evidenced by amendments similarly delivered and constitute the entire agreement between the applicable SPV and the applicable Tenant thereunder; and (iii) to such SPV’s knowledge, there are no existing defaults by the applicable SPV or the applicable Tenant under such SPV’s respective Lease.
(i)
Rent Roll. Attached hereto as SCHEDULE 9 is an accurate and complete rent roll dated no more than five (5) business days' prior to the Effective Date.
(j)
Leasing Commissions. (i) There are no lease brokerage agreements, leasing commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property or any portion or portions thereof other than as disclosed in EXHIBIT “C” attached hereto (the “Commission Agreements”); and that all leasing commissions, brokerage fees and management fees accrued or due and payable under the Commission Agreements, as of the date hereof and at the Closing have been or shall be paid in full; and such SPV shall terminate the Commission Agreements as to the Property and the Leases and pay all sums that may be due thereunder at Closing at no cost to GIPLP. Such SPV acknowledges and agrees that in no event either prior to or after Closing shall GIPLP be responsible for any sums due under any Commission Agreement.
(k)
Taxes and Assessments. Such SPV has not filed, and has not retained anyone to file, notices of protests against, or to commence action to review, real property tax assessments against the Property. The Land owned by such SPV is assessed as a separate tax lot or tax parcel, independent of any other parcels or assets not being conveyed hereunder, and has been validly, finally and unappealably subdivided from all other property for conveyance purposes. Such SPV has no knowledge and such SPV has not received notice of any assessments by a public body, whether municipal, county or state, imposed, contemplated or confirmed and ratified against any of the Property for public or private improvements which are now or hereafter payable.
(l)
Environmental Matters. To such SPV’s knowledge, except as disclosed in the Environmental Reports: (i) no Hazardous Substances have been discharged, disbursed,

released, stored, treated, generated, disposed of, or allowed to escape on, in, or under the Property; (ii) no asbestos or asbestos containing materials have been installed, used, incorporated into, or disposed of on the Property except in accordance with all laws, rules, regulations and ordinances pertaining to same; (iii) no PCB’s have been located on or in the Property; (iv) no underground storage tanks are located on the Property or were located on the Property and were subsequently removed or filled; and (v) no tenant or other Person has notified such SPV of the presence of any mold or fungus on the Property. Such SPV has received no written notification that any governmental or quasi-governmental authority has determined that there are any violations of any Environmental Law with respect to the Property, nor has such SPV received any written notice from any governmental or quasi-governmental authority with respect to a violation or suspected violation of any Environmental Law on or at the Property. To such SPV’s knowledge, the Property has not previously been used as a landfill, a cemetery, or a dump for garbage or refuse by such SPV or any of its Affiliates or by any other Person. No tenant has the right to generate, store or dispose of Hazardous Substances at the Property or use or transport Hazardous Substances on or from the Property except as otherwise provided in the Leases.

(m)
Compliance with Laws. There are no violations of law, municipal or county ordinances, or other legal requirements with respect to the Property or any portion thereof that is materially adverse to or could reasonably be expected to become materially adverse to (i) the ability of such SPV to consummate the transactions contemplated hereby, or (ii) each Tenant’s ability to operate its business on the Property after Closing in a manner the same as or substantially similar to the manner in which such Tenant has operated it business on the Property before Closing.
(n)
Easements and Other Agreements. Such SPV has no knowledge of any default in complying with the terms and provisions of any of the terms, covenants, conditions, restrictions or easements constituting a Permitted Exception. There are no existing defaults by the applicable SPV or, to such SPV’s knowledge, any applicable third parties under such instruments.
(o)
Other Agreements. Except for the Leases, the Commission Agreements and the Permitted Exceptions, there are no leases, management agreements, service agreements, brokerage agreements, leasing agreements, licensing agreements, easement agreements, or other agreements or instruments in force or effect that (i) grant to any person or any entity any right, title, interest or benefit in and to all or any part of the Property or any rights relating to the use, operation, management, maintenance or repair of all or any part of the Property, or (ii) establish, in favor of the Property, any right, title, interest in any other real property relating to the use, operation, management, maintenance or repair of all or any part of the Property which, in either event, will survive the Closing or be binding upon GIPLP or its designee or assignee other than those which GIPLP has agreed in writing to assume prior to Closing.
(p)
Condemnation. Such SPV has no knowledge of the commencement of any actual or threatened proceedings for taking by condemnation or eminent domain of any part of the Property.
(q)
Capitalization; Subsidiaries.
(i)
The SPV Interests owned by the SPV Members constitute all of the outstanding membership interests in such SPV Member. The SPV Members and their respective SPV Interests in the SPV are set forth in Schedule 2. All of the SPV Interests have been duly authorized, are validly issued, fully paid and nonassessable, and are owned of record and beneficially by the SPV Members, free and clear of all Encumbrances.
(ii)
All of the SPV Interests were issued in compliance with applicable federal and state laws, rules and regulations, including, but not limited to, the Securities Act. None of the SPV Interests were issued in violation of any agreement or commitment to which any SPV is a party or is subject to or in violation of any preemptive or similar rights of any Person.
(iii)
There are no outstanding or authorized options, warrants, convertible securities, stock appreciation, phantom stock, profit participation, or other rights, agreements, or commitments relating to the membership interests of such SPV or obligating any SPV Member or such SPV to issue or sell any membership interest in such SPV. Except as set forth on Schedule 2, there are no voting trusts, limited liability company agreements, proxies, or other agreements in effect with respect to the voting or transfer of any of the SPV Interests.
(iv)
Such SPV does not have, or have the right to acquire, an ownership interest in any other Person (including any subsidiaries or joint ventures).
(r)
Insurance. Such SPV has not received any written notice from the respective insurance carriers which issued any of the insurance policies required to be obtained and maintained by such SPV under the Leases or under such SPV’s Loan Documents stating that any of the policies or any of the coverage provided thereby will not or may not be renewed. Except as provided in Section 7.1 below, such SPV shall terminate all of such insurance policies as of Closing and GIPLP shall have no obligations for payments that may come due under any of such SPV’s insurance policies for periods of time either prior to or after Closing.
(s)
Submission Items. All materials, information, records, and documentation delivered or to be delivered to GIPLP by such SPV pursuant to this Agreement, including such SPV’s Disclosure Materials, are or upon submission will be complete, accurate, true and correct in all material respects.
(t)
Commitments to Governmental Authority. No commitments have been made to any governmental authority, developer, utility company, school board, church or other religious body or any property owners’ association or to any other organization, group or individual relating to the Property which would impose an obligation upon GIPLP or its designee, successors and assigns to make any contribution or dedications of money or land or to construct, install or maintain any improvements of a public or private nature on or off the Property. The provisions of this section shall not apply to any local Real Estate Taxes assessed against the Property.
(u)
Real Property. The SPV One Members collectively own one hundred percent (100%) of the issued and outstanding SPV One Interests, and SPV One is the sole owner of good and indefeasible fee simple title to the Dollar General Parcel located in Cleveland,

Tennessee. The SPV Two Members collectively own one hundred percent (100%) of the issued and outstanding SPV Two Interests, and SPV Two is the sole owner of good and indefeasible fee simple title to the Tractor Supply Parcel located in Kernersville, North Carolina. The SPV Three Members collectively own one hundred percent (100%) of the issued and outstanding SPV Three Interests, and SPV Three is the sole owner of good and indefeasible fee simple title to the Zaxby’s Parcel located in Sanford, Florida.

(v)
Personal Property. All items of Personal Property, if any, are owned outright by such SPV, free and clear of any Encumbrance, except for Encumbrances created under such SPV’s Loan Documents.
(w)
No Rights to Purchase. Except for this Agreement and as set forth on Schedule 4.1(w), including that certain right of first refusal held by the existing tenant with respect to the Tractor Supply Parcel (which such right of first refusal shall have been waived or shall have otherwise expired as of the Closing Date), neither such SPV nor any of its respective SPV Members has entered into, and such SPV has no knowledge of any other agreement, commitment, option, right of first refusal, right of first offer, or any other agreement, whether oral or written, with respect to the purchase, assignment or transfer of all or any portion of the Property or any SPV Interests.
(x)
Financial Statements; Undisclosed Liabilities; Absence of Certain

Changes.

(i)
Complete copies of each SPV’s financial statements, consisting of the balance sheet of such SPV as of December 31, 2024, and the related statements of income for the fiscal years then ended (the “Financial Statements”) have been delivered to GIPLP. The Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis throughout the period involved. The Financial Statements are based on the books and records of such SPV and fairly present, in all material respects, the financial condition of such SPV as of the respective dates for which they were prepared and the results of the operations of such SPV for the periods indicated. The balance sheet of such SPV as of December 31, 2024 is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date.” Such SPV maintains a standard system of accounting established and administered in accordance with GAAP.

(ii)
Since the Balance Sheet Date, such SPV has been operating in the ordinary course of business consistent with past practice and there has not been, with respect to such SPV, any change, event, condition, or development that is, or could reasonably be expected to be, individually or in the aggregate, materially adverse to the business, results of operations, condition (financial or otherwise), or assets of such SPV.
(iii)
Such SPV has no liabilities, except: (a) those which are adequately reflected or reserved against in the Balance Sheet as of the Balance Sheet Date; and (b) those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date and which are not, (i) indebtedness for borrowed money or (ii) individually or in the aggregate, material in amount.

(y)
Bankruptcy. Such SPV has not filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such SPV’s creditors or suffered the appointment of a receiver to take possession of the Property or any material portion thereof. Such SPV has not made a general assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they generally come due or made an offer of settlement, extension or composition to its creditors generally.
(z)
Contracts. Attached hereto as Schedule 4.1(z) is a true, correct and complete list of each Contract to which such SPV is a party, other than the Leases. The copies of the Contracts identified on Schedule 4.1(z) and delivered to GIPLP are complete and accurate copies of the Contracts (including any amendments thereto). Such SPV has not received nor given written notice of any existing default or breach under any Contract that, to such SPV’s knowledge, has not been cured in all material respects. Other than the Contracts listed on Schedule 4.1(z), and the Leases, there are no contracts or agreements to which such SPV or its Affiliates is a party and which, will be binding on GIPLP from and after the Closing Date. Assuming the due authorization, execution and delivery thereof by the other party or parties thereto, each Contract listed on Schedule 4.1(z) is in full force and effect and is enforceable against such SPV and, to the knowledge of such SPV, the other party or parties thereto in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles.

(aa) Related Party Contracts. No manager, director, officer, stockholder, member, partner or any Affiliate of such SPV or any individual in such manager’s, director’s, officer’s, stockholder’s, member’s, partner’s or Affiliate’s immediate family or any entity controlled by any such manager, director, officer, stockholder, member, partner or Affiliate has

(i) any direct or indirect material interest in any Person that competes with the business of such SPV, (ii) any interest in any material asset that is used by such SPV in the conduct of its business or (iii) is party to any Contract or transaction with or provides any services to such SPV.

(bb) Employees. Such SPV has had no employees or independent contractors since inception.

(cc) Benefit Plans. Such SPV is not acting on behalf of an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, a “plan” within the meaning of Section 4975 of the Code, or an entity deemed to hold “plan assets” within the meaning of 29 C.F.R § 2510.3-101 of any such employee benefit plan or plans.

(dd) SPV Affidavit. All statements made in each SPV Affidavit are complete, accurate, true and correct in all material respects.

The representations and warranties made in Section 4.1 of this Agreement by such SPV shall be continuing and shall be deemed remade in all material respects by such SPV as of the Closing Date, with the same force and effect as if made on, and as of, such date (except to the extent which any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date). All representations and warranties made in this Agreement by such SPV shall survive the Closing for a period of three (3) years (the “Limitation Period”), and upon expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, GIPLP gives the SPV Representative written notice prior to the expiration of said three (3) year period of such alleged breach with reasonable detail as to the nature of such breach. Notwithstanding anything to the contrary contained in this Agreement, there shall be no survival limitation with respect to (i) acts involving an actual fraud or intentional misrepresentation on behalf of such SPV or any SPV Member, or (ii) a breach of the representation and warranty made in Section 4.1(dd).

If, subject to the terms, conditions and applicable limitations provided herein: (a) GIPLP makes a claim against the SPV Members with regard to a breach of or inaccuracy in a representation or warranty by an SPV under this Section or by an SPV Member under Section 4.3, which expressly survives Closing, and (b) either such losses have been agreed to by the parties hereto or GIPLP obtains a final and non-appealable judgment against such SPV Member that remains unpaid for a period of thirty (30) days, then the SPV Members agree that GIPLP shall have the right to satisfy any losses or indemnifiable amounts owing by the SPV Members by cancellation and forfeiture of Partnership Units for no consideration. In the event that any indemnifiable amounts owing by any SPV Member is satisfied, in whole or in part, by the cancellation and forfeiture of Partnership Units for no consideration, GIPLP shall have the right to, and the applicable SPV Members shall be required to, transfer to GIPLP, for no consideration, a number of Partnership Units having an aggregate Fair Market Value equal to the applicable unpaid indemnity payment amount (such Partnership Units, the “Forfeited Indemnity Units”), together with any unit powers, unit certificates or other documents or instruments specific to such Forfeited Indemnity Units and deemed reasonably necessary by GIPLP. The “Fair Market Value” of each Partnership Unit shall be an amount equal to $6.00 per Partnership Unit. With respect to any transfer of Partnership Units in accordance with this Section, GIPLP shall have the right, without any further action on the part of any SPV Member or any other Person, to transfer on GIPLP’s books a number of Partnership Units owned by the applicable SPV Members equal to the aggregate amount of Forfeited Indemnity Units and to cancel any and all Partnership Unit certificates, if any, representing such Forfeited Indemnity Units in exchange for issuing to such SPV Member, as applicable, a new certificate (if such securities are certificated) representing any Partnership Units owned by such SPV Member in excess of the Forfeited Indemnity Units. Each SPV and each SPV Member acknowledges and agrees that GIPLP has relied and has the right to rely upon the foregoing in connection with GIPLP’s consummation of the transaction set forth in this Agreement.

Subject to the immediately preceding paragraph, the SPV Members of each SPV, jointly and severally, hereby agree to indemnify, protect, defend (through attorneys reasonably acceptable to GIPLP) and hold harmless GIPLP and its subsidiaries, affiliates, officers, directors, agents, employees, successors and assigns from and against any and all claims, damages, losses, liabilities, costs and expenses, including reasonable attorneys’ fees actually incurred (collectively, the “Losses”)) (i) which may be asserted against or suffered by GIPLP or the Property after the Closing Date as a result or on account of any breach of any representation, warranty or covenant on the part of such SPV or SPV Member made herein or in any instrument or document delivered by such SPV or SPV Member pursuant hereto or (ii) which may at any time following the Closing Date be asserted against or suffered by GIPLP arising out of or resulting from any matter pertaining to the operation of the Property prior to the Closing Date (whether asserted or accruing before or after Closing).

The SPV Members of each SPV shall not be liable to indemnify GIPLP for Losses resulting from or on account of a breach of any representation or warranty on the part of such SPV or SPV Member made herein or in any instrument or document delivered by such SPV or SPV Member pursuant hereto, until the aggregate amount of all Losses in respect of such indemnification exceeds $10,000.00 (the “Threshold Amount”), in which event such SPV Member shall be required to pay or be liable for the full amount of all such Losses of GIPLP or the Property, including the Threshold Amount. For purposes of determining the existence of any inaccuracy in or breach of any representation or warranty and calculating the amount of any Losses with respect thereto, any materiality, material adverse effect or other similar qualifications in the representations and warranties shall be disregarded.

4.2
Covenants and Agreements of each SPV.
(a)
Continued Performance under the Leases. From the Effective Date to the date of Closing, each SPV shall continue to perform in all material respects all of its obligations under its respective Leases consistent with the terms and conditions of such Lease.
(b)
Leasing and Licensing Arrangements. From the Effective Date to the date of Closing, no SPV will enter into any lease or license affecting the Property, or modify or amend in any material respect, or terminate any Lease without GIPLP’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Any such requests by an SPV shall be accompanied by a copy of any proposed modification or amendment of the applicable Lease or of any new lease or license that such SPV wishes to execute between the Effective Date and the Closing Date.
(c)
New Contracts and Easements. From the Effective Date to the date of Closing, no SPV shall enter into any contract or easement, or modify, amend, renew or extend any existing contract or easement, that will be an obligation on or otherwise affect the Property or any part thereof subsequent to the Closing without GIPLP’s prior written consent in each instance, which consent shall not be unreasonably withheld, conditioned or delayed, except contracts entered into in the ordinary course of business that shall be terminated at Closing without penalty or premium to GIPLP.
(d)
Tenant Estoppel Certificate. Each SPV shall obtain and deliver to GIPLP prior to Closing an original written Tenant Estoppel Certificate signed by each Tenant as provided for in Section 6.1(f). In the event an SPV has been unable to obtain the Tenant Estoppel Certificate from each Tenant as set forth herein, GIPLP may either elect to extend the Closing Date for an additional period of thirty (30) days, in order to provide such SPV additional time to obtain the Tenant Estoppel Certificate.
(e)
Tax Matters. From the Effective Date to the date of Closing, no SPV shall

(i) file an entity classification election pursuant to Treasury Regulations Section 301.7701-3(c) to be treated as an association taxable as a corporation for federal income Tax purposes; (ii) make or change any other Tax elections, commence, settle, compromise or take any other action with respect to any claim, action, investigation, examination or other proceeding in respect of Taxes;

(iii) request a ruling or determination from any Taxing Authority; (iv) change any Tax accounting period, adopt or change any method of Tax accounting; (v) file any amended Tax Return, enter into any Tax allocation, sharing, indemnity or similar agreement; (vi) surrender any right to claim a Tax refund, consent to any extension or waiver of the statute of limitations period applicable to any Tax claim or assessment, or (vii) take any action which has the effect of any of the foregoing.

(f)
Tenant Approval and Consent. To the extent any Lease contains any Tenant Approvals and Consents, the applicable SPV shall obtain and deliver to GIPLP prior to Closing the Tenant’s Approval and Consent. In the event an SPV is unable to obtain and deliver to GIPLP the Tenant’s Approval and Consent prior to Closing, then GIPLP shall have the right to terminate this Agreement by providing written notice to the SPV Representative, in which case the parties hereto shall have no further rights or obligations, other than those that by their terms survive the termination of this Agreement.
(g)
Notices. From the Effective Date to the date of Closing, each SPV shall, immediately upon such SPV’s obtaining knowledge thereof, provide GIPLP with a written notice of any event which has a material adverse effect on the Property.
(h)
Notices of Violation. From the Effective Date to the date of Closing, as soon as an SPV has knowledge or immediately upon receipt of written notice thereof, such SPV shall provide GIPLP with written notice of any violation of any legal requirements or insurance requirements affecting the Property, any service of process relating to the Property or which affects such SPV’s ability to perform its obligations under this Agreement, any complaints or allegations of default received from Tenant or any other correspondence or notice received by an SPV or its respective SPV Members which has or has the potential to have a material adverse effect on the Property.
4.3
Representations by the SPV Members. Each SPV Member, severally and not jointly, and for itself, himself or herself and not any other SPV Member, hereby covenants with and makes the following representations and warranties to GIPLP, each of which shall be true as of the Effective Date and as of the Closing (except to the extent which any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date):
(a)
Organization and Authority of such SPV Member. If such SPV Member is an entity, such SPV Member is duly organized, validly existing, and in good standing under the laws of the state of its organization or incorporation, or, if such SPV Member is an individual, such SPV Member is sui juris. If such SPV Member is an entity, such SPV Member has full company power and authority, and, if such SPV Member is an individual, such SPV Member has full capacity, to enter into this Agreement and the other transaction documents to which such SPV Member is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. If such SPV Member is an entity, the execution and delivery by such SPV Member of this Agreement and any other transaction document to which such SPV Member is a party, the performance by such SPV Member of its obligations hereunder and thereunder, and the consummation by such SPV Member of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of such SPV.

(b)
Enforceability. This Agreement and each transaction document to which such SPV Member is a party constitute legal, valid, and binding obligations of such SPV Member enforceable against such SPV Member in accordance with their respective terms.
(c)
Title to SPV Interests; Assets. Such SPV Member is the sole record and beneficial owner of the SPV Interests set forth next to such SPV Member’s name on Schedule 2, free and clear of all Encumbrances and, with respect to such SPV Interests, such SPV Member has good and valid title and has the sole right to transfer such SPV Interests to GIPLP upon the terms and conditions of this Agreement. Such SPV Member is not a party to any voting trust, stockholder or operating agreement, proxy or other agreement or understanding with respect to the voting or transfer of any SPV Interests. Upon the Closing, GIPLP will receive good and valid title to the SPV Interests set forth next to such SPV Member’s name on Schedule 2. The SPV Members do not, and as of the Closing Date, the SPV shall not directly or indirectly, beneficially or legally own any assets other than the Property, which in turn constitutes all of the real estate properties, directly or indirectly, beneficially or legally, owned or leased by the SPVs.
(d)
No Conflicts or Consents. The execution, delivery, and performance by such SPV Member of this Agreement and the other transaction documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not:

(a) violate or conflict with any provision of the governing documents of such SPV Member (if such SPV Member is an entity); (b) violate or conflict with any provision of any Law or any order, writ, judgment, injunction, decree, determination, penalty, or award entered by or with any governmental authority applicable to such SPV Member or the SPV Interests being contributed to GIPLP hereunder; (c) require the consent, notice, or filing with or other action by any Person or require any permit, license, or governmental order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, or modify any contracts, to which such SPV Member is a party or by which such SPV Member is bound; or (e) result in the creation or imposition of any Encumbrance on any of the SPV Interests being contributed to GIPLP hereunder.

(e)
Not a Foreign Person; SPV Not a U.S. Real Property Holding Corporation. Such SPV Member is not a “foreign person” within the meaning of Section 1445 of the Code (i.e., such SPV Member is not a “foreign partnership,” “foreign trust,” “foreign estate,” “foreign corporation,” or “foreign person” within the meaning of the Internal Revenue Code and the Treasury Regulations promulgated thereunder. Neither the SPV nor the SPV Member is, or has been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code).
(f)
Legal Proceedings. There are no actions or proceedings pending or, to such SPV Member’s knowledge, threatened, against or by such SPV Member or any Affiliate of such SPV Member that may reasonably be expected to impair or delay the consummation of any of the transactions contemplated hereby.
(g)
Taxes. All Tax Returns required to have been filed by or with respect to each SPV or SPV Member with respect to the property as of the date hereof has been duly and timely filed, and all such Tax Returns are true, correct and complete. Such SPV has delivered to GIPLP copies of all federal, state, local and foreign income, franchise and similar Tax Returns, examination reports, and statements of deficiencies assessed against, or agreed to by, such SPV for all Tax periods ending after December 31, 2021. All Taxes due and payable by each SPV or SPV Member with respect to such SPV and/or the Property, whether or not shown or reportable on any Tax Return, have been paid to the appropriate Taxing Authority. No deficiencies for Taxes or other assessments relating to Taxes have been claimed, proposed or assessed against any SPV or SPV Member. There are no ongoing, pending or threatened actions, claims, investigations, examinations, or other proceedings with respect to the liability of any SPV or SPV Member for any Taxes. No SPV or SPV Member has (i) entered into any material agreement as to the indemnification for, contribution to, or payment of, Taxes of any other Person or (ii) any liability for Taxes of any Person as a transferee or successor, by contract or otherwise. Each SPV is properly classified as a partnership for federal income tax purposes, and no SPV has filed an entity classification election pursuant to Treasury Regulations Section 301.7701-3(c) to be treated as an association taxable as a corporation for federal income tax purposes. Such SPV is not a party to, or bound by, any Tax indemnity, Tax sharing or Tax allocation agreement.
(h)
Accredited Investor. Such SPV Member and each of its members is an Accredited Investor (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended), and has such knowledge and experience in financial and business matters and that it is capable of evaluating the merits and risks of the prospective investment in the Partnership Units.
(i)
Materials and Recognition of Status and Risks. Each SPV Member acknowledges that:
(i)
Such SPV Member is knowledgeable, sophisticated, and experienced in business and financial matters; such SPV Member fully understands the limitations on Transfer (defined below) described in this Agreement and the Partnership Agreement and such SPV Member is able to bear the economic risk of holding the Partnership Units for an indefinite period and is able to afford the complete loss of its investment in the Partnership Units.
(ii)
Such SPV Member acknowledges that (i) the transactions contemplated by this Agreement involve complex tax consequences for such SPV Member, and such SPV Member is relying solely on the advice of such SPV Member’s own tax advisors in evaluating such consequences; (ii) GIPLP has not made (nor shall it be deemed to have made) any representations or warranties as to the tax consequences of such transaction to such SPV Member; and (iii) references in this Agreement to the intended tax effect of the transactions contemplated hereby shall not be deemed to imply any representation by GIPLP as to a particular tax result that may be obtained by such SPV Member; such SPV Member remains solely responsible for all tax matters relating to such SPV Member.
(iii)
GIPLP has made available to such SPV Member and such SPV Member has received and reviewed (i) this Agreement, (ii) the Partnership Agreement, (iii) copies of the documents made available to each SPV and each SPV Member by GIPLP or GIPREIT (by public filing with the SEC) and filed by GIPREIT under the Securities Exchange Act of 1934, as amended, (iv) all qualified registration statements, reports, and related prospectuses and supplements filed by GIPREIT and (v) has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, GIPLP,

GIPREIT, and the business and prospects of GIPLP and GIPREIT (that such SPV Member and all of such SPV Member’s members deems necessary to evaluate the merits and risks related to the investment in the Partnership Units ((i), (ii), (iii), (iv), and (v), collectively the “Materials”); and such SPV Member understands and has taken cognizance of all risk factors in the Materials and related to an investment in the Partnership Units.
(iv)
Subject to such SPV Member’s rights under the Partnership Agreement to exchange or redeem the Partnership Units to Common Stock or cash, such SPV Member will acquire the Partnership Units solely for its own respective account for the purpose of investment and not as a nominee or agent for any other Person and not with a view to, or for offer or sale in connection with, any distribution thereof. Subject to such SPV Member’s rights under the Partnership Agreement to convert the Partnership Units to Common Stock or cash, such SPV Member agrees and acknowledges that it is not permitted to offer, transfer, sell, assign, pledge, hypothecate, or otherwise dispose of (collectively, “Transfer”) any of the Partnership Units except as provided in the Partnership Agreement.
(j)
Forward Looking Statements. Such SPV Member is aware that any informational materials reviewed by the SPVs and SPV Members in connection with GIPLP and GIPREIT may contain forward looking statements. Any forward-looking statements contained in any such informational materials were based on current expectations involving many risks and uncertainties, especially in light of the nature of the businesses of GIPLP and GIPREIT. GIPLP’s and GIPREIT’s actual financial results may differ materially from any results which might be projected, forecast, estimated or budgeted by GIPLP and GIPREIT in forward-looking statements. Such SPV Member understands that some of the factors that could have a material adverse effect on the forward-looking statements and business are: results of operations, financial condition, funds derived from operations, cash available for distribution, changes in capital markets, changes in interest rates, availability of capital, competition from businesses engaged in similar enterprises, both those currently in existence as well as those that may arise in the future cash flows, liquidity and prospects as well as those factors included, but not limited to, the factors referenced in the offering statement of GIPREIT, dated January 28, 2016, as amended and/or supplemented from time to time, under the caption “RISK FACTORS” and which are incorporated herein by reference. All GIPREIT filings are available at SEC.gov or the following URL: (https://www.sec.gov/cgi-bin/browse-

edgar?action=getcompany&CIK=0001651721&owner=exclude&count=40).

(k)
Restrictions on Redemptions. Each SPV Member and each of its members acknowledge that the redemption of the Partnership Units for Common Stock shall be subject to certain restrictions contained in the Partnership Agreement, as amended by the LPA Amendment.
(l)
Securities Restrictions. Subject to such SPV Member’s rights under the Partnership Agreement to redeem the Partnership Units, at the election of the General Partner, to Common Stock or cash, such SPV Member acknowledges that it has been advised and it has advised the such SPV Member’s members that (i) the Partnership Units may be held indefinitely, and such SPV Member will continue to bear the economic risk of the investment in the Partnership Units, unless they are exchanged pursuant to the Partnership Agreement or are subsequently registered under the Securities Act of 1933, as amended (and the rules and regulations in effect thereunder) (the “Securities Act”), or an exemption from such registration is available, (ii) the Partnership Units are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the SEC provide in substance that the SPV Members may dispose of the Partnership Units only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and such SPV Member understands that GIPLP shall have no obligation to register any of the Partnership Units purchased by such SPV Member hereunder (or the Common Stock) or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder) except as may be set forth in the Partnership Agreement, (iii) if the Partnership Units, at the election of the General Partner, are exchanged for Common Stock, such SPV Member acknowledges that in connection with conversion of the Partnership Units to Common Stock, after the expiration of the Lock-Up Period (hereinafter defined), the Partnership Units may be sold only in compliance with the applicable resale limitations of Rule 144 under the Securities Act, and (iv) a notation shall be made in the appropriate records of GIPLP indicating that the Partnership Units are subject to restrictions on Transfer.
(m)
Lock-Up Period. Such SPV Member acknowledges and agrees that the Partnership Units are not redeemable, convertible or exchangeable for cash or Common Stock for two (2) years after the date of issuance (the “Lock-Up Period”). The provisions of this Section 4.3(f) shall survive the Closing.
(n)
Legend. Such SPV Member hereby acknowledges that any certificate or other instrument representing the Partnership Units shall bear one or all of the following legends:
(i)
“THIS CERTIFICATE IS NOT NEGOTIABLE. THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE ARE GOVERNED BY AND TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF GENERATION INCOME PROPERTIES, L.P., AS AMENDED, SUPPLEMENTED OR RESTATED FROM TIME TO TIME.”
(ii)
Any legend set forth in, or required by, the Partnership Agreement or the articles or certificate of incorporation and the bylaws of GIPREIT.
(iii)
Any legend required by the securities laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

(o)
REIT Restrictions. Such SPV Member acknowledges that the Partnership Units are subject to restrictions on beneficial and constructive ownership and transfer for the purpose of GIPREIT’s election and maintenance of its intended status as a REIT under the

Internal Revenue Code of 1986, as amended. Subject to certain further restrictions and except as expressly provided in GIPREIT’s charter, (i) no person may beneficially or constructively own shares of GIPREIT’s common stock in excess of 9.8% (in value or number of shares) of the outstanding shares of common stock of the REIT unless such person is an excepted holder (in which case the excepted holder limit shall be applicable); (ii) no person may beneficially or constructively own shares of capital stock of GIPREIT in excess of 9.8% of the value of the total outstanding shares of capital stock of GIPREIT, unless such person is an excepted holder (in which case the excepted holder limit shall be applicable); (iii) no person may beneficially or constructively own capital stock that would result in GIPREIT being “closely held” under section 856(h) of the Internal Revenue Code or otherwise cause GIPREIT to fail to qualify as a real estate investment trust; and (iv) no person may transfer shares of capital stock if such transfer would result in the capital stock of GIPREIT being owned by fewer than 100 persons.

(p)
Waiver. Such SPV acknowledges that the agreements contained herein and the transactions contemplated hereby and any actions taken in contemplation of the transactions contemplated hereby may conflict with, and may not have been contemplated by, the organizational documents of an SPV or such SPV Member or its managing member(s), or other agreements among one or more holders of ownership interests therein, and hereby expressly gives all consents (and any consents necessary to authorize the proper parties in interest to give all consents) and waivers it is entitled to give that are necessary or desirable to facilitate the contribution or sale contemplated hereby.
(q)
Non-Public Information. Notwithstanding the information contained in the Materials and other information and materials provided to or otherwise obtained by such SPV Member as described in Section 4.3(b), such SPV Member and each of its members understand and acknowledge that it may be in possession of additional material non-public information about GIPREIT and GIPLP’s existing or potential operations, prospects and strategic plans. Therefore, in connection to this information, such SPV Member understands that (1) any information in its possession regarding GIPREIT and GIPLP: (i) may be incomplete in whole or in part, (ii) has been provided to it by GIPREIT and GIPLP without any representation or warranty by them (other than as expressly set forth in this Agreement or the Partnership Agreement and (2) such SPV Member and each of its members hereby irrevocably agrees that it will not directly or indirectly institute, join any person in instituting or take any action to directly or indirectly institute, any legal or other proceeding against GIPREIT, GIPLP or any of their affiliates, officers, directors, partners, members, employees or agents for any reason relating to, or seeking damages or remedies (whether legal or equitable) with respect to this Agreement, an investment in the Partnership Units or any of the information that GIPREIT, GIPLP or any of their affiliates, officers, directors, partners, members, employees, agents or representatives has provided or omitted to provide to the SPVs or SPV Members in connection with the this Agreement or otherwise, other than in the case of any representation or warranty by GIPREIT or GIPLP expressly set forth in this Agreement or the Partnership Agreement.
(r)
NO TAX REPRESENTATIONS. EXCEPT FOR THE EXPRESS REPRESENTATIONS OF GIPLP CONTAINED HEREIN, SUCH SPV MEMBER REPRESENTS AND WARRANTS THAT IT IS RELYING SOLELY ON SPV MEMBER’S OWN CONCLUSIONS OR THE ADVICE OF SUCH SPV’S OWN COUNSEL WITH RESPECT TO TAX ASPECTS OF THE CONTRIBUTION AND EXCHANGE AND IS NOT

RELYING UPON ANY ADVICE OR ANY INFORMATION OR MATERIAL FURNISHED BY GIPLP OR GIPREIT OR THEIR RESPECTIVE REPRESENTATIVES, WHETHER ORAL OR WRITTEN, EXPRESSED OR IMPLIED, OF ANY NATURE WHATSOEVER, REGARDING ANY TAX MATTERS, INCLUDING, WITHOUT LIMITATION, TAX CONSEQUENCES TO SUCH SPV MEMBER FROM THE TRANSACTION CONTEMPLATED HERE OR AS TO CREDITS, PROFITS, LOSSES OR CASH FLOW WHICH MAY BE RECEIVED OR SUSTAINED AS A RESULT OF THE CONTRIBUTIONS AND EXCHANGES.

(s)
Survival. Notwithstanding anything in Section 4.1 of this Agreement to the contrary, the covenants, representations and warranties in this Section 4.3 shall survive the Closing of this Agreement.
(t)
Information and Audit Cooperation. To the extent required by a governmental agency or for any good faith purpose, such SPV Member shall, at GIPLP’s expense, reasonably cooperate with GIPLP and/or GIPLP’s independent auditor and provide each access to the books and records of the Property and all related information regarding the Property, including, without limitation, two (2) calendar years of financial records of the Property; provided, however, should two (2) calendar years of financial records not be available, then such SPV Member shall supply as many years of financial records that exist; provided, further, if such financial records are not available but to the extent required by a governmental audit of GIPLP, GIPREIT or any of their respective direct or indirect subsidiaries or affiliates, such SPV Member shall, at GIPLP’s expense, provide at least one (1) year of audited books and records. If audited financial statements are not available, such SPV Member shall provide un- audited operating statements in lieu of audited ones and provide supporting documentation as requested in order for GIPLP to conduct its own audit. At GIPLP’s request, at any time within one (1) year after the Closing, such SPV Member shall provide GIPLP with such books, records, and such other matters reasonably determined by GIPLP as necessary to satisfy its or its affiliated parties’ obligations as a real estate investment trust and/or the requirements (including, without limitations, any regulations) of the Securities and Exchange Commission to the extent in such SPV Member’s possession. Such SPV Member shall promptly notify GIPLP upon receipt by such SPV Member of written notice of any pending or threatened U.S. federal, state, local or foreign Tax audits, investigations, proceedings or assessments relating to the Property. GIPLP shall have the right to control the conduct of any audit or claims proceeding instituted after the Closing with respect to Taxes attributable to any taxable period, or portion thereof, ending on or before the Closing Date, provided that, such SPV Member may participate at its own expense and GIPLP shall cooperate with such SPV Member in the conduct of any such audit or proceeding or portion thereof. Such SPV Member shall deliver to GIPLP all Tax Returns, schedules and work papers with respect to the Property, and all material records and other documents relating thereto that are within such SPV Member’s possession or within such SPV Member’s reasonable control.
(u)
SPV Affidavit. All statements made in each SPV Affidavit are complete, accurate, true and correct in all material respects.

Subject to the last paragraph of Section 4.1, each of the SPV Members shall severally, but not jointly and severally, indemnify and defend each of GIPLP and its Affiliates and its and their respective representatives against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all losses incurred or sustained by, or imposed upon, GIPLP based upon, arising out of, with respect to, or by reason of: (a) any inaccuracy in or breach of any of the representations or warranties of such SPV Member in this Agreement or the other transaction documents to which such SPV Member is a party; and (b) any breach or non- fulfillment of any covenant, agreement, or obligation to be performed by such SPV Member pursuant to this Agreement or the other transaction documents to which such SPV Member is a party.

4.4
Representations and Warranties of GIPLP. GIPLP hereby makes the following representations and warranties to each SPV Member, each of which shall be true as of the Effective Date and as of the Closing (except to the extent which any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date):
(a)
Organization, Authorization and Consents. GIPLP is a duly organized and validly existing limited partnership under the laws of the State of Delaware. GIPLP has filed all material Tax Returns required to have been filed by or with respect to the GIPLP and GIPLP has all the right, power and authority to enter into this Agreement and to acquire the SPV Interests in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.
(b)
Action of GIPLP, Etc. GIPLP has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by GIPLP on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of GIPLP, enforceable against GIPLP in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.
(c)
No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by GIPLP, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which GIPLP is bound.
(d)
Litigation. No investigation, action or proceeding is pending or, to GIPLP’s knowledge, threatened, which questions the validity of this Agreement, or any action taken or to be taken pursuant hereto.
(e)
Partnership Units. (i) upon issuance to the SPV Members, the Partnership Units shall be free and clear of any and all Encumbrances, other than Encumbrances under federal and state securities laws and the Partnership Agreement, (ii) no person other than such SPV Member and GIPLP has any rights or claims of any kind or nature in or to the Partnership Units, and (iii) the issuance of the Partnership Units to the SPV Members will not result in a breach of any terms, covenants, provisions, or conditions of any agreement that is binding on GIPLP or any of its property or assets.

The representations and warranties made in this Agreement by GIPLP shall be continuing and shall be deemed remade by GIPLP as of the Closing Date, with the same force and effect as if made on, and as of, such date. All representations and warranties made in this Agreement by GIPLP shall survive the Closing for a period of twelve (12) months, and upon expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, the SPV Representative gives GIPLP written notice prior to the expiration of said twelve (12) month period of such alleged breach with reasonable detail as to the nature of such breach. Notwithstanding anything to the contrary contained in this Agreement, there shall be no survival limitation with respect to acts involving fraud or intentional misrepresentation on behalf of GIPLP.

Subject to the terms of this Agreement, GIPLP hereby agrees to indemnify, protect, defend (through attorneys reasonably acceptable to the SPV Representative) and hold harmless each SPV Member and its affiliates, officers, directors, agents, employees, successors and assigns from and against any and all claims, damages, losses, liabilities, costs and expenses (including reasonable attorneys’ fees actually incurred) which may be asserted against or suffered by the SPV Members after the Closing Date as a result or on account of any breach of any representation, warranty or covenant on the part of GIPLP made herein or in any instrument or document delivered by GIPLP pursuant hereto.

ARTICLE 5.

CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS

5.1
SPV and SPV Member Closing Deliveries. For and in consideration of, and as a condition precedent to GIPLP’s delivery to the SPV Members of the Contribution Consideration, each SPV and SPV Member, as applicable, shall obtain or execute and deliver to GIPLP or the Escrow Agent (as applicable) at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:
(a)
Certified Rent Roll. A certified rent roll for each SPV, certified to be true and correct as of the Closing Date by an authorized representative of such SPV (the “Certified Rent Roll”);
(b)
SPV’s Affidavit. Each applicable SPV Affidavit;
(c)
SPV’s Certificate. A certificate in the form attached hereto as SCHEDULE 6 (each, a “SPV Certificate”) from each SPV executed by such SPV’s Members, which shall certify that the conditions applicable to such SPV set forth in Section 6.1 hereof have been satisfied as of the Closing Date;
(d)
Joinder Agreement. A joinder to the Partnership Agreement (in the form attached hereto as EXHIBIT “E”) from each SPV Member and such other documents and instruments as reasonably determined to be appropriate by GIPLP to reflect the admission of such SPV Member to GIPLP as a limited partner thereof;
(e)
Assignment of SPV Interests. Each SPV Member shall execute and deliver an Assignment of SPV Interests substantially in the form attached hereto as SCHEDULE 3 (the

“Assignment of SPV Interests”), assigning as directed by GIPLP all of such SPV Member’s right, title, and interest in such SPV Member’s SPV Interests.

(f)
Resignations. Resignations effective as of Closing of any managers, officers, directors and/or managing members of each SPV.
(g)
FIRPTA Certificate. A FIRPTA Certificate from each SPV Member in the form attached hereto as SCHEDULE 7;
(h)
Evidence of Authority. Such documentation as may reasonably be required by the Title Company to establish that this Agreement, the transactions contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered;
(i)
Settlement Statement. A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of GIPLP and the SPV Members pursuant to this Agreement;
(j)
Tax Protection Agreement. A tax protection agreement in a mutually agreed-upon form executed by each SPV Member;
(k)
Notice of Transfer. Each SPV will join with GIPLP (or its Affiliate) in executing a notice, in form and content reasonably satisfactory to the SPV Representative and GIPLP (the “Notice of Transfer”), which GIPLP shall send to the Tenant informing Tenant of the transfer of beneficial ownership of the Property and directing that all rent and other sums payable thereunder for periods after the Closing shall be paid as set forth in the notice;
(l)
Surveys and Plans. Such surveys, site plans, plans and specifications, and other matters relating to the Property as are in the possession of the SPVs and SPV Members to the extent not theretofore delivered to GIPLP;
(m)
Lease. To the extent the same are in any SPV’s or SPV Member’s possession, original executed counterparts of the Lease;
(n)
Keys. All of the keys to any door or lock on the Property in any SPV or SPV Member’s possession, if any; and
(o)
Other Documents. Such other documents as may be specifically required under this Agreement or as shall be reasonably requested by GIPLP’s counsel or the Title Company to effectuate the purposes and intent of this Agreement.
5.2
GIPLP’s Closing Deliveries. GIPLP shall obtain, execute and deliver to SPV Representative or the Title Company (as applicable) at Closing the following documents and such other items enumerated below, all of which shall be duly executed, acknowledged and notarized where required:
(a)
Partnership Units. The Amended Exhibit A evidencing the issuance of the Partnership Units as provided in Section 2.5 of this Agreement and a fully executed counterpart to a Joinder Agreement, with respect to the Partnership Units;

(b)
Evidence of Authority and LPA Amendment. Resolutions of GIPLP authorizing the execution, delivery and performance by GIPLP of this Agreement and any related documents and the adoption of the LPA Amendment.
(c)
GIPLP’s Certificate. A certificate in the form attached hereto as SCHEDULE 8 (“GIPLP’s Certificate”), evidencing the reaffirmation of the truth and accuracy in all material respects of GIPLP’s representations, warranties and agreements contained in Section

4.4 of this Agreement;

(d)
Settlement Statement. A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of GIPLP and the SPV Members pursuant to this Agreement;
(e)
Notice of Transfer. An executed counterpart to each Notice of Transfer;
(f)
Tax Protection Agreement. A tax protection agreement in a mutually agreed-upon form executed by GIPLP; and
(g)
Other Documents. Such other documents as may be specifically required under this Agreement or as shall be reasonably requested by counsel for the SPVs or the Title Company to effectuate the purposes and intent of this Agreement.
5.3
Closing Costs. The SPV Members shall pay, if applicable, the cost of the documentary/revenue stamps, transfer taxes, and excise taxes imposed by the state in which the Land is located and/or the county in which the Land is located upon the conveyance of the SPV Interests and upon the assumption of the Existing Debt; the attorneys’ fees and consultants’ fees of the SPVs incurred prior to Closing; the cost of obtaining and recording any corrective title instruments and all other costs and expenses incurred by the SPVs and SPV Members in closing and consummating the transaction contemplated pursuant to this Agreement. GIPLP shall pay the cost of the Title Commitments and the Title Policies, including title examination fees related thereto and any updates to any Title Commitment, all recording fees on all instruments to be recorded in connection with this transaction (except corrective title instruments), the cost of any endorsements to any Title Policy, the attorneys’ fees and consultants’ fees of GIPLP, and all other costs and expenses incurred by GIPLP in the performance of GIPLP’s due diligence inspection of the Property and in closing and consummating the transaction contemplated pursuant to this Agreement.
5.4
Prorations and Credits. The items in this Section 5.4 shall be prorated between the SPVs and GIPLP or credited, as specified:
(a)
Taxes. All general real estate taxes imposed by any governmental authority (“Real Estate Taxes”) for the year in which the Closing occurs shall be prorated between each SPV and GIPLP as of the Closing, except those for which each Tenant under each Lease is responsible to pay directly to the applicable Taxing Authority. If the Closing occurs prior to the receipt by an SPV of the tax bill for the calendar year or other applicable tax period in which the Closing occurs, Taxes shall be prorated for such calendar year or other applicable tax period based upon the amount equal to the prior year’s tax bill.

(b)
Reproration of Real Estate Taxes. After receipt of final Real Estate Taxes and other bills, GIPLP shall prepare and present to the SPV Representative a calculation of the reproration of such Real Estate Taxes and other items, based upon the actual amount of such items charged to or received by the parties for the year or other applicable fiscal period. The parties shall make the appropriate adjusting payment between them within thirty (30) days after presentment to SPV Representative of GIPLP’s calculation and appropriate back-up information. GIPLP shall provide SPV Representative with appropriate backup materials related to the calculation, and SPV Representative may inspect GIPLP’s books and records related to the Property to confirm the calculation. The provisions of this Section 5.4(b) shall survive the Closing for a period of one (1) year after the Closing Date.
(c)
Rents, Income and Other Expenses. Rents and any other amounts payable by each Tenant under each Lease shall be prorated as of the Closing Date and be adjusted against the Contribution Consideration on the basis of a schedule which shall be prepared by the SPV Representative and delivered to GIPLP for GIPLP’s review and approval prior to Closing. GIPLP shall receive at Closing a credit for GIPLP’s pro rata share of the rents, additional rent, Taxes, common area maintenance charges, tenant reimbursements and escalations, and all other payments payable for the month of Closing and for all other rents and other amounts that apply to periods from and after the Closing, but which are received by the SPVs prior to Closing. GIPLP agrees to pay to the applicable SPV Members, upon receipt, any rents or other payments by each Tenant under each Lease that apply to periods prior to Closing but are received by GIPLP after Closing; provided, however, that any delinquent rents or other payments by each Tenant shall be applied first to any current amounts owing by such Tenant, then to delinquent rents in the order in which such rents are most recently past due, with the balance, if any, paid over to the applicable SPV Members to the extent of delinquencies existing at the time of Closing to which the applicable SPV Members are entitled; it being understood and agreed that GIPLP shall not be legally responsible to any SPV Members for the collection of any rents or other charges payable with respect to the applicable Lease or any portion thereof, which are delinquent or past due as of the Closing Date; but GIPLP agrees that GIPLP shall send monthly notices prepared by the SPV Representative for the benefit of the SPV Members for a period of three (3) consecutive months in an effort to collect any rents and charges not collected as of the Closing Date. Any reimbursements payable by each Tenant under the terms of the applicable Lease as of the Closing Date, which reimbursements pertain to such Tenant’s pro rata share of increased operating expenses or common area maintenance costs incurred with respect to the applicable portion of the Property at any time prior to the Closing, shall be prorated upon GIPLP’s actual receipt of any such reimbursements, on the basis of the number of days of the SPV’s and GIPLP’s respective ownership of the such portion of the Property during the period in respect of which such reimbursements are payable; and GIPLP agrees to pay to the applicable SPV’s pro rata portion of such reimbursements within thirty (30) days after GIPLP’s receipt thereof. Conversely, if such Tenant shall become entitled at any time after Closing to a refund of such Tenant’s reimbursements actually paid by such Tenant prior to Closing, then, the applicable SPV Members shall, within thirty (30) days following GIPLP’s demand therefor, pay to GIPLP any amount equal to such SPV’s pro rata share of such reimbursement refund obligations, said proration to be calculated on the same basis as hereinabove set forth. Each of the SPV Members hereby waives their right to file any administrative or legal action against any Tenant under any Lease for sums due an SPV for periods attributable to an SPV’s ownership of the Property, except that the SPVs, at the request of the SPV Representative and at the sole cost and expense of the SPV Members, may continue to pursue any legal proceedings commenced prior to Closing; but the SPVs shall not be required to commence or pursue any legal proceedings against any Tenant seeking eviction of such Tenant or the termination of the applicable Lease unless consented to by GIPLP in writing. The SPVs shall be responsible for collecting and remitting all of their respective sales and use taxes that are due or become due on rent payments under each Lease received by them prior to Closing. GIPLP shall be responsible for collecting and remitting all sales and use taxes that become due on rent payments under each Lease received by GIPLP after Closing. The provisions of this Section 5.4(c) shall survive the Closing.

(d)
Security Deposits. GIPLP shall receive a credit at Closing for each Security Deposit (and any interest thereon required to be reimbursed to the applicable Tenant) pursuant to each Lease or pursuant to applicable law. The SPV Members of each SPV, jointly and severally, agree to and does hereby indemnify, defend and hold GIPLP harmless from and against any liability or expense incurred by GIPLP by reason of any such Security Deposit (and interest thereon, if required by law) actually collected by the applicable SPV and not actually paid (or credited) to GIPLP at the Closing. GIPLP agrees to and does hereby indemnify and hold the SPV Members harmless from and against any liability or expense incurred by the SPV Members by reason of any Security Deposit (and interest thereon, if required by law) which is paid (or credited) to GIPLP at the Closing and which GIPLP does not properly refund to the applicable Tenant. The provisions of this Section 5.4(d) shall survive the Closing.
(e)
Intentionally Deleted.
(f)
Special Assessments. Certified, confirmed and ratified special assessment liens as of date of Closing (and not as of the date of this Agreement) shall be paid by the applicable SPV Members or GIPLP shall receive a credit therefor. Pending liens as of date of Closing shall be assumed by GIPLP; provided, however, that where the improvement, for which the special assessment was levied, has been substantially completed as of the date of this Agreement, such pending liens shall be considered as certified, confirmed or ratified and the applicable SPV shall, at Closing, be charged an amount equal to the estimated amount of the assessment for the improvement. If any special assessment liens are due in installments, the applicable SPV shall be required to pay any installment due as of the Closing Date and GIPLP shall be responsible for all such installments due after the date of Closing.

ARTICLE 6.

CONDITIONS TO CLOSING

6.1
Conditions Precedent to GIPLP’s Obligations. The obligations of GIPLP hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions on or before Closing or on or before such time specified in this Agreement (whichever is applicable), any of which may be waived by GIPLP in its sole discretion by written notice to the SPV Representative at or prior to the Closing Date (collectively, the “Conditions Precedent”):

(a)
The rent commencement date under each Lease has occurred as evidenced in writing by the applicable Tenant.
(b)
The SPVs and SPV Members shall have performed, in all material respects, all covenants, agreements and undertakings required of them in this Agreement.
(c)
All representations and warranties of the SPVs and SPV Members as set forth in this Agreement shall be true and correct in all material respects as of the Effective Date and as of the Closing Date.
(d)
At least five (5) business days prior to the Closing, the SPV Representative shall obtain and deliver to GIPLP an original executed Tenant Estoppel Certificate from each Tenant in form and content required under the applicable Lease or which otherwise provides certifications reasonably satisfactory to GIPLP, which at a minimum shall (i) be dated within thirty (30) days prior to the Closing Date, (ii) confirm the material terms of the applicable Lease, as contained in the copy of such Lease delivered to GIPLP hereunder, and (iii) confirm the absence of any defaults by the SPVs and Tenant under such Lease as of the date thereof.
(e)
The information in each executed Tenant Estoppel Certificate and on each Certified Rent Roll will not materially vary from the information included on SCHEDULE 9.
(f)
The delivery by the Title Company of “marked up” Title Commitments or pro-forma Title Policies and endorsements, as applicable, subject only to the Permitted Exceptions, with gap coverage, deleting all requirements and deleting the standard exceptions.

ARTICLE 7.

CASUALTY AND CONDEMNATION

7.1
Casualty. Risk of loss up to and including the Closing Date shall be borne by the SPVs and SPV Members. In the event of any immaterial damage or destruction to the Property or any portion thereof, the parties shall proceed to close under this Agreement, and GIPLP will receive (and the SPV will assign to GIPLP at the Closing the SPV’s rights under insurance policies to receive) any insurance proceeds due an as a result of such damage or destruction and assume responsibility for such repair, and GIPLP shall receive a credit at Closing for any deductible, uninsured or coinsured amount under said insurance policies. For purposes of this Agreement, the term “immaterial damage or destruction” shall mean such instances of damage or destruction: (i) which can be repaired or restored at a cost of Ten Thousand and No/100 Dollars ($10,000.00) or less; (ii) which can be restored and repaired within sixty (60) days from the date of such damage or destruction; and (iii) in which the SPV’s rights under its insurance policy covering the Property are assignable to GIPLP and will continue pending restoration and repair of the damage or destruction.

In the event of any material damage or destruction to the Property or any portion thereof, GIPLP may, at its option, by notice to SPV Representative given within the earlier of twenty (20) days after GIPLP is notified by SPV Representative of such damage or destruction, or the Closing Date, but in no event less than ten (10) days after GIPLP is notified by SPV

Representative of such damage or destruction (and if necessary the Closing Date shall be extended to give GIPLP the full 10-day period to make such election): (i) terminate this Agreement, or (ii) proceed to close under this Agreement, receive (and the applicable SPV Members will assign to GIPLP at the Closing their rights under insurance policies to receive) any insurance proceeds due such SPV or SPV Members as a result of such damage or destruction (less any amounts reasonably expended for restoration or collection of proceeds) and assume responsibility for such repair, and GIPLP shall receive a credit at Closing for any deductible amount under said insurance policies. If GIPLP fails to deliver to SPV Representative notice of its election within the period set forth above, GIPLP will conclusively be deemed to have elected to proceed with the Closing as provided in clause (ii) of the preceding sentence. If GIPLP elects clause (ii) above, the SPV Members and SPV Representative will cooperate with GIPLP after the Closing to assist GIPLP in obtaining the insurance proceeds from the insurers. For purposes of this Agreement “material damage or destruction” shall mean all instances of damage or destruction that are not immaterial, as defined herein.

7.2
Condemnation. If, prior to the Closing, all or any part of the Property is subjected to a bona fide threat of condemnation by a body having the power of eminent domain or is taken by eminent domain or condemnation (or sale in lieu thereof), or if any of the SPVs has received written notice that any condemnation action or proceeding with respect to the Property is contemplated by a body having the power of eminent domain, the SPV Representative shall give GIPLP immediate written notice of such threatened or contemplated condemnation or of such taking or sale, and GIPLP may by written notice to the SPV Representative given within thirty

(30) days after the receipt of such notice from the SPV Representative, elect to cancel this Agreement. If GIPLP chooses to cancel this Agreement in accordance with this Section 7.2, then the rights, duties, obligations, and liabilities of the parties hereunder shall immediately terminate and be of no further force and effect, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement. If GIPLP does not elect to cancel this Agreement in accordance herewith, this Agreement shall remain in full force and effect and the contribution of the SPV Interests contemplated by this Agreement, less the value of any interest taken by eminent domain or condemnation, or sale in lieu thereof, shall be effected with no further adjustment and without reduction of the Contribution Consideration, and at the Closing, the shall assign, transfer, and set over to GIPLP all of the right, title, and interest of the SPV Members in and to any awards applicable to the Property that have been or that may thereafter be made for such taking. At such time as all or a part of the Property is subjected to a bona fide threat of condemnation and GIPLP shall not have elected to terminate this Agreement as provided in this Section 7.2 (and either the 30-day period within which GIPLP has a right to terminate this Agreement pursuant to this Section 7.2 has expired or GIPLP has agreed to waive its right to terminate this Agreement) (i) GIPLP shall thereafter be permitted to participate in the proceedings as if GIPLP were a party to the action, and (ii) the SPVs and SPV Members shall not settle or agree to any award or payment pursuant to condemnation, eminent domain, or sale in lieu thereof without obtaining GIPLP’s prior written consent thereto in each case.

ARTICLE 8.

DEFAULT AND REMEDIES

8.1
GIPLP’s Default. If GIPLP fails to consummate this transaction for any reason other than an SVP Member’s default, failure of a condition to GIPLP's obligation to close or the exercise by GIPLP of an express right of termination granted herein, and such default is not cured within ten (10) days after written notice thereof to GIPLP, the SVP Members shall be entitled, as its sole remedy hereunder, to terminate this Agreement and receive reimbursement for the SVP Members’ actual out-of-pocket costs and expenses incurred with respect to this transaction (not to exceed $75,000) which shall be reimbursed by GIPLP to the SVP Members within ten (10) business days after the SVP Members’ delivery of commercially reasonable documentation supporting such costs and expenses (in such event, the right to reimbursement of costs shall be full liquidated damages and, except as set forth herein, shall be SVP Members’ sole and exclusive remedy in the event of a default hereunder by GIPLP, and the SVP Members each hereby waives and releases any right to sue GIPLP for damages). The right to terminate this Agreement is SVP Members’ sole and exclusive remedy in the event of default hereunder by GIPLP, and the SVP Members hereby waives and releases any right to (and hereby covenants that it shall not) sue the GIPLP: (a) for specific performance of this Agreement, or (b) to recover actual damages.

8.2
Fraud/Misrepresentation. Notwithstanding anything contained in Section 8.1 above, either party may pursue the other party for any legal or equitable remedy which may be available as a result of an actual fraud intentional misrepresentation committed by the other party.

ARTICLE 9. ASSIGNMENT

9.1
Assignment. Subject to the next following sentence, this Agreement and all rights and obligations hereunder shall not be assignable by (a) the SPVs or the SPV Members without GIPLP’s prior written consent, or (b) GIPLP without the prior written consent of the SPV Representative. Notwithstanding the foregoing to the contrary, this Agreement and GIPLP’s rights hereunder may be transferred and assigned to (i) any entity that is an Affiliate of GIPLP, or (ii) a wholly owned subsidiary of GIPLP that is a disregarded entity for income tax purposes. Any assignee or transferee under any such assignment or transfer by GIPLP as to which SPV Representative’s prior written consent has been given or as to which SPV Representative’s prior written consent is not required hereunder shall expressly assume all of GIPLP’s duties, liabilities and obligations under this Agreement by written instrument delivered to the SPV Representative as a condition to the effectiveness of such assignment or transfer. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

ARTICLE 10.

BROKERAGE COMMISSIONS

10.1
Brokers. All negotiations relative to this Agreement and the purchase and sale of the SPV Interests as contemplated by and provided for in this Agreement have been conducted by and among the SPVs, the SPV Members, and GIPLP without the assistance or intervention of any person or entity as agent or broker. Each of the SPVs and SPV Members and GIPLP warrant and represent to the others that they have not entered into any agreement or arrangement and have not received services from any other broker, realtor, or agent or any employees or independent contractors of any broker, realtor or agent, and that, there are and will be no broker’s, realtor’s or agent’s commissions or fees payable in connection with this Agreement or the purchase and sale of the SPV Interests by reason of their respective dealings, negotiations or communications. Each party hereto agrees to hold the other parties hereto harmless from and to indemnify the other against any liabilities, damages, losses, costs, or expenses incurred by the other in the event of the breach or inaccuracy of any covenant, warranty or representation made by it in this Section 10.1. The provisions of this Section 10.1 shall survive the Closing or earlier termination of this Agreement.

ARTICLE 11.

MISCELLANEOUS

11.1
Notices. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand, facsimile transmission, by email or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses, facsimile numbers or email addressed set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

GIPLP: Generation Income Properties, Inc. 401 East Jackson Street, Suite 3300

Tampa, Florida 33602 Attention: David Sobelman Email: ds@gipreit.com with a copy to: Trenam Law

200 Central Avenue, Suite 1600 St. Petersburg, Florida 33701

Attention: Timothy M. Hughes, Esq. Facsimile (727) 502-3408

Email: thughes@trenam.com

SPVs: LMB Lewiston, LLC; LMB Ft. Kent, LLC;

MB Auburn Hills I, LLC 4212 Airport Road, Suite 209

Cincinnati, Ohio 45226 Attn: Lloyd M. Bernstein Email: lmba@fuse.net with a copy to: Philip A. Zukowsky, Esq. Dinsmore & Shohl LLP Fifth Third Center

One South Main Street, Suite 1300 Dayton, Ohio 45402

Email: Philip.zukowsky@dinsmore.com

Escrow Agent: First American Title Insurance Company 1 Urban Center

4830 W. Kennedy Blvd., Suite 885

Tampa, Florida 33609 Attention: Sean Sanford Email: ssandford@firstam.com

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) business day following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile or email transmission shall be deemed effectively given or received on the day of transmission of such notice and electronic confirmation of such transmission is received by the transmitting party. Any notice or other communication given in the manner provided above by counsel for either party shall be deemed to be notice or such other communication from the party represented by such counsel.

11.2
Possession. Full and exclusive possession of the Property, subject to the Permitted Exceptions and the rights of each Tenant under each Lease, shall be delivered by the SPVs and SPV Members to GIPLP on the Closing Date.
11.3
Time Periods. If the time period by which any right, option, or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday, or holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled Business Day.
11.4
Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.
11.5
Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been prepared by counsel for one of the parties, it being mutually acknowledged and agreed that the SPVs, the SPV Members, and GIPLP and their respective counsel have contributed substantially and materially to the preparation and negotiation of this Agreement. Accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender shall include all genders, and all references herein to the singular shall include the plural and vice versa.
11.6
Survival. The provisions of this Article 11 and all other provisions in this Agreement which expressly provide that they shall survive the Closing (subject to any specific limitations) or any earlier termination of this Agreement shall not be merged into the execution and delivery of the Deed.
11.7
No Waiver. No failure of either party to exercise any power given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party’s right to demand exact compliance with the terms hereof.
11.8
Entire Agreement. This Agreement (including its exhibits, appendices and schedules) contains the entire agreement of the parties hereto, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.
11.9
Amendments. Any amendment to this Agreement shall not be binding on any party hereto unless such amendment is in writing and executed by the SPV Representative and GIPLP.
11.10
Successors and Assigns. Subject to the provisions of Section 9.1 hereof, the provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Time is of the essence in this Agreement.
11.11
Headings. The headings inserted at the beginning of each paragraph are for convenience only, and do not add to or subtract from the meaning of the contents of each paragraph.
11.12
Governing Law; Jurisdiction and Venue. This Agreement shall be governed and controlled as to the validity, enforcement, interpretations, construction and effect and in all other aspects by the substantive laws of the State of Delaware, without regard to the conflicts of law provisions hereof. The sole venue for any dispute under this Agreement shall be courts of competent jurisdiction sitting in the State of Florida. Each party hereto hereby irrevocably and unconditionally submits to the jurisdiction of such courts and waives any objection to inconvenient forum or venue with respect to any dispute arising hereunder.
11.13
Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 11.9.
11.14
Attorney’s Fees. If GIPLP, any of the SPVs or any of the SPV Members brings an action at law or equity against another party hereto in order to enforce the provisions of this Agreement or as a result of an alleged default under this Agreement, the prevailing party in such action shall be entitled to recover court costs and reasonable attorney’s fees (at all levels of trial and appeal) actually incurred from the other.

11.15
Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute one and the same original. To facilitate the execution and delivery of this Agreement, the parties may execute and exchange counterparts of the signature pages by facsimile or by scanned image (e.g., .pdf file extension) as an attachment to an email and the signature page of either party to any counterpart may be appended to any other counterpart.
11.16
SPV Representative.
(a)
Upon and by virtue of each SPV’s and each SPV Member’s execution and delivery of this Agreement, (i) all of the SPVs and SPV Members collectively and irrevocably constitute and appoint SPV Representative, as their exclusive agent, proxy, attorney-in-fact (with full power of substitution) and representative to act from and after the date hereof with respect to the powers granted to the SPV Representative in this Section 11.16 and elsewhere in this Agreement, and such SPV Representative shall be entitled to exercise such rights, power and authority as is necessary in connection with such duties (including executing documents on behalf of the SPVs and SPV Members.
(b)
All acts of the SPV Representative hereunder in its capacity as such shall be deemed to be acts on behalf of the SPVs or SPV Members, as applicable, and not of the SPV Representative individually. The SPV Representative, in its capacity as the SPV Representative, shall not have any liability to the SPVs or SPV Members for any amount owed to GIPLP or any of its indemnified parties pursuant to this Agreement. The SPV Representative shall not be liable to the SPVs or SPV Members for any liability of the SPVs or SPV Members, or for any error of judgment, or any act done or step taken or omitted by it in good faith, or for any mistake in fact or law, or for anything which it may do or refrain from doing in connection with this Agreement or any agreements ancillary hereto, willful misconduct or fraud as determined in a final and non- appealable judgment of a court of competent jurisdiction. The SPV Representative may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties or rights hereunder, and it shall incur no liability to the SPVs or SPV Members and shall be fully protected with respect to any action taken, omitted or suffered by it in good faith in accordance with the advice of such counsel. The SPV Representative by reason of this Agreement does not have a fiduciary relationship in respect of any SPV or SPV Member.
11.17
Escrow Terms. This Agreement will constitute the instructions for the Escrow Agent’s handling of the transaction contemplated herein. The SPV Representative and GIPLP (and Escrow Agent, if applicable) will execute such supplemental escrow instructions as may reasonably be required by Escrow Agent to enable Escrow Agent to comply with the terms of this Agreement. If any conflict exists between this Agreement and the provisions of any supplemental escrow instructions, the terms of this Agreement will control unless a contrary intent is expressly indicated in the supplemental instructions and such supplemental instructions are signed by both the SPV Representative and GIPLP.

(a)
The status of Escrow Agent as GIPLP’s co-counsel in this transaction shall not disqualify such law firm from acting as Escrow Agent, or from representing GIPLP in connection with this transaction, the matters contemplated herein, or any disputes among the SPVs, the SPV Members, and GIPLP that may arise out of this transaction.

[Remainder of Page Blank – Signatures begin on Next Page]

IN WITNESS WHEREOF, the SPVs, the SPV Members, and GIPLP have executed this Agreement as of the date set forth below their respective signatures.

“GIPLP”

GENERATION INCOME PROPERTIES, L.P.,

a Delaware limited partnership

By: /s/ David Sobelman

David Sobelman Authorized Representative

Date of Execution:

February 6 , 2025

[Signature Page to Contribution and Subscription Agreement (continued)]

Docusign Envelope ID: 73D3648B-E7E4-481A-9FE1-BC718966F19F

IN WITNESS WHEREOF, the SPVs, the SPV Members, and GIPLP have executed this Agreement as of the date set forth below their respective signatures.

“SPVs”

LMB Lewiston, LLC,

an Ohio limited liability company

By: /s/ Lloyd Bernstein

Lloyd M. Bernstein, Sole Member

LMB Ft. Kent, LLC,

an Ohio limited liability company

By: /s/ Lloyd Bernstein

Lloyd M. Bernstein, Sole Member

LMB Auburn Hills I, LLC,

an Ohio limited liability company

By: /s/ Lloyd Bernstein

Lloyd M. Bernstein, Sole Member Date of Execution:

February 6, 2025 “GIPLP”

GENERATION INCOME PROPERTIES, L.P.,

a Delaware limited partnership

By: /s/ David Sobelman David Sobelman

Authorized Representative Date of Execution:

February 6, 2025

[Signature Page to Contribution and Subscription Agreement]

IN WITNESS WHEREOF, the SPVs, the SPV Members, and GIPLP have executed this Agreement as of the date set forth below their respective signatures.

“SPV REPRESENTATIVE”

/s/ Lloyd Bernstein

LLOYD M. BERNSTEIN, solely in his capacity as the SPV Representative

“SPV MEMBERS”

/s/ Lloyd Bernstein

LLOYD M. BERNSTEIN as:

Sole Member of LMB Lewiston, LLC, an Ohio limited liability company

/s/ Lloyd Bernstein

LLOYD M. BERNSTEIN,

as Sole Member of LMB Ft. Kent, LLC, an Ohio limited liability company

/s/ Lloyd Bernstein

LLOYD M. BERNSTEIN,

as Sole Member of LMB Auburn Hills I, LLC, an Ohio limited liability company

Address: 4212 Airport Road, Suite 209,

Cincinnati, Ohio 45226

Date of Execution: February 6, 2025

[Signature Page to Contribution and Subscription Agreement (continued)]

SCHEDULE OF EXHIBITS

Exhibit “A-1”	Description of Dollar General Parcel
Exhibit “A-2”	Description of Tractor Supply Parcel
Exhibit “A-3”	Description of Zaxby’s Parcel
Exhibit “B”	List of Personal Property
Exhibit “C”	List of Existing Commission Agreements
Exhibit “D”	Form of Partnership Agreement

Exhibit “E”	Form of Joinder to Partnership Agreement

SCHEDULE OF AGREED-UPON FORM CLOSING DOCUMENTS

Schedule 1	Partnership Unit Allocation among SPV Members
Schedule 2	Capitalization
Schedule 3	Assignment of SPV Interests
Schedule 4	Schedules to SPV Representations and Warranties
Schedule 5	Forms of each SPV Affidavit (for GILP’s Title Insurance Purposes)
Schedule 6	Form of SPV Certificate (as to the SPV’s and the SPV Members of such SPV’s Representations and Warranties)
Schedule 7	Form of SPV Member’s FIRPTA Affidavit
Schedule 8	Form of GIPLP’s Certificate (as to GIPLP’s Representations and Warranties)
Schedule 9	Rent Roll

Exhibit A-1

Description of Dollar General Parcel

Exhibit A-2

Description of Tractor Supply Parcel

The Land referred to herein below is situated in the City of Winston-Salem, County of Forsyth, State of North Carolina, and is described as follows:

ALL THAT CERTAIN LOT OR PARCEL OF LAND SITUATED IN THE CITY OF WINSTON-SALEM, FORSYTH COUNTY, NORTH CAROLINA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN LOT OR PARCEL OF LAND SITUATED IN FORSYTH COUNTY, NORTH CAROLINA, CALLED NEW LOT 1B-2, CONTAINING 3.75 ACRES, AS SHOWN ON PLAT ENTITLED "SUBDIVISION SURVEY FOR PRIME PROPERTY, LLC-GLENN CENTER DRIVE, CREATING NEW LOTS 1B-1 AND 1B-2, TOWNSHIP: WINSTON, 1375 GLENN CENTER DRIVE, KERNERSVIILE, FORSYTH COUNTY, NORTH CAROLINA" RECORDED IN PLAT BOOK 71, PAGE 50, FORSYTH COUNTY REGISTRY, NORTH CAROLINA.

TOGETHER WITH THOSE NON-EXCLUSIVE EASEMENT RIGHTS SHOWN ON THE SHOPPES @ GLENN CROSSING, RECORDED IN PLAT BOOK 52, PAGE 85, FORSYTH COUNTY REGISTRY, NORTH CAROLINA.

TOGETHER WITH THOSE EASEMENT RIGHTS CONTAINED IN THAT DEED, RECORDED IN BOOK 2770, PAGE 1477, FORSYTH COUNTY REGISTRY, NORTH CAROLINA.

TOGETHER WITH THOSE EASEMENT RIGHTS CONTAINED IN THAT AMENDED AND SECOND RESTATED DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR THE SHOPPES @ GLENN CROSSING, RECORDED IN BOOK 3244, PAGE 1010, AFFECTED BY THAT FIRST AMENDMENT TO AMENDED AND SECOND RESTATED DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR THE SHOPPES @ GLENN CROSSING, RECORDED IN BOOK 3324, PAGE 3539, ALSO AFFECTED BY THAT SECOND AMENDMENT TO AMENDED SECOND RESTATED DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR THE SHOPPES @ GLENN CROSSING, RECORDED IN BOOK 3435, PAGE 519 AND FURTHER AFFECTED BY THAT THIRD AMENDMENT TO SECOND RESTATED DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR THE SHOPPES @ GLENN CROSSING, RECORDED IN BOOK 3510, PAGE 3360, FORSYTH COUNTY REGISTRY, NORTH CAROLINA, AND FURTHER AFFECTED BY THAT FOURTH AMENDMENT TO SECOND RESTATED DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR THE SHOPPES @ GLENN CROSSING, RECORDED IN BOOK 3764, PAGE 2828, FORSYTH COUNTY REGISTRY, NORTH CAROLINA, AND FURTHER AFFECTED BY THAT FIFTH AMENDMENT TO SECOND RESTATED DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR THE SHOPPES @ GLENN CROSSING, RECORDED IN BOOK 3800, PAGE 4324, FORSYTH COUNTY REGISTRY, NORTH CAROLINA.

TOGETHER WITH THOSE EASEMENT RIGHTS CONTAINED IN THAT DECLARATION OF EASEMENTS AND RESTRICTIONS, RECORDED IN BOOK 3510, PAGE 3085, FORSYTH COUNTY REGISTRY, NORTH CAROLINA.

Exhibit A-3

Description of Zaxby’s Parcel

Exhibit B

List of Personal Property None.

Exhibit C

List of Existing Commission Agreements None.

Exhibit D

Form of Partnership Agreement (See attached).

EXHIBIT 6.2

AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

OF

GENERATION INCOME PROPERTIES, L.P.

(a Delaware limited partnership)

Dated as of March 23, 2018

Table of Contents

2.01. Formation of the Partnership 7

ARTICLE I DEFINED TERMS 1ARTICLE II FORMATION OF PARTNERSHIP 7

2.02.
Name. 8

2.03. Registered Office and Agent; Principal Office 8

2.04.
Term and Dissolution. 8

2.05. Filing of Certificate and Perfection of Limited Partnership. 9

ARTICLE III BUSINESS OF THE PARTNERSHIP 92.06. Certificates Describing Partnership Units 9

4.01. Capital Contributions. 10ARTICLE IV CAPITAL CONTRIBUTIONS AND ACCOUNTS 9

4.02.
Additional Capital Contributions and Issuances of Additional Partnership Units. 10

4.03. Additional Funding. 12

4.04.
LTIP Units. 12

4.05. Conversion of LTIP Units. 15

4.07. Percentage Interests. 174.06. Capital Accounts 17

4.09. Return of Capital Contributions. 184.08. No Interest on Contributions. 18

ARTICLE V PROFITS AND LOSSES; DISTRIBUTIONS 184.10. No Third Party Beneficiary. 18

5.01.
Allocation of Profit and Loss. 18

5.02. Distribution of Cash. 21

5.03.
REIT Distribution Requirements. 21

5.04. No Right to Distributions in Kind. 22

5.06. Distributions Upon Liquidation. 225.05. Limitations on Return of Capital Contributions 22

ARTICLE VI RIGHTS, OBLIGATIONS AND POWERS OF THE GENERAL PARTNER 225.07. Substantial Economic Effect. 22

6.01.
Management of the Partnership. 22

6.02. Delegation of Authority. 24

6.03.
Indemnification and Exculpation of Indemnitees. 24

6.04. Liability of the General Partner. 26

6.06. Outside Activities. 276.05. Partnership Obligations. 27

6.08. General Partner Activities. 286.07. Employment or Retention of Affiliates. 27

ARTICLE VII CHANGES IN GENERAL PARTNER 286.09. Title to Partnership Assets. 28

7.01.
Transfer of the General Partner’s Partnership Interest. 28

7.04. Removal of General Partner. 31

7.02. Admission of a Substitute or Additional General Partner. 307.03. Effect of Bankruptcy, Withdrawal, Death or Dissolution of General Partner. 30

8.01. Management of the Partnership. 31ARTICLE VIII RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS 31

8.03. Limitation on Liability of Limited Partners. 318.02. Power of Attorney. 31

8.05 Registration. 338.04. Redemption Right. 31

9.01. Purchase for Investment. 35ARTICLE IX TRANSFERS OF PARTNERSHIP INTERESTS 35

9.03. Admission of Substitute Limited Partner. 369.02. Restrictions on Transfer of Partnership Units. 35

9.05. Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner. 379.04. Rights of Assignees of Partnership Units. 37

ARTICLE X BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS 389.06. Joint Ownership of Partnership Units. 38

10.02. Custody of Partnership Funds; Bank Accounts. 3810.01. Books and Records. 38

10.04. Annual Tax Information and Report. 3910.03. Fiscal and Taxable Year. 38

ARTICLE XI AMENDMENT OF AGREEMENT; MERGER 4010.05. Tax Classification; Tax Matters Partner; Tax Elections; Special Basis Adjustments. 39

11.02. Merger of Partnership. 4011.01. Amendment of Agreement. 40

12.01. Notices. 41ARTICLE XII GENERAL PROVISIONS 41

12.03. Additional Documents. 4112.02. Survival of Rights 41

12.05. Entire Agreement. 4112.04. Severability. 41

12.07. Headings. 4112.06. Pronouns and Plurals. 41

12.09. Governing Law. 4212.08. Counterparts. 41

EXHIBIT A Partners, Capital Contributions and Percentage Interests 4512.10. Limitation to Preserve REIT Status. 42

EXHIBIT C-1 Certification Of Non-Foreign Status (For Redeeming Limited Partners That Are Entities) 47EXHIBIT B Notice of Redemption 46

EXHIBIT D Notice Of Election By Partner To Convert LTIP Units Into Common Units 49EXHIBIT C-2 Certification Of Non-Foreign Status (For Redeeming Limited Partners That Are Individuals) 48

EXHIBIT E Notice Of Election By Partnership To Force Conversion Of LTIP Units Into Common Units 50

LIMITED PARTNERSHIP AGREEMENT OF

GENERATION INCOME PROPERTIES, L.P. A DELAWARE LIMITED PARTNERSHIP

This Limited Partnership Agreement (this “Agreement”) of Generation Income Properties, L.P. is entered into this [ ] day of [ ] 2018 between Generation Income Properties, Inc., a Maryland corporation (the “General Partner”), and the Persons whose names are set forth on Exhibit A attached hereto, as the Limited Partners, together with any other Persons who become Partners in the Partnership as provided herein.. Capitalized terms used herein but not otherwise defined shall have the meanings given them in Article I.

WHEREAS, the General Partner intends to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended;

WHEREAS, a Certificate of Limited Partnership for the Partnership was filed with the Secretary of State of the State of Delaware on October 6, 2015, with Generation Income Properties, Inc., as the General Partner;

WHEREAS, prior to the date hereof, the Partnership has not issued any Partnership Interests in the Partnership or admitted any Persons as Limited Partners of the Partnership;

WHEREAS, on the date hereof, the General Partner desires to admit the Persons whose names are set forth on Exhibit A attached hereto, as the Limited Partners of the Partnership; and

WHEREAS, to establish their respective rights and obligations in connection with all of the foregoing and certain other matters, the parties hereto desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I DEFINED TERMS

The following defined terms used in this Agreement shall have the meanings specified below:

“Act” means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time. “Additional Securities” means any: (1) shares of capital stock of GIP REIT now or hereafter authorized or reclassified that have dividend rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the REIT Shares (“Preferred Shares”), (2) REIT Shares, (3) shares of capital stock of GIP REIT now or hereafter authorized or reclassified that have dividend rights, or rights upon liquidation, winding up and dissolution, that are junior in rank to the REIT Shares (“Junior Shares”) and (4)(i) rights, options, warrants or convertible or exchangeable securities having the right to subscribe for or purchase or otherwise acquire REIT Shares, Preferred Shares or Junior Shares, or (ii) indebtedness issued by GIP REIT that provides any of the rights described in clause (4)(i) of this definition (any such securities referred to in clause (4)(i) or (ii) of this definition, “New Securities”).

“Administrative Expenses” means (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) administrative costs and expenses of the General Partner, including any salaries or other payments to directors, officers or employees of the General Partner, and any accounting and legal expenses of the General Partner, which expenses, the Partners have agreed, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clauses (i) or (ii) above, REIT Expenses; provided, however that Administrative Expenses shall not include any administrative costs and expenses incurred by the General Partner that are attributable to Properties or interests in a Subsidiary that are owned by the General Partner other than through its ownership interest in the Partnership.

“Affiliate” means (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, 10% or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, employee, partner, member, manager or trustee of such Person or any Person controlling, controlled by or under common control with such Person. For the purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities or partnership interests, contract or otherwise.

“Aggregate Share Ownership Limit” has the meaning set forth in the Articles.

“Agreed Value” means (i) in the case of any Contributed Property, the fair market value of such property as of the time of its contribution to the Partnership, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed; and (ii) in the case of any property distributed to a Partner by the Partnership, the Partnership’s Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution as determined under Section 752 of the Code and the Regulations thereunder; and otherwise (iii) the fair market value of a Partner’s non-cash Capital Contribution as of the date of contribution as agreed to by such Partner and the General Partner. The names and addresses of the Partners, number of Partnership Units issued to each Partner, and the Agreed Value of non-cash Capital Contributions as of the date of contribution is set forth on Exhibit A, as it may be amended or restated from time to time.

“Agreement” means this Limited Partnership Agreement, of Generation Income Properties, L.P., as it may be amended, supplemented or restated from time to time.

“Articles” means the Articles of Incorporation of the General Partner, as amended or restated from time to time, filed with the Maryland State Department of Assessments and Taxation.

“Board of Directors” means the Board of Directors of Generation Income Properties, Inc.

“Capital Contribution” means the total amount of cash, cash equivalents and the Agreed Value of any Property or other asset contributed or agreed to be contributed, as the context requires, to the Partnership by each Partner pursuant to the terms of the Agreement. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner.

“Cash Amount” means an amount of cash per Common Unit equal to the Value of the REIT Shares Amount on the Specified Redemption Date divided by the number of Common Units tendered for redemption.

“Certificate” means any instrument or document that is required under the laws of the State of Delaware, or any other jurisdiction in which the Partnership conducts business, to be signed and sworn to by the Partners of the Partnership (either by themselves or pursuant to the power-of-attorney granted to the General Partner in Section 8.02 hereof) and filed for recording in the appropriate public offices within the State of Delaware or such other jurisdiction to perfect or maintain the Partnership as a limited partnership, to effect the admission, withdrawal or substitution of any Partner of the Partnership, or to protect the limited liability of the Limited Partners as limited partners under the laws of the State of Delaware or such other jurisdiction.

“Code” means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time.

Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Unit” means a Partnership Unit which is designated as a Common Unit of the Partnership. “Contributed Property” means each property or other asset contributed to the Partnership, in such form as may be permitted by the Act, but excluding cash contributed or deemed contributed to the Partnership.

“Conversion Factor” means a factor of 1.0, as adjusted as provided in this definition. The Conversion Factor will be adjusted in the event that the General Partner (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares. In each of such events, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on such date; provided, however, that in the event that an entity other than an Affiliate of the General Partner shall become General Partner pursuant to any merger, consolidation or combination of the General Partner or GIP REIT with or into another entity (the “Successor Entity”), the Conversion Factor shall be adjusted by multiplying the Conversion Factor by the number of shares of the Successor Entity into which one REIT Share is converted pursuant to such merger, consolidation or combination, determined as of the date of such merger, consolidation or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. If, however, the General Partner receives a Notice of Redemption after the record date, but prior to the effective date of such event, the Conversion Factor shall be determined as if the General Partner had received the Notice of Redemption immediately prior to the record date for such event.

Notwithstanding the foregoing, no adjustment shall be made to the Conversion Factor if the number of outstanding Common Units is otherwise adjusted in the same manner and at the same time as the adjustment to the number of outstanding REIT Shares.

“Defaulting Limited Partner” means a Limited Partner that has failed to pay any amount owed to the Partnership under a Partnership Loan within 15 days after demand for payment thereof is made by the Partnership.

“Disregarded Entity” means, with respect to any Person, (i) any “qualified REIT subsidiary” (within the meaning of Section 856(i)(2) of the Code) of such Person, (ii) any entity treated as a disregarded entity for federal income tax purposes with respect to such Person, or (iii) any grantor trust if the sole owner of the assets of such trust for federal income tax purposes is such Person.

“Equity Incentive Plan” means any equity incentive or compensation plan hereafter adopted by the Partnership or GIP REIT.

“Event of Bankruptcy” as to any Person means (i) the filing of a petition for relief as to such Person as debtor or bankrupt under the U.S. Bankruptcy Code of 1978, as amended, or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); (ii) the insolvency or bankruptcy of such Person as finally determined by a court proceeding; (iii) the filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of such Person’s assets; or

(iv) the commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is commenced by another, such Person indicates such Person’s approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.

“Excepted Holder Limit” has the meaning set forth in the Articles. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

“General Partner Loan” means a loan extended by the General Partner to a Defaulting Limited Partner in the form of a payment on a Partnership Loan by the General Partner to the Partnership on behalf of the Defaulting Limited Partner.

“General Partnership Interest” means the entire Partnership Interest held by the General Partner hereof, which Partnership Interest may be expressed as a number of Common Units, Preferred Units or any other Partnership Units.

“GIP REIT” means Generation Income Properties, Inc., a Maryland corporation.

“Indemnitee” means (i) any Person made a party to a proceeding by reason of its status as (A) the General Partner or (B) a director, officer or employee of GIP REIT, the General Partner or the Partnership or any Subsidiary thereof and (ii) such other Persons (including GIP REIT and Affiliates of GIP REIT, the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

“Independent Director” means any director of the General Partner who shall meet the independence requirements of the NASDAQ as set forth from time to time.

“Limited Partner” means any Person named as a Limited Partner on Exhibit A attached hereto, as it may be amended or restated from time to time, and any Person who becomes a Substitute Limited Partner or any additional Limited Partner, in such Person’s capacity as a Limited Partner in the Partnership.

“LTIP Holder” means a Partner that holds LTIP Units.

“Limited Partnership Interest” means a Partnership Interest held by a Limited Partner at any particular time representing a fractional part of the Partnership Interest of all Limited Partners, and includes any and all benefits to which the holder of such a Limited Partnership Interest may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of the Act. Limited Partnership Interests may be expressed as a number of Common Units, LTIP Units or other Partnership Units.

“LTIP Unit” means a Partnership Unit which is designated as an LTIP Unit and which has the rights, preferences and other privileges designated in Section 4.04 hereof and elsewhere in this Agreement in respect of holders of LTIP Units, including both Vested LTIP Units and Unvested LTIP Units. The allocation of LTIP Units among the Partners shall be set forth on Exhibit A as it may be amended or restated from time to time.

“Majority in Interest” means Limited Partners holding more than 50% of the Percentage Interests of the Limited Partners.

“Notice of Redemption” means the Notice of Redemption substantially in the form attached as Exhibit B hereto. “Offering” means the offer and sale of REIT Shares to the public pursuant to a registration statement or offering statement filed under the Securities Act of 1933, as amended, and declared qualified or effective by the Commission.

“Partner” means any General Partner or Limited Partner, and “Partners” means the General Partner and the Limited Partners.

“Partner Nonrecourse Debt Minimum Gain” has the meaning set forth in Regulations Section 1.704-2(i). A Partner’s share of Partner Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5).

“Partnership” means Generation Income Properties, L.P., a limited partnership formed and continued under the Act and pursuant to this Agreement, and any successor thereto.

“Partnership Interest” means an ownership interest in the Partnership held by a Partner, and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Common Units, LTIP Units or other Partnership Units.

“Partnership Loan” means a loan from the Partnership to the Partner on the day the Partnership pays over the excess of the Withheld Amount over the Distributable Amount to a taxing authority.

“Partnership Minimum Gain” has the meaning set forth in Regulations Section 1.704-2(d). In accordance with Regulations Section 1.704-2(d), the amount of Partnership Minimum Gain is determined by first computing, for each Partnership nonrecourse liability, any gain the Partnership would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Partner’s share of Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g) (1).

“Partnership Record Date” means the record date established by the General Partner for the distribution of cash pursuant to Section 5.02 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such distribution.

“Partnership Unit” means a fractional, undivided share of the Partnership Interests of all Partners issued hereunder, and includes Common Units, LTIP Units and any other class or series of Partnership Units that may be established after the date hereof in accordance with the terms hereof. The number of Partnership Units outstanding and the Percentage Interests represented by such Partnership Units are set forth on Exhibit A hereto, as it may be amended or restated from time to time.

“Percentage Interest” means the percentage determined by dividing the number of Common Units of a Partner by the sum of the number of Common Units of all Partners, treating LTIP Units, in accordance with Section 4.04(a), as Common Units for this purpose.

“Person” means any individual, partnership, corporation, limited liability company, joint venture, trust or other entity.

“Property” means any property or other investment in which the Partnership, directly or indirectly, holds an ownership interest.

“Redemption Amount” means either the Cash Amount or the REIT Shares Amount, as determined by the General Partner, in its sole and absolute discretion.

“Registration Statement” Means an applicable statement of registration or qualification to be filed with the Commission; provided, however, the filing of such Registration Statement shall not affect the reporting status of GIP REIT.

“Regulations” means the Federal Income Tax Regulations issued under the Code, as amended from time to time.

Reference to any particular provision of the Regulations shall mean that provision of the Regulations on the date hereof and any successor provision of the Regulations.

“REIT” means a real estate investment trust under Sections 856 through 860 of the Code.

“REIT Expenses” means (i) costs and expenses relating to the formation and continuity of existence and operation of the General Partner and any Subsidiaries thereof, including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer or employee of the General Partner , (ii) costs and expenses relating to any public offering and registration, or private offering, of securities by the General Partner , and all statements, reports, fees and expenses incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offering of securities, and any costs and expenses associated with any claims made by any holders of such securities or any underwriters or placement agents thereof, (iii) costs and expenses associated with any repurchase of any securities by the General Partner , (iv) costs and expenses associated with the preparation and filing of any periodic or other reports and communications by the General Partner under federal, state or local laws or regulations, including filings with the Commission, (v) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the Commission and any securities exchange, (vi) costs and expenses associated with any health, dental, vision, disability, life insurance, 401(k) plan, incentive plan, bonus plan or other plan providing for compensation or benefits for the employees of the General Partner , (vii) costs and expenses incurred by the General Partner relating to any issuance or redemption of Partnership Interests and (viii) all other operating, administrative or financing costs of the General Partner incurred in the ordinary course of its business on behalf of or in connection with the Partnership.

“REIT Shares” means shares of common stock, par value $0.01 per share, of GIP REIT (or Successor Entity, as the case may be).

“REIT Shares Amount” means the number of REIT Shares equal to the product of (X) the number of Common Units offered for redemption by a Tendering Party, multiplied by (Y) the Conversion Factor as adjusted to and including the Specified Redemption Date; provided that in the event the General Partner issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the holders of REIT Shares to subscribe for or purchase or otherwise acquire additional REIT Shares, or any other securities or property (collectively, the “Rights”), and such Rights have not expired at the Specified Redemption Date, then the REIT Shares Amount shall also include such Rights issuable to a holder of the REIT Shares Amount on the record date fixed for purposes of determining the holders of REIT Shares entitled to Rights.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Service” means the Internal Revenue Service.

“Specified Redemption Date” means the first business day of the month that is at least sixty (60) business days after the receipt by the General Partner of a Notice of Redemption.

“Subsidiary” means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

“Subsidiary Partnership” means any partnership or limited liability company in which the partnership interests therein are owned by the General Partner or a direct or indirect subsidiary of the General Partner.

“Substitute Limited Partner” means any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.03 hereof.

“Tax Matters Partner” has the meaning set forth within Section 6231(a)(7) of the Code.

“Trading Day” means a day on which the principal national securities exchange on which a security is listed or admitted to trading is open for the transaction of business or, if a security is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“TRS” means a taxable REIT subsidiary (as defined in Section 856 of the Code) of GIP REIT.

“Value” means the fair market value per share of REIT Shares which will equal (i) if REIT Shares are Listed, the average closing price per share for the previous thirty (30) business days, (ii) if REIT Shares are not Listed, the most recent offering price per share or share equivalent of REIT Shares, until December 31 of the year following the year in which the most recently completed offering of REIT Shares has expired and (iii) thereafter, such price per REIT Share as the management of the General Partner determines in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the security includes any additional rights (including any Rights), then the value of such rights shall be determined by the Board of Directors acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“Vesting Agreement” means each or any, as the context implies, agreement or instrument entered into by an LTIP Holder upon acceptance of an award of LTIP Units under an Equity Incentive Plan.

“Withheld Amount” means any amount required to be withheld by the Partnership to pay over to any taxing authority as a result of any allocation or distribution of income to a Partner.

ARTICLE II FORMATION OF PARTNERSHIP

2.01.
Formation of the Partnership.

The Partnership was formed as a limited partnership pursuant to the provisions of the Act and is continued upon the terms and conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

2.02.
Name.

The name of the Partnership shall be “Generation Income Properties, L.P.” and the Partnership’s business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words “Limited Partnership,” “LP,” “L.P.” or “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Partners of such change in the next regular communication to the Partners; provided, however, that failure to so notify the Partners shall not invalidate such change or the authority granted hereunder.

2.03.
Registered Office and Agent; Principal Office.

The registered office of the Partnership in the State of Delaware is located at 251 Little Falls Drive, Wilmington, Delaware 19808, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office is Corporation Service Company, a Delaware corporation. The principal office of the Partnership is located at 401 East Jackson Street, Tampa, FL 33602, or such other place as the General Partner may from time to time designate. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems necessary or desirable.

2.04.
Term and Dissolution.
(a)
The term of the Partnership shall continue in full force and effect until dissolved upon the first to occur of any of the following events:
(i)
the occurrence of an Event of Bankruptcy as to a General Partner or the dissolution, death, removal or withdrawal of a General Partner unless the business of the Partnership is continued pursuant to Section 7.03(b) hereof; provided that if a General Partner is on the date of such occurrence a partnership, the dissolution of such General Partner as a result of the dissolution, death, withdrawal, removal or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement;
(ii)
the passage of 90 days after the sale or other disposition of all or substantially all of the assets of the Partnership (provided that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such note or notes are paid in full);
(iii)
the redemption of all Limited Partnership Interests (other than any Limited Partnership Interests held by the General Partner), unless the General Partner determines to continue the term of the Partnership by the admission of one or more additional Limited Partners; or
(iv)
the dissolution of the Partnership upon election by the General Partner.
(b)
Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Section 7.03(b) hereof), the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel the Certificate of Limited Partnership and liquidate the Partnership’s assets and apply and distribute the proceeds thereof in accordance with Section 5.06 hereof. Notwithstanding the foregoing, the liquidating General Partner may either (i) defer liquidation of, or withhold from distribution for a reasonable time, any assets of the Partnership (including those necessary to satisfy the Partnership’s debts and obligations), or (ii) distribute the assets to the Partners in kind.

2.05.
Filing of Certificate and Perfection of Limited Partnership.

The General Partner shall execute, acknowledge, record and file at the expense of the Partnership the Certificate and any and all amendments thereto and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

2.06.
Certificates Describing Partnership Units.

At the request of a Limited Partner, the General Partner, at its option, may issue a certificate summarizing the terms of such Limited Partner’s interest in the Partnership, including the class or series and number of Partnership Units owned and the Percentage Interest represented by such Partnership Units as of the date of such certificate. Any such certificate (i) shall be in form and substance as determined by the General Partner, (ii) shall not be negotiable and (iii) shall bear a legend to the following effect:

THIS CERTIFICATE IS NOT NEGOTIABLE. THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE ARE GOVERNED BY AND TRANSFERABLE ONLY IN ACCORDANCE WITH (A) THE PROVISIONS OF THE AGREEMENT OF LIMITED PARTNERSHIP OF GENERATION INCOME PROPERTIES, L.P., AS AMENDED, SUPPLEMENTED OR RESTATED FROM TIME TO TIME, AND (B) ANY APPLICABLE FEDERAL OR STATE SECURITIES OR BLUE SKY LAWS.

ARTICLE III BUSINESS OF THE PARTNERSHIP

The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to qualify as a REIT, unless the General Partner otherwise shall have ceased to, or the Board of Directors determines, pursuant to the Articles, that GIP REIT shall no longer, qualify as a REIT, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing. The Partnership may not, without the General Partner’s specific consent, which it may give or withhold in its sole and absolute discretion, take or refrain from taking, any action that, in its judgment, in its sole and absolute discretion could (i) adversely affect GIP REIT’s ability to continue to qualify as a REIT, (ii) subject GIP REIT to any taxes under Sections 857 or 4981 of the Code or any other related or successor provision under the Code or (iii) violate any law or regulation of any governmental body or agency having jurisdiction over GIP REIT, its securities or the Partnership. In connection with the foregoing, and without limiting the General Partner’s right in its sole and absolute discretion to qualify or cease qualifying as a REIT, the Partners acknowledge that the General Partner intends to qualify as a REIT for federal income tax purposes and that such qualification and the avoidance of income and excise taxes on the General Partner inures to the benefit of all the Partners and not solely to the General Partner or its Affiliates.

Notwithstanding the foregoing, the Limited Partners agree that the General Partner may terminate or revoke its status as a REIT under the Code at any time to the full extent permitted under the Articles of Incorporation. The General Partner on behalf of the Partnership shall also be empowered to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a “publicly traded partnership” taxable as a corporation for purposes of Section 7704 of the Code.

ARTICLE IV

CAPITAL CONTRIBUTIONS AND ACCOUNTS

4.01.
Capital Contributions.

The General Partner and each Limited Partner has made or is deemed to have made a capital contribution to the Partnership. Each Partner owns Partnership Units in the amount set forth opposite such Partner’s name on Exhibit A hereto, as it may be amended or restated from time to time by the General Partner to the extent necessary to reflect accurately sales, exchanges or other Transfers, redemptions, Capital Contributions, the issuance of additional Partnership Units or similar events having an effect on a Partner’s ownership of Partnership Units.

4.02.
Additional Capital Contributions and Issuances of Additional Partnership Units.

Except as provided in this Section 4.02 or in Section 4.03 hereof, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The General Partner may contribute additional capital to the Partnership, from time to time, and receive additional Partnership Interests, in the form of Partnership Units, in respect thereof, in the manner contemplated in this Section 4.02.

(a)
Issuances of Additional Partnership Units.

(i) Partnership Units and classes of Partnership Units. As of the effective date of this Agreement, the Partnership shall have two classes of Partnership Units, entitled “Common Units” and “LTIP Units.” The General Partner is hereby authorized to cause the Partnership to issue such additional Partnership Interests, in the form of Partnership Units, for any Partnership purpose at any time or from time to time to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. The General Partner’s determination that consideration is adequate shall be conclusive insofar as the adequacy of consideration relates to whether the Partnership Units are validly issued and fully paid. Any additional Partnership Units issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to the then-outstanding Partnership Units held by the Limited Partners, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law that cannot be preempted by the terms hereof and, except with respect to LTIP Units, as set forth in a written document hereafter attached to and made an exhibit to this Agreement (each, a “Partnership Unit Designation”), which document shall include, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Units; (ii) the right of each such class or series of Partnership Units to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Units upon dissolution and liquidation of the Partnership; provided, however, that no additional Partnership Units shall be issued to the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) unless:

(1)
(A) the additional Partnership Units are issued in connection with an issuance of REIT Shares or other capital stock of, or other interests in, the General Partner, which REIT Shares, capital stock or other interests have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Units issued to the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) by the Partnership in accordance with this Section 4.02 and (B) the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) shall make a Capital Contribution to the Partnership in an amount equal to the cash consideration received by the General Partner from the issuance of such REIT Shares, capital stock or other interests in the General Partner;
(2)
the additional Partnership Units are issued in connection with an issuance of REIT Shares or other capital stock of, or other interests in, the General Partner pursuant to a taxable share dividend declared by the General Partner, which REIT Shares, capital stock or interests have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Units issued to the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) by the Partnership in accordance with this Section 4.02, provided that (A) if the General Partner allows the holders of its REIT Shares to elect whether to receive such dividend in REIT Shares or other capital stock of, or other interests in the General Partner or cash, the Partnership will give the Limited Partners (excluding the General Partner, GIP REIT or any direct or indirect Subsidiary of the General Partner) the same ability to elect to receive (I) Partnership Units or cash or, (II) at the election of, the General Partner, REIT Shares, capital stock or other interests in, the General Partner or cash, and (B) if the Partnership issues additional Partnership Units pursuant to this Section 4.02(a)(i)(2), then an amount of income equal to the value of the Partnership Units received will be allocated to those holders of Common Units that elect to receive additional Partnership Units;

(3)
the additional Partnership Units are issued in exchange for property owned by the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) with a fair market value, as determined by the General Partner, in good faith, equal to the value of the Partnership Units; or
(4)
the additional Partnership Units are issued to all Partners in proportion to their respective Percentage Interests.

Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the Partnership. Upon the issuance of any additional Partnership Units, the General Partner shall amend Exhibit A as appropriate to reflect such issuance.

(ii) Upon Issuance of Additional Securities. The General Partner shall not issue any Additional Securities (other than REIT Shares issued in connection with an exchange pursuant to Section 8.04 hereof or REIT Shares or other capital stock of or other interests in the General Partner issued in connection with a taxable stock dividend as described in Section 4.02(a)(i)(2) hereof) or any transaction that would cause an adjustment to the Conversion Factor or Rights other than to all holders of REIT Shares, Preferred Shares, Junior Shares or New Securities, as the case may be, unless (A) the General Partner shall cause the Partnership to issue to the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) Partnership Units or Rights having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and (B) the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) contributes the proceeds from the issuance of such Additional Securities and from any exercise of Rights contained in such Additional Securities to the Partnership; provided, however, that the General Partner is allowed to issue Additional Securities in connection with an acquisition of Property to be held directly by the General Partner, if the General Partner concludes in good faith that such direct acquisition and issuance of Additional Securities is in the best interests of the General Partner and the Partnership. Without limiting the foregoing, the General Partner is expressly authorized to issue Additional Securities for less than fair market value, and the General Partner is authorized to cause the Partnership to issue to the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) corresponding Partnership Units, so long as (x) the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership and (y) the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) contributes all proceeds from such issuance to the Partnership, including without limitation, the issuance of REIT Shares and corresponding Partnership Units pursuant to a share purchase plan providing for purchases of REIT Shares at a discount from fair market value or pursuant to share awards, including share options that have an exercise price that is less than the fair market value of the REIT Shares, either at the time of issuance or at the time of exercise, and restricted or other share awards approved by the Board of Directors. For example, in the event the

General Partner issues REIT Shares for a cash purchase price and the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) contributes all of the proceeds of such issuance to the Partnership as required hereunder, the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) shall be issued a number of additional Partnership Units equal to the product of (A) the number of such REIT Shares issued by the General Partner, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor in effect on the date of such contribution.

(b)
Certain Contributions of Proceeds of Issuance of REIT Shares. In connection with any and all issuances of REIT Shares, the General Partner shall make Capital Contributions to the Partnership of the proceeds therefrom, provided that if the proceeds actually received and contributed by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter’s discount or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses and in connection with the required issuance of additional Partnership Units to the General Partner for such Capital Contributions pursuant to Section 4.2(a) hereof.
(c)
Repurchases of GIP REIT Securities. If the General Partner shall repurchase shares of any class or series of its capital stock, the purchase price thereof and all costs incurred in connection with such repurchase shall be reimbursed to the General Partner by the Partnership pursuant to Section 6.05 hereof and the General Partner shall cause the Partnership to redeem an equivalent number of Partnership Units of the appropriate class or series held by the General Partner (or any direct or indirect wholly-owned Subsidiary of the General Partner) (which, in the case of REIT Shares, shall be a number equal to the quotient of the number of such REIT Shares divided by the Conversion Factor).
4.03.
Additional Funding.

If the General Partner determines that it is in the best interest of the Partnership to provide for additional Partnership funds (“Additional Funds”) for any Partnership purpose, the General Partner may (i) cause the Partnership to obtain such funds from outside borrowings, or (ii) elect to have the General Partner or any of its Affiliates provide such Additional Funds to the Partnership through loans or otherwise.

4.04.
LTIP Units.
(a)
The General Partner may from time to time issue LTIP Units to Persons who provide services to or for the benefit of the Partnership, the General Partner or GIP REIT for such consideration as the General Partner may determine to be appropriate, and admit such Persons as Limited Partners. Subject to the following provisions of this Section 4.04 and the provisions of Section 4.05 and Section 5.01(f) hereof, LTIP Units shall be treated as Common Units, with the entire rights, privileges and obligations attendant thereto. For purposes of computing the Partners’ Percentage Interests, LTIP Units shall be treated as Common Units. In particular, the Partnership shall maintain at all times a one-to-one correspondence between LTIP Units and Common Units for conversion, distribution and other purposes, including, without limitation, complying with the following procedures:
(i)
If an Adjustment Event (as defined below) occurs, then the General Partner shall make a corresponding adjustment to the LTIP Units to maintain a one-for-one conversion and economic equivalence ratio between Common Units and LTIP Units. The following shall be “Adjustment Events”: (A) the Partnership makes a distribution on all outstanding Common Units in the form of Partnership Units, (B) the Partnership subdivides the outstanding Common Units into a greater number of units or combines the outstanding Common Units into a smaller number of units, or (C) the Partnership issues any Partnership Units in exchange for its outstanding Common Units by way of a reclassification or recapitalization of its Common Units. If more than one Adjustment Event occurs, the adjustment to the LTIP Units need be made only once using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously. For the avoidance of doubt, the following shall not be Adjustment Events: (x) the issuance of Partnership Units in a financing, reorganization, acquisition or other similar business Common Unit Transaction, (y) the issuance of Partnership Units pursuant to any employee benefit or compensation plan or distribution reinvestment plan or (z) the issuance of any Partnership Units to the General Partner or GIP REIT (or any direct or indirect wholly owned Subsidiary of the General Partner or GIP REIT) in respect of a capital contribution to the Partnership of proceeds from the sale of Additional Securities by GIP REIT. If the Partnership takes an action affecting the Common Units other than actions specifically described above as “Adjustment Events” and in the opinion of the General Partner such action would require an adjustment to the LTIP Units to maintain the one-to-one correspondence described above, the General Partner shall have the right to make such adjustment to the LTIP Units, to the extent permitted by law and by any Equity Incentive Plan and Vesting Agreement, in such manner and at such time as the General Partner, in its sole discretion, may determine to be appropriate under the circumstances. If an adjustment is made to the LTIP Units, as herein provided, however, the Partnership shall promptly file in the books and records of the Partnership an officer’s certificate setting forth such adjustment and a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after filing of such certificate, the Partnership shall deliver a notice to each LTIP Holder setting forth the adjustment to his or her LTIP Units and the effective date of such adjustment; provided, however, that the failure to deliver such notice shall not invalidate the adjustment or the authority granted hereunder, and

(ii)
The LTIP Holders shall, when, as and if authorized and declared by the General Partner out of assets legally available for that purpose, be entitled to receive distributions in an amount per LTIP Unit equal to the distributions per Common Unit (the “Common Partnership Unit Distribution”), paid to holders of Common Units on such Partnership Record Date established by the General Partner with respect to such distribution; provided, however, that distributions of assets on liquidation, dissolution or winding up shall be made solely in accordance with the Partners’ positive Capital Account balances as provided in Section 5.06(a). So long as any LTIP Units are outstanding, no distributions (whether in cash or in kind) shall be authorized, declared or paid on Common Units, unless equal distributions have been or contemporaneously are authorized, declared and paid on the LTIP Units; provided, however, that distributions of assets on liquidation, dissolution or winding up shall be made solely in accordance with the Partners’ positive Capital Account balances as provided in Section 5.06(a).
(b)
Priority. Subject to the provisions of this Section 4.04, the special provisions of Section 4.05 and Section 5.01(f) hereof and any Vesting Agreement, the LTIP Units shall rank pari passu with the Common Units as to the payment of regular and special periodic or other distributions; provided, however, that distributions of assets on liquidation, dissolution or winding up shall be made solely in accordance with the Partners’ positive Capital Account balances as provided in Section 5.06(a). As to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, any class or series of Partnership Units which by its terms specifies that it shall rank junior to, on a parity with, or senior to the Common Units shall also rank junior to, or pari passu with, or senior to, as the case may be, the LTIP Units; provided, however, that distributions of assets on liquidation, dissolution or winding up shall be made solely in accordance with the Partners’ positive Capital Account balances as provided in Section 5.06(a). Subject to the terms of any Vesting Agreement, an LTIP Holder shall be entitled to transfer his or her LTIP Units to the same extent, and subject to the same restrictions as holders of Common Units are entitled to transfer their Common Units pursuant to Article IX.
(c)
Special Provsions. LTIP Units shall be subject to the following special provisions:

(i)
Vesting Agreements. LTIP Units may, in the sole discretion of the General Partner,

be issued subject to vesting, forfeiture and additional restrictions on transfer pursuant to the terms of a Vesting Agreement. The terms of any Vesting Agreement may be modified by the General Partner from time to time in its sole discretion, subject to any restrictions on amendment imposed by the relevant Vesting Agreement or by the Equity Incentive Plan, if applicable. LTIP Units that have vested under the terms of a Vesting Agreement are referred to as “Vested LTIP Units”; all other LTIP Units shall be treated as “Unvested LTIP Units.”

(ii)
Forfeiture. Unless otherwise specified in the Vesting Agreement, or in any applicable compensatory plan or arrangement pursuant to which LTIP Units are issued, upon the occurrence of any event specified in a Vesting Agreement as resulting in either the right of the Partnership or the General Partner to repurchase LTIP Units at a specified purchase price or some other forfeiture of any LTIP Units, then if the Partnership or the General Partner exercises such right to repurchase or forfeiture in accordance with the applicable Vesting Agreement, plan, program or arrangement, the relevant LTIP Units shall immediately, and without any further action, be treated as cancelled and no longer outstanding for any purpose. Unless otherwise specified in the Vesting Agreement, no consideration or other payment shall be due with respect to any LTIP Units that have been forfeited, other than any distributions declared with respect to a Partnership Record Date prior to the effective date of the forfeiture. In connection with any repurchase or forfeiture of LTIP Units, the balance of the portion of the Capital Account of the LTIP Holder that is attributable to all of its LTIP Units shall be reduced by the amount, if any, by which it exceeds the product of (A) the balance of the LTIP Holder’s Capital Account attributable to all of the LTIP Units held prior to the repurchase or forfeiture and (B) the quotient obtained by dividing (x) the number of LTIP Units, if any, held by the LTIP Holder after the repurchase or forfeiture and (y) the number of LTIP Units held by the LTIP Holder prior to the repurchase or forfeiture.
(iii)
Allocations. LTIP Holders shall be entitled to certain special allocations of gain under Section 5.01(f)

hereof.

(iv)
Redemption. The Redemption Right provided to Limited Partners under Section 8.04 hereof shall not apply with respect to LTIP Units unless and until they are converted to Common Units as provided in clause (vi) below and Section 4.05 hereof.
(v)
Any certificate evidencing an LTIP Unit shall bear an appropriate legend indicating that additional terms, conditions and restrictions on Transfer, including without limitation any Vesting Agreement, apply to the LTIP Unit.
(vi)
Conversion to Common Units. Vested LTIP Units are eligible to be converted into Common Units in accordance with Section 4.05 hereof.
(d)
Voting. LTIP Holders shall (a) have the same voting rights as the holders of Common Units, with all Vested LTIP Units and Unvested LTIP Units voting as a single class with the Common Units and having one vote per LTIP Unit; and (b) have the additional voting rights that are expressly set forth below. So long as any LTIP Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of a majority of the LTIP Units (Vested LTIP Units and Unvested LTIP Units) outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), amend, alter or repeal, whether by merger, consolidation or otherwise, the provisions of this Agreement applicable to LTIP Units so as to materially and adversely affect (as determined in good faith by the General Partner) any right, privilege or voting power of the LTIP Units or the LTIP Holders as such, unless such amendment, alteration, or repeal affects equally, ratably and proportionately the rights, privileges and voting powers of the holders of Common Units; but subject, in any event, to the following provisions:
(i)
With respect to any Common Unit Transaction, so long as the LTIP Units are treated in accordance with Section 4.05(g) hereof, the consummation of such Common Unit Transaction shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the LTIP Units or the LTIP Holders as such; and

(ii)
Any creation or issuance of any Partnership Units or of any class or series of Partnership Interest including without limitation additional Common Units or LTIP Units, whether ranking senior to, junior to, or on a parity with the LTIP Units with respect to distributions and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the LTIP Units or the LTIP Holders as such.

The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required will be effected, all outstanding LTIP Units shall have been converted into Common Units.

4.05.
Conversion of LTIP Units.
(a)
An LTIP Holder shall have the right (the “Conversion Right”), at its option, at any time to convert all or a portion of its Vested LTIP Units into Common Units; provided, however, that a holder may not exercise the Conversion Right for less than 1,000 Vested LTIP Units or, if such holder holds less than 1,000 Vested LTIP Units, all of the Vested LTIP Units held by such holder. LTIP Holders shall not have the right to convert Unvested LTIP Units into Common Units until they become Vested LTIP Units; provided, however, that when a LTIP Holder is notified of the expected occurrence of an event that will cause its Unvested LTIP Units to become Vested LTIP Units, such LTIP Holder may give the Partnership a Conversion Notice conditioned upon and effective as of the time of vesting and such Conversion Notice, unless subsequently revoked by the LTIP Holder, shall be accepted by the Partnership subject to such condition. The General Partner shall have the right at any time to cause a conversion of Vested LTIP Units into Common Units. In all cases, the conversion of any LTIP Units into Common Units shall be subject to the conditions and procedures set forth in this Section 4.05.
(b)
A holder of Vested LTIP Units may convert such LTIP Units into an equal number of fully paid and non- assessable Common Units, giving effect to all adjustments (if any) made pursuant to Section 4.04 hereof. Notwithstanding the foregoing, in no event may a holder of Vested LTIP Units convert a number of Vested LTIP Units that exceeds (x) the Economic Capital Account Balance of such Limited Partner, to the extent attributable to its ownership of LTIP Units, divided by (y) the Common Unit Economic Balance, in each case as determined as of the effective date of conversion (the “Capital Account Limitation”).
(c)
In order to exercise its Conversion Right, a LTIP Holder shall deliver a notice (a “Conversion Notice”) in the form attached as Exhibit D hereto to the Partnership (with a copy to the General Partner) not less than 10 nor more than 60 days prior to a date (the “Conversion Date”) specified in such Conversion Notice; provided, however, that if the General Partner has not given to the LTIP Holders notice of a proposed or upcoming Common Unit Transaction at least 30 days prior to the effective date of such Common Unit Transaction, then the LTIP Holders shall have the right to deliver a Conversion Notice until the earlier of (x) the tenth day after such notice from the General Partner of a Common Unit Transaction or (y) the third business day immediately preceding the effective date of such Common Unit Transaction. A Conversion Notice shall be provided in the manner provided in Section 12.01 hereof. Each LTIP Holder covenants and agrees with the Partnership that all Vested LTIP Units to be converted pursuant to this Section 4.05(b) shall be free and clear of all liens. Notwithstanding anything herein to the contrary, a holder of LTIP Units may deliver a Notice of Redemption pursuant to Section 8.04(a) hereof relating to those Common Units that will be issued to such holder upon conversion of such LTIP Units into Common Units in advance of the Conversion Date; provided, however, that the redemption of such Common Units by the Partnership shall in no event take place until after the Conversion Date. For clarity, it is noted that the objective of this paragraph is to put an LTIP Holder in a position where, if such holder so wishes, the Common Units into which such holder’s Vested LTIP Units will be converted can be tendered to the Partnership for redemption simultaneously with such conversion, with the further consequence that, if GIP REIT elects to assume the Partnership’s redemption obligation with respect to such Common Units under Section 8.04(b) hereof by delivering to such holder the REIT Shares Amount, then such holder can have such REIT Shares Amount issued to such holder simultaneously with the conversion of such holder’s Vested LTIP Units into Common Units. The

General Partner shall reasonably cooperate with an LTIP Holder to coordinate the timing of the events described in the foregoing sentence.

(d)
The Partnership, at any time at the election of the General Partner, may cause any number of Vested LTIP Units held by an LTIP Holder to be converted (a “Forced Conversion”) into an equal number of Common Units, giving effect to all adjustments (if any) made pursuant to Section 4.04 hereof; provided, however, that the Partnership may not cause Forced Conversion of any LTIP Units that would not at the time be eligible for conversion at the option of such LTIP Holder pursuant to Section 4.05(b) hereof. In order to exercise its right of Forced Conversion, the Partnership shall deliver a notice (a “Forced Conversion Notice”) in the form attached as Exhibit E to the applicable LTIP Holder not less than ten nor more than 60 days prior to the Conversion Date specified in such Forced Conversion Notice. A Forced Conversion Notice shall be provided in the manner provided in Section 12.01 hereof and shall be revocable by the General Partner at any time prior to the Forced Conversion.
(e)
A conversion of Vested LTIP Units for which a holder has given a Conversion Notice or the Partnership has given a Forced Conversion Notice shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such LTIP Holder, as of which time such LTIP Holder shall be credited on the books and records of the Partnership with the issuance as of the opening of business on the next day of an equal number of Common Units issuable upon such conversion. After the conversion of LTIP Units as aforesaid, the Partnership shall deliver to such LTIP Holder, upon its written request, a certificate of the General Partner certifying the number of Common Units and remaining LTIP Units, if any, held by such person immediately after such conversion. The Assignee of any Limited Partner pursuant to Article IX hereof may exercise the rights of such Limited Partner pursuant to this Section 4.05 and such Limited Partner shall be bound by the exercise of such rights by the Assignee.
(f)
For purposes of making future allocations under Section 5.01(f) hereof and applying the Capital Account Limitation, the portion of the Economic Capital Account Balance of the applicable LTIP Holder that is treated as attributable to its LTIP Units shall be reduced, as of the date of conversion, by the product of the number of LTIP Units converted and the Common Unit Economic Balance.
(g)
If the Partnership, the General Partner or GIP REIT shall be a party to any transaction (including without limitation a merger, consolidation, unit exchange, self -tender offer for all or substantially all Common Units or other business combination or reorganization, or sale of all or substantially all of the Partnership’s assets, but excluding any transaction which constitutes an Adjustment Event) in each case as a result of which Common Units shall be exchanged for or converted into the right, or the holders of Common Units shall otherwise be entitled, to receive cash, securities or other property or any combination thereof (each of the foregoing being referred to herein as a “Common Unit Transaction”), then the General Partner shall, subject to the terms of any applicable Equity Incentive Plan or Vesting Agreement, exercise immediately prior to the Common Unit Transaction its right to cause a Forced Conversion with respect to the maximum number of LTIP Units then eligible for conversion, taking into account any allocations that occur in connection with the Common Unit Transaction or that would occur in connection with the Common Unit Transaction if the assets of the Partnership were sold at the Common Unit Transaction price or, if applicable, at a value determined by the General Partner in good faith using the value attributed to the Partnership Units in the context of the Common Unit Transaction (in which case the Conversion Date shall be the effective date of the Common Unit Transaction).

In anticipation of such Forced Conversion and the consummation of the Common Unit Transaction, the Partnership shall use commercially reasonable efforts to cause each LTIP Holder to be afforded the right to receive in connection with such Common Unit Transaction in consideration for the Common Units into which its LTIP Units will be converted into the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such transaction by a holder of the same number of Common Units, assuming such holder of Common Units is not a Person with which the Partnership consolidated or into which the Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a

“Constituent Person”), or an affiliate of a Constituent Person. In the event that holders of Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Common Unit Transaction, prior to such Common Unit Transaction the General Partner shall give prompt written notice to each LTIP Holder of such election, and shall use commercially reasonable efforts to afford such holders the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each LTIP Unit held by such holder into Common Units in connection with such Common Unit Transaction. If an LTIP Holder fails to make such an election, such holder (and any of its transferees) shall receive upon conversion of each LTIP Unit held by such LTIP Holder (or by any of such LTIP Holder’s transferees) the same kind and amount of consideration that a holder of a Common Unit would receive if such Common Unit holder failed to make such an election.

Subject to the rights of the Partnership and the General Partner under any Vesting Agreement and any Equity Incentive Plan, the Partnership shall use commercially reasonable efforts to cause the terms of any Common Unit Transaction to be consistent with the provisions of this Section 4.05(g) and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any LTIP Holders whose LTIP Units will not be converted into Common Units in connection with the Common Unit Transaction that will (i) contain provisions enabling the holders of LTIP Units that remain outstanding after such Common Unit Transaction to convert their LTIP Units into securities as comparable as reasonably possible under the circumstances to the Common Units and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in this Agreement for the benefit of the LTIP Holders.

4.06.
Capital Accounts.

A separate capital account (a “Capital Account”) shall be established and maintained for each Partner in accordance with Regulations Section 1.704-1(b)(2)(iv). If (a) a new or existing Partner acquires an additional Partnership Interest in exchange for more than a de minimis Capital Contribution, (b) the Partnership distributes to a Partner more than a de minimis amount of Partnership property as consideration for a Partnership Interest, (c) the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) or (d) the Partnership grants a Partnership Interest (other than a de minimis Partnership Interest) as consideration for the provision of services to or for the benefit of the Partnership to an existing Partner acting in a Partner capacity, or to a new Partner acting in a Partner capacity or in anticipation of being a Partner, the General Partner shall revalue the property of the Partnership to its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701(g) of the Code) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f); provided, however, that (i) the issuance of any LTIP Unit shall be deemed to require a revaluation pursuant to this Section 4.06 and (ii) the General Partner may elect not to revalue the property of the Partnership in connection with the issuance of additional Partnership Units pursuant to Section 4.02 to the extent it determines, in its sole and absolute discretion, that revaluing the property of the Partnership is not necessary or appropriate to reflect the relative economic interests of the Partners. When the Partnership’s property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Sections 1.704-1(b) (2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Partners pursuant to Section 5.01 hereof if there were a taxable disposition of such property for its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701(g) of the Code) on the date of the revaluation.

4.07.
Percentage Interests.

If the number of outstanding Common Units or other class or series of Partnership Units increases or decreases during a taxable year, each Partner’s Percentage Interest shall be adjusted by the General Partner effective as of the effective date of each such increase or decrease to a percentage equal to the number of Common Units or other class or series of Partnership Units held by such Partner divided by the aggregate number of Common Units or other class or series of Partnership Units, as applicable, outstanding after giving effect to such increase or decrease. If the Partners’

Percentage Interests are adjusted pursuant to this Section 4.07, the Profits and Losses for the taxable year in which the adjustment occurs shall be allocated between the part of the year ending on the day when that adjustment occurs and the part of the year beginning on the following day either (i) as if the taxable year had ended on the date of the adjustment or

(ii) based on the number of days in each part. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate Profits and Losses for the taxable year in which the adjustment occurs. The allocation of Profits and Losses for the earlier part of the year shall be based on the Percentage Interests before adjustment, and the allocation of Profits and Losses for the later part shall be based on the adjusted Percentage Interests. In the event that there is an increase or decrease in the number of outstanding Partnership Units (other than Common Units or LTIP Units) during a taxable year, the General Partner shall have similar discretion, as provided in the preceding sentences of this Section 4.07, to allocate items of Profit and Loss between the part of the year ending on the day when that increase or decrease occurs and the part of the year beginning on the following day, and that allocation shall take into account the Partners’ relative interests in those items of Profit and Loss before and after such increase or decrease.

4.08.
No Interest on Contributions.

No Partner shall be entitled to interest on its Capital Contribution.

4.09.
Return of Capital Contributions.

No Partner shall be entitled to withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner’s Capital Contribution for so long as the Partnership continues in existence.

4.10. No Third Party Beneficiary.

No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement, except as provided in Section 6.03(h) hereof, shall be solely for the benefit of, and may be enforced solely by, the parties to this Agreement and their respective permitted successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership.

ARTICLE V

PROFITS AND LOSSES; DISTRIBUTIONS

5.01.
Allocation of Profit and Loss.
(a)
Subject to the other provisions of this Article V, Profits, Losses and any other items of income, gain, credit and expense for any fiscal year shall be allocated, for purposes of adjusting the Capital Accounts of the Partners, to the Partners on a pro rata basis in accordance with their respective Percentage Interests.

(b)
Minimum Gain Chargeback. Notwithstanding any provision to the contrary, (i) any expense of the Partnership that is a “nonrecourse deduction” within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Partners’ respective Percentage Interests, (ii) any expense of the Partnership that is a “partner nonrecourse deduction” within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated to the Partner that bears the “economic risk of loss” of such deduction in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-2(f)(2),(3), (4) and (5), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Partner Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704(2)(g), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). The manner in which it is reasonably expected that the deductions attributable to nonrecourse liabilities will be allocated for purposes of determining a Partner’s share of the nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be in accordance with a Partner’s Percentage Interest.
(c)
Qualified Income Offset. If a Partner receives in any taxable year an adjustment, allocation or distribution described in subparagraphs (4), (5) or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a deficit balance in such Partner’s Capital Account that exceeds the sum of such Partner’s shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such deficit Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Partner in accordance with this Section 5.01(c), to the extent permitted by Regulations Section 1.704-1(b), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.01(c).
(d)
Capital Account Deficits. Loss shall not be allocated to a Limited Partner to the extent that such allocation would cause a deficit in such Partner’s Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Partner’s shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain. Any Loss in excess of that limitation shall be allocated to the General Partner. After the occurrence of an allocation of Loss to the General Partner in accordance with this Section 5.01(d), to the extent permitted by Regulations Section 1.704-1(b), Profit first shall be allocated to the General Partner in an amount necessary to offset the Loss previously allocated to the General Partner under this Section 5.01(d).
(e)
Allocations Between Transferor and Transferee. If a Partner transfers any part or all of its Partnership Interest, the distributive shares of the various items of Profit and Loss allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the transferee Partner either (i) as if the Partnership’s fiscal year had ended on the date of the transfer or (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and the transferee Partner.

(f)
Special Allocations Regarding LTIP Units. Notwithstanding the provisions of Sections 5.01(a) and (b) hereof, Liquidating Gains shall first be allocated to the LTIP Holders until their Economic Capital Account Balances, to the extent attributable to their ownership of LTIP Units, are equal to (i) the Common Unit Economic Balance, multiplied by (ii) the number of their LTIP Units. For this purpose, “Liquidating Gains” means net capital gains realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership, including but not limited to net capital gain realized in connection with an adjustment to the value of Partnership assets under Section 704(b) of the Code. The “Economic Capital Account Balances” of the LTIP Unit holders will be equal to their Capital Account balances plus shares of Partner Nonrecourse Debt Minimum Gain or Partnership Minimum Gain (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to the extent attributable to their ownership of LTIP Units. Similarly, the “Common Unit Economic Balance” shall mean (i) the Capital Account balance of the General Partner, plus the amount of the General Partner’s share of any Partner Nonrecourse Debt Minimum Gain or Partnership Minimum Gain (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)), in either case to the extent attributable to the General Partner’s ownership of Common Units and computed on a hypothetical basis after taking into account all allocations through the date on which any allocation is made under this Section 5.01(f), divided by (ii) the number of Common Units directly or indirectly owned by the General Partner. Any such allocations shall be made among the LTIP Holders in proportion to the amounts required to be allocated to each under this Section 5.01(f). The parties agree that the intent of this Section 5.01(f) is to make the Capital Account balance associated with each LTIP Unit to be economically equivalent to the Capital Account balance associated with Common Units directly or indirectly owned by the General Partner (on a per-Unit basis).
(g)
Definition of Profit and Loss. “Profit” and “Loss” and any items of income, gain, expense or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Sections 5.01(b), (c) or (d) hereof.
(h)
Allocations for Tax Purposes. All allocations of income, Profit, gain, Loss, credit and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 5.01, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). With respect to properties acquired by the Partnership, the General Partner shall have the authority to elect the method to be used by the Partnership for allocating items of income, gain and expense as required by Section 704(c) of the Code with respect to such properties, and such election shall be binding on all Partners.
(i)
Revisions to Allocations to Reflect Issuance of Additional Partnership Units. In the event that the Partnership issues additional Partnership Units to the General Partner or any Additional Limited Partner pursuant to Article IV hereof, the General Partner shall make such revisions to this Section 5.01 as it deems necessary to reflect the terms of the issuance of such additional Partnership Units, including making preferential allocations to classes of Partnership Units that are entitled thereto. Such revisions shall not require the consent or approval of any other Partner.
(j)
Purpose and Intent; Construction. Any elections or other decisions relating to allocations for book or tax purposes under this Agreement shall be made by the General Partner in any manner that reasonably reflects the purpose and intention of this Agreement. The provisions of this Article V (and other related provisions in this Agreement) pertaining to the allocation of items of Company income, Profit, gain, Loss, credit and expense shall be interpreted consistently with the Regulations, and to the extent unintentionally inconsistent with such Regulations, shall be deemed to be modified to the extent necessary to make such provisions consistent with the Regulations.

(k)
Consistent Treatment. The Partners acknowledge and are aware of the income tax consequences of the allocations made by this Article V and hereby agree to be bound by the provisions of this Article V in reporting their shares of Profits, Losses and other items of income, gain, expense, deduction and credit for federal, state and local income tax purposes.
5.02.
Distribution of Cash.

(a) Subject to Sections 5.02(b), (c), (d) and (e) hereof and to the terms of any Partnership Unit Designation, the Partnership shall distribute cash at such times and in such amounts as are determined by the General Partner in its sole and absolute discretion, to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period) in proportion with their respective Common Units on the Partnership Record Date.

(b)
In accordance with Section 4.04(a)(ii) hereof, the LTIP Holders shall be entitled to receive distributions in an amount per LTIP Unit equal to the Common Partnership Unit Distribution.
(c)
If a new or existing Partner acquires additional Partnership Units in exchange for a Capital Contribution on any date other than a Partnership Record Date (other than Partnership Units acquired by the General Partner or GIP REIT (or any direct or indirect wholly owned Subsidiary of the General Partner or GIP REIT) in connection with the issuance of additional REIT Shares or Additional Securities), the cash distribution attributable to such additional Partnership Units relating to the Partnership Record Date next following the issuance of such additional Partnership Units shall be reduced in the proportion to (i) the number of days that such additional Partnership Units are held by such Partner bears to (ii) the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date.
(d)
Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445, 1446, 1471 and 1472 of the Code. To the extent that the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to a Partner or assignee (including by reason of Section 1446 of the Code), (i) if the actual amount to be distributed to the Partner (the “Distributable Amount”) equals or exceeds the Withheld Amount, the entire Distributable Amount shall be treated as a distribution of cash to such Partner, and (ii) if the Distributable Amount is less than the Withheld Amount, the excess of the Withheld Amount over the Distributable Amount shall be treated as a Partnership Loan from the Partnership to the Partner on the day the Partnership pays over such amount to a taxing authority. A Partnership Loan shall be repaid upon the demand of the Partnership or, alternatively, through withholding by the Partnership with respect to subsequent distributions to the applicable Partner or assignee and any such distributions so withheld shall be deemed first to have been distributed to the applicable Partner or assignee and then immediately repaid to the Partnership. Any amounts treated as a Partnership Loan pursuant to this Section 5.02(d) shall bear interest at the lesser of (i) 300 basis points above the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date the Partnership or the General Partner, as applicable, is deemed to extend the loan until such loan is repaid in full.
(e)
In no event may a Partner receive a distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive a cash dividend or other distribution of cash as the holder of record of a REIT Share for which all or part of such Partnership Unit has been or will be redeemed.
5.03.
REIT Distribution Requirements.

The General Partner shall use commercially reasonable efforts, as determined by it in its sole and absolute discretion, to cause the Partnership to distribute amounts sufficient to enable the General Partner to make stockholder distributions that will allow the General Partner to (i) meet its distribution requirement for qualification as a REIT as set forth in Section 857 of the Code and (ii) avoid any federal income or excise tax liability imposed by the Code, other than to the extent the General Partner elects to retain and pay income tax on its net capital gain or other income.

5.04.
No Right to Distributions in Kind.

No Partner shall be entitled to demand property other than cash in connection with any distributions by the Partnership, unless otherwise determined by the General Partner.

5.05.
Limitations on Return of Capital Contributions.

Notwithstanding any of the provisions of this Article V, no Partner shall have the right to receive, and the General Partner shall not have the right to make, a distribution that includes a return of all or part of a Partner’s Capital Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Partnership liabilities, other than the liabilities to a Partner for the return of his Capital Contribution, does not exceed the fair market value of the Partnership’s assets.

5.06.
Distributions Upon Liquidation.
(a)
Upon liquidation of the Partnership, after payment of, or adequate provision for, debts and obligations of the Partnership, including any Partner loans, any remaining assets of the Partnership shall be distributed to all Partners with positive Capital Accounts in accordance with their respective positive Capital Account balances.
(b)
For purposes of Section 5.06(a) hereof, the Capital Account of each Partner shall be determined after all adjustments made in accordance with Sections 5.01 and 5.02 hereof resulting from Partnership operations and from all sales and dispositions of all or any part of the Partnership’s assets.
(c)
Any distributions pursuant to this Section 5.06 shall be made by the end of the Partnership’s taxable year in which the liquidation occurs (or, if later, within 90 days after the date of the liquidation). To the extent deemed advisable by the General Partner, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.
5.07.
Substantial Economic Effect.

It is the intent of the Partners that the allocations of Profit and Loss under this Agreement have substantial economic effect (or be consistent with the Partners’ interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article V and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.

ARTICLE VI

RIGHTS, OBLIGATIONS AND POWERS OF THE GENERAL PARTNER

6.01.
Management of the Partnership.
(a)
Except as otherwise expressly provided in this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership. Subject to the restrictions specifically contained in this Agreement, the powers of the General Partner shall include, without limitation, the authority to take the following actions on behalf of the Partnership:

(i)
to acquire, purchase, own, operate, lease and dispose of any real property and any other property or assets including, but not limited to, notes and mortgages that the General Partner determines are necessary or appropriate or in the business of the Partnership;
(ii)
to construct buildings and make other improvements on the properties owned or leased by the

Partnership;

(iii)
to authorize, issue, sell, redeem or otherwise purchase any Partnership Units or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Units, or Rights relating to any class or series of Partnership Units) of the Partnership;
(iv)
to borrow or lend money for the Partnership, issue or receive evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such indebtedness, and secure indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership’s assets;
(v)
to pay, either directly or by reimbursement, all operating costs and general administrative expenses of the Partnership to third parties or to the General Partner or its Affiliates as set forth in this Agreement;
(vi)
to guarantee or become a co-maker of indebtedness of any Subsidiary of the General Partner or the Partnership, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such guarantee or indebtedness, and secure such guarantee or indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership’s assets;
(vii)
to use assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with this Agreement, including, without limitation, payment, either directly or by reimbursement, of all operating costs and general and administrative expenses of GIP REIT, the General Partner, the Partnership or any Subsidiary of the foregoing to third parties or to the General Partner as set forth in this Agreement;
(viii)
to lease all or any portion of any of the Partnership’s assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership’s assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine and to further lease property from third parties, including ground leases;
(ix)
to prosecute, defend, arbitrate or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership or the Partnership’s assets;
(x)
to file applications, communicate and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership’s assets or any other aspect of the Partnership’s business;
(xi)
to make or revoke any election permitted or required of the Partnership by any taxing authority;
(xii)
to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time;
(xiii)
to determine whether or not to apply any insurance proceeds for any property to the restoration of such property or to distribute the same;

(xiv)
to establish one or more divisions of the Partnership, to hire and dismiss employees of the Partnership or any division of the Partnership, and to retain legal counsel, accountants,

consultants, real estate brokers and such other persons as the General Partner may deem necessary or appropriate in connection with the Partnership business and to pay therefor such reasonable remuneration as the General Partner may deem reasonable and proper;

(xv)
to retain other services of any kind or nature in connection with the Partnership business, and to pay therefor such remuneration as the General Partner may deem reasonable and proper;
(xvi)
to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;
(xvii)
to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;
(xviii)
to distribute Partnership cash or other Partnership assets in accordance with this Agreement;
(xix)
to form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);
(xx)
to establish Partnership reserves for working capital, capital expenditures, contingent liabilities or any other valid Partnership purpose;
(xxi)
to merge, consolidate or combine the Partnership with or into another Person;
(xxii)
to enter into and perform obligations pursuant to underwriting or other agreements in connection with issuances of securities by the Partnership or the General Partner or any affiliate thereof;
(xxiii)
to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a “publicly traded partnership” taxable as a corporation under Section 7704 of the Code or an “investment company” or a Subsidiary of an investment company under the Investment Company Act of 1940; and
(xxiv)
to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts that the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with allowing the General Partner at all times to qualify as a REIT unless the General Partner voluntarily terminates or revokes its REIT status) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.
(b)
Except as otherwise provided herein, to the extent that the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.
6.02.
Delegation of Authority.

The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

6.03.
Indemnification and Exculpation of Indemnitees.

(a)
The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that:

(i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.03(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.03(a). Any indemnification pursuant to this Section 6.03 shall be made only out of the assets of the Partnership.

(b)
The Partnership shall reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.03 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.
(c)
The indemnification provided by this Section 6.03 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.
(d)
The Partnership may purchase and maintain insurance, as an expense of the Partnership, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.
(e)
For purposes of this Section 6.03, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by the Indemnitee of its duties to the Partnership also imposes duties on, or otherwise involves services by, the Indemnitee to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.03; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by the Indemnitee to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is not opposed to the best interests of the Partnership.
(f)
In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.
(g)
An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.03 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.
(h)
The provisions of this Section 6.03 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(i) Notwithstanding the foregoing, the Partnership may not indemnify or hold harmless an Indemnitee for any liability or loss unless all of the following conditions are met: (i) the Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Partnership; (ii) the Indemnitee was acting on behalf of or performing services for the Partnership; (iii) the liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a director of the General Partner (other than an Independent Director), an Affiliate of the General Partner or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director; and (iv) the indemnification or agreement to hold harmless is recoverable only out of net assets of the Partnership. In addition, the Partnership shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which securities of the General Partner or the Partnership were offered or sold as to indemnification for violations of securities laws.

Any amendment, modification or repeal of this Section 6.03 or any provision hereof shall be prospective only and shall not in any way affect the indemnification of an Indemnitee by the Partnership under this Section 6.03 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

6.04.
Liability of the General Partner.
(a)
Notwithstanding anything to the contrary set forth in this Agreement, neither the General Partner, nor any of its Affiliates, directors, officers, agents or employees shall be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or mistakes of fact or law or of any act or omission if any such party acted in good faith. The General Partner shall not be in breach of any duty that the General Partner may owe to the Limited Partners or the Partnership or any other Persons under this Agreement or of any duty stated or implied by law or equity provided that the General Partner, acting in good faith, abides by the terms of this Agreement.
(b)
The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the Limited Partners and GIP REIT’s stockholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or the tax consequences of some, but not all, of the Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of the stockholders of GIP REIT on the one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either the stockholders of GIP REIT or the Limited Partners; provided, however, that for so long as the General Partner, either directly or through its Affiliates, owns a controlling interest in the Partnership, any such conflict that the General Partner, in its sole and absolute discretion, determines cannot be resolved in a manner not adverse to either the stockholders of GIP REIT or the Limited Partners shall be resolved in favor of the stockholders of GIP REIT. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred or benefits not derived by the Limited Partners in connection with such decisions.
(c)
Subject to its obligations and duties as General Partner set forth in Section 6.01 hereof, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

(d)
Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT or (ii) to prevent the General Partner from incurring any taxes under Section 857, Section 4981 or any other provision of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.
(e)
Any amendment, modification or repeal of this Section 6.04 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner’s or any of its Affiliates’, officers’, directors’, agents’ or employees’ liability to the Partnership and the Limited Partners under this Section 6.04 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.
6.05.
Partnership Obligations.
(a)
Except as provided in this Section 6.05 and elsewhere in this Agreement (including the provisions of Articles V and VI hereof regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.
(b)
All Administrative Expenses shall be obligations of the Partnership, and the General Partner or GIP REIT shall be entitled to reimbursement by the Partnership for any expenditure (including Administrative Expenses) incurred by it on behalf of the Partnership that shall be made other than out of the funds of the Partnership. All reimbursements hereunder shall be characterized for federal income tax purposes as expenses of the Partnership incurred on its behalf, and not as expenses of the General Partner or GIP REIT.
6.06.
Outside Activities.

Subject to Section 6.08 hereof, the Articles of Incorporation of the General Partner and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, trustee, Affiliate or stockholder of the General Partner, the General Partner, and any stockholder of the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. None of the Partnership, Limited Partners or any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests or activities, and the General Partner shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests and activities to the Partnership or any Limited Partner, even if such opportunity is of a character that, if presented to the Partnership or any Limited Partner, could be taken by such Person.

6.07.
Employment or Retention of Affiliates.
(a)
Any Affiliate of the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Partnership any compensation, price or other payment therefor that the General Partner determines to be fair and reasonable.
(b)
The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

(c)
The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems are consistent with this Agreement, applicable law and the REIT status of the General Partner.
(d)
Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any Property to, or purchase any Property from, the Partnership, directly or indirectly, except pursuant to transactions that are, in the General Partner’s sole discretion, on terms that are fair and reasonable to the Partnership.
6.08.
General Partner Activities.

The General Partner agrees that all business activities of the General Partner , including activities pertaining to the acquisition, development or ownership of any Investment, shall be conducted through the Partnership, a Subsidiary, a Subsidiary Partnership or a taxable REIT subsidiary (within the meaning of Section 856(1) of the Code); provided, however, that the General Partner is allowed to hold cash and liquid investments to fund its expenses, including redemptions of shares of common stock of the General Partner.

6.09.
Title to Partnership Assets.

Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner, GIP REIT or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner or GIP REIT. GIP REIT hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or GIP REIT or any nominee or Affiliate of the General Partner or GIP REIT shall be held by the General Partner or GIP REIT for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner or GIP REIT shall use commercially reasonable efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

ARTICLE VII CHANGES IN GENERAL PARTNER

7.01.
Transfer of the General Partner’s Partnership Interest.
(a)
Other than to an Affiliate of the General Partner, the General Partner shall not transfer all or any portion of its General Partnership Interest, and the General Partner shall not withdraw as General Partner, except as provided in or in connection with a transaction contemplated by Sections 7.01(c), (d) or (e) hereof.
(b)
The General Partner agrees that its General Partnership Interest will at all times be in the aggregate at least

0.1%.

(c)
Except as otherwise provided in Section 7.01(d) or (e) hereof, the General Partner shall not engage in any merger, consolidation or other combination with or into another Person or sale of all or substantially all of its assets (other than in connection with a change in the General Partner’s state of incorporation or organizational form), in each case which results in a change of control of the General Partner (a “Transaction”), unless at least one of the following conditions is met:

(i)
the consent of a Majority in Interest (other than the General Partner or any Subsidiary of the General Partner) is obtained;
(ii)
as a result of such Transaction, all Limited Partners (other than the General Partner, or any Subsidiary of the General Partner, and, in the case of any LTIP Holders, subject to the terms of any Equity Incentive Plan or Vesting Agreement) will receive, or have the right to receive, for each Partnership Unit an amount of cash, securities or other property equal or substantially equivalent in value, as determined by the General Partner in good faith, to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid in the Transaction to a holder of one REIT Share in consideration of one REIT Share, provided that if, in connection with such Transaction, a purchase, tender or exchange offer (“Offer”) shall have been made to and accepted by the holders of more than 50% of the outstanding REIT Shares, each holder of Partnership Units (other than the General Partner and any Subsidiary of the General Partner) shall be given the option to exchange its Partnership Units for an amount of cash, securities or other property equal or substantially equivalent in value, as determined by the General Partner in good faith, to the greatest amount of cash, securities or other property that such Limited Partner would have received had it (A) exercised its Redemption Right pursuant to Section 8.04 hereof and (B) sold, tendered or exchanged pursuant to the Offer the REIT Shares received upon exercise of the Redemption Right immediately prior to the expiration of the Offer; or
(iii)
the General Partner is the surviving entity in the Transaction and either (A) the holders of REIT Shares do not receive cash, securities or other property in the Transaction or (B) all Limited Partners (other than the General Partner or any Subsidiary of the General Partner, and, in the case of LTIP Holders, subject to the terms of any applicable Equity Incentive Plan or Vesting Agreement) receive for each Partnership Unit an amount of cash, securities or other property (expressed as an amount per REIT Share) equal or substantially equivalent in value, as determined by the General Partner in good faith, to the product of the Conversion Factor and the greatest amount of cash, securities or other property (expressed as an amount per REIT Share) received in the Transaction by any holder of REIT Shares.
(d)
Notwithstanding Section 7.01(c) hereof, the General Partner may merge with or into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the “Survivor”), other than Partnership Units held directly or indirectly by the General Partner, are contributed, directly or indirectly, to the Partnership as a Capital Contribution in exchange for Partnership Units, or for economically equivalent partnership interests issued by a Subsidiary Partnership established at the direction of the Board of Directors, with a fair market value equal to the value of the assets so contributed as determined by the Survivor in good faith and (ii) the Survivor expressly agrees to assume all obligations of the General Partner hereunder. Upon such contribution and assumption, the Survivor shall have the right and duty to amend this Agreement as set forth in this Section 7.01(d). The Survivor shall in good faith arrive at a new method for the calculation of the Cash Amount, the REIT Shares Amount and Conversion Factor for a Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash and other property that was receivable upon such merger or consolidation by a holder of REIT Shares or options, warrants or other rights relating thereto, and which a holder of Partnership Units could have acquired had such Partnership Units been exchanged immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to the Conversion Factor. The Survivor also shall in good faith modify the definition of REIT Shares and make such amendments to Section 8.04 hereof so as to approximate the existing rights and obligations set forth in Section 8.04 hereof as closely as reasonably possible. The above provisions of this Section 7.01(d) shall similarly apply to successive mergers or consolidations permitted hereunder.

(e)
Notwithstanding anything in this Article VII,
(i)
The General Partner may transfer all or any portion of its General Partnership Interest to (A) any wholly owned Subsidiary of the General Partner or (B) the owner of all of the ownership interests of the General Partner, and following a transfer of all of its General Partnership Interest, may withdraw as General Partner; and
(ii)
The General Partner may engage in a transaction required by law or by the rules of any national securities exchange or over-the-counter interdealer quotation system on which the REIT Shares are listed or traded.
7.02.
Admission of a Substitute or Additional General Partner.

A Person shall be admitted as a substitute or additional General Partner of the Partnership only if the following terms and conditions are satisfied:

(a)
the Person to be admitted as a substitute or additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by Section 2.05 hereof in connection with such admission shall have been performed;
(b)
if the Person to be admitted as a substitute or additional General Partner is a corporation or a partnership, it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person’s authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and
(c)
counsel for the Partnership shall have rendered an opinion (relying on such opinions from other counsel as may be necessary) that the admission of the Person to be admitted as a substitute or additional General Partner is in conformity with the Act, that none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause (i) the Partnership to be classified other than as a partnership for federal income tax purposes, or (ii) the loss of any Limited Partner’s limited liability.
7.03.
Effect of Bankruptcy, Withdrawal, Death or Dissolution of General Partner.
(a)
Upon the occurrence of an Event of Bankruptcy as to the General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal or dissolution of the General Partner (except that, if the General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of the General Partner if the business of the General Partner is continued by the remaining partner or partners), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.03(b) hereof. The merger of the General Partner with or into any entity that is admitted as a substitute or successor General Partner pursuant to Section 7.02 hereof shall not be deemed to be the withdrawal, dissolution or removal of the General Partner.
(b)
Following the occurrence of an Event of Bankruptcy as to the General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal or dissolution of the General Partner (except that, if the General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners), the Limited Partners, within 90 days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 2.04 hereof by selecting, subject to Section 7.02 hereof and any other provisions of this Agreement, a substitute General Partner by consent of a Majority in Interest. If the Limited Partners elect to continue the business of the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

7.04.
Removal of General Partner.

The Limited Partners may not remove the General Partner, with or without cause.

ARTICLE VIII

RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS

8.01.
Management of the Partnership.

The Limited Partners shall not participate in the management or control of Partnership business nor shall they transact any business for the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner. The Limited Partners covenant and agree not to hold themselves out in a manner that could reasonably be considered in contravention of the terms hereof by any third party.

8.02.
Power of Attorney.

Each Limited Partner by execution of this Agreement, directly or through execution by power of attorney or other consent, irrevocably appoints the General Partner its true and lawful attorney-in-fact, who may act for each Limited Partner and in its name, place and stead, and for its use and benefit, to sign, acknowledge, swear to, deliver, file or record, at the appropriate public offices, any and all documents, certificates and instruments, including without limitation, any and all amendments and restatements of this Agreement as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the Limited Partner, or the transfer by the Limited Partner of any part or all of its Partnership Interest.

8.03.
Limitation on Liability of Limited Partners.

No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

8.04.
Redemption Right.
(a)
Subject to Section 8.04(c) and the provisions of any agreement between the Partnership and one or more Limited Partners, beginning on the date that is eighteen months after the date of issuance of any Common Units (treating any Common Units that are issued upon the conversion of LTIP Units as having been issued when the LTIP Units into which they were converted were issued), each Limited Partner (other than GIP REIT or any Subsidiary of GIP REIT) shall have the right (the “Redemption Right”) to require the Partnership to redeem on a Specified Redemption Date all or a portion of such Limited Partner’s Common Units at a redemption price equal to the Redemption Amount. The

Redemption Right shall be exercised pursuant to a Notice of Redemption in the form attached hereto as Exhibit B delivered to the Partnership (with a copy to the General Partner ) by the Limited Partner who is exercising the Redemption Right (the “Tendering Party”), and such notice shall be irrevocable unless otherwise agreed upon by the General Partner. No Limited Partner may deliver more than one Notice of Redemption during each calendar quarter unless otherwise agreed upon by the General Partner. A Limited Partner may not exercise the Redemption Right for less than one thousand (1,000) Common Units or, if such Limited Partner holds less than one thousand (1,000) Common Units, all of the Common Units held by such Limited Partner. The Tendering Party shall have no right, with respect to any Common Units so redeemed, to receive any distribution paid with respect to Common Units if the record date for such distribution is on or after the Specified Redemption Date.

(b)
Notwithstanding the provisions of Section 8.04(a) hereof, if a Limited Partner exercises the Redemption Right by delivering to the Partnership a Notice of Redemption, then the General Partner may, in its sole and absolute discretion, elect to cause GIP REIT to purchase directly and acquire some or all of, and in such event GIP REIT agrees to purchase and acquire, such Common Units by paying to the Tendering Party the REIT Shares Amount, whereupon GIP REIT shall acquire the Common Units tendered for redemption by the Tendering Party and GIP REIT shall be treated for all purposes of this Agreement as the owner of such Common Units. In the event GIP REIT shall exercise its right to satisfy the Redemption Right in the manner described in the preceding sentence, the Partnership shall have no obligation to pay any amount to the Tendering Party with respect to such Tendering Party’s exercise of the Redemption Right, and each of the Tendering Party, the Partnership and GIP REIT shall treat the transaction between GIP REIT and the Tendering Party as a sale of the Tendering Party’s Common Units to GIP REIT for federal income tax purposes. Each Tendering Party agrees to execute such documents as GIP REIT may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right.
(c)
Notwithstanding the provisions of Sections 8.04(a) and 8.04(b) hereof, a Limited Partner shall not be entitled to exercise the Redemption Right if the delivery of REIT Shares to such Limited Partner on the Specified Redemption Date by GIP REIT pursuant to Section 8.04(b) hereof (regardless of whether or not GIP REIT would in fact exercise its rights under Section 8.04(b)) would (i) result in such Limited Partner or any other Person (as defined in the Articles) owning, directly or indirectly, REIT Shares in excess of the Aggregate Share Ownership Limit or any Excepted Holder Limit (each as defined in Articles) and calculated in accordance therewith, except as provided in the Articles, (ii) result in REIT Shares being owned by fewer than 100 persons (determined without reference to any rules of attribution), (iii) result in GIP REIT being “closely held” within the meaning of Section 856(h) of the Code, (iv) cause GIP REIT to own, actually or constructively, 10% or more of the ownership interests in a tenant (other than a TRS) of GIP REIT’s, the Partnership’s or a Subsidiary Partnership’s real property, within the meaning of Section 856(d)(2)(B) of the Code, (v) otherwise cause GIP REIT to fail to qualify as a REIT under the Code, or (vi) cause the acquisition of REIT Shares by such Limited Partner to be “integrated” with any other distribution of REIT Shares or Common Units for purposes of complying with the registration provisions of the Securities Act. GIP REIT, in its sole and absolute discretion, may waive the restriction on redemption set forth in this Section 8.04(c).
(d)
Each Tendering Party covenants and agrees that all Common Units tendered for redemption pursuant to this Section 8.04 will be delivered to the Partnership or GIP REIT free and clear of all liens, claims, and encumbrances whatsoever and should any such liens, claims or encumbrances exist or arise with respect to such Common Units, neither the Partnership nor GIP REIT shall be under any obligation to acquire such Common Units pursuant to Section 8.04(a) or Section 8.04(b) hereof. Each Tendering Party further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Common Units to the Partnership or GIP REIT, such Tendering Party shall assume and pay such transfer tax.
(e)
Any Cash Amount to be paid to a Tendering Party pursuant to this Section 8.04 shall be paid on the Specified Redemption Date; provided, however, that the General Partner may elect to cause the Specified Redemption Date to be delayed for up to an additional 180 days to the extent required for the General Partner to cause additional REIT Shares to be issued to provide financing to be used to make such payment of the Cash Amount and may also delay such Specified Redemption Date to the extent necessary to effect compliance with applicable requirements of the law. Any REIT Share Amount to be paid to a Tendering Party pursuant to this Section 8.04 shall be paid on the Specified Redemption Date; provided, however, that the General Partner may elect to cause the Specified Redemption Date to be delayed to the extent necessary to effect compliance with applicable requirements of the law.

Notwithstanding the foregoing, the General Partner agrees to use its commercially reasonable efforts to cause the closing of the acquisition of redeemed Common Units hereunder to occur as quickly as reasonably possible.

(f)
Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the General Partner and the Partnership to comply with any withholding requirements established under the Code or any other federal, state, local or foreign law that apply upon a Tendering Party’s exercise of the Redemption Right. If a Tendering Party believes that it is exempt from such withholding upon the exercise of the Redemption Right, such Tendering Party must furnish the General Partner with a FIRPTA Certificate in the form attached hereto as Exhibit C and any similar forms or certificates required to avoid or reduce the withholding under federal, state, local or foreign law or such other form as the General Partner may reasonably request. If the Partnership, GIP REIT or the General Partner is required to withhold and pay over to any taxing authority any amount upon a Tendering Party’s exercise of the Redemption Right and if the Redemption Amount equals or exceeds the Withheld Amount, the Withheld Amount shall be treated as an amount received by such Tendering Party in redemption of its Common Units. If, however, the Redemption Amount is less than the Withheld Amount, the Tendering Party shall not receive any portion of the Redemption Amount, the Redemption Amount shall be treated as an amount received by such Tendering Party in redemption of its Common Units, and such Tendering Party shall contribute the excess of the Withheld Amount over the Redemption Amount to the Partnership before the Partnership is required to pay over such excess to a taxing authority.
(g)
Notwithstanding any other provision of this Agreement, the General Partner may place appropriate restrictions on the ability of the Limited Partners to exercise their Redemption Rights as and if deemed necessary or reasonable to ensure that the Partnership does not constitute a “publicly traded partnership” under Section 7704 of the Code. If and when the General Partner determines that imposing such restrictions is necessary, the General Partner shall give prompt written notice thereof (a “Restriction Notice”) to each of the Limited Partners, which notice shall be accompanied by a copy of an opinion of counsel to the Partnership which states that, in the opinion of such counsel, restrictions are necessary or reasonable in order to prevent the Partnership from being treated as a “publicly traded partnership” under Section 7704 of the Code.
(h)
A redemption fee may be charged in connection with an exercise of Redemption Rights pursuant to this Section 8.04.

8.05 Registration.

Subject to the terms of any agreement between the General Partner or the Partnership and a Limited Partner with respect to Common Units held by such Limited Partner:

(a)
If the Redemption Amount is paid in REIT Shares and GIP REIT is listed on a national exchange or national market system, following the date on which GIP REIT becomes eligible to use a Registration Statement for the registration of securities under the Securities Act and thereafter, and within the time period that may be agreed to by GIP REIT and a Limited Partner, GIP REIT shall use commercially reasonable efforts to ensure that the Redemption Shares are registered or qualified under the Securities Act unless they are otherwise registered or qualified for resale under Section 12 of the Exchange Act; provided, however, to the extent the Redemption Shares require a Registration Statement

GIP REIT shall be required to file only one such statement in any 12-month period. In connection therewith:

(1)
GIP REIT will do such reasonable acts and things as may be required of it to enable holders of Redemption Shares to consummate the sale or other disposition in such jurisdictions of the Redemption Shares; provided that GIP REIT shall not be required to (i) qualify as a foreign corporation or consent to a general or unlimited service or process in any jurisdictions in which it would not otherwise be required to be qualified or so consent or (ii) qualify as a dealer in securities;
(2)
Each Limited Partner agrees to furnish to GIP REIT, upon request, such information with respect to the Limited Partner as may be required to complete and file any applicable Registration Statement;
(3)
Each Limited Partner agrees it will not offer or sell its Redemption Shares until (A) such Redemption Shares have been included in an applicable registration statement and (B) it has received notice that the applicable statement covering such Redemption Shares, or any post-effective amendment thereto, has been declared effective by the Commission, such notice being satisfied by the posting by the Commission on www.sec.gov of a notice of effectiveness;
(4)
if GIP REIT determines in its good faith judgment, after consultation with counsel, that the use of a registration statement or the equivalent thereof, including any pre- or post-effective amendment thereto, or the use of any prospectus contained in such registration statement would require the disclosure of important information that GIP REIT has a bona fide business purpose for preserving as confidential or the disclosure of which would impede GIP REIT’s ability to consummate a significant transaction, upon written notice of such determination by GIP REIT, the rights of each Limited Partner to offer, sell or distribute its Redemption Shares pursuant to such Registration Statement or prospectus or to require GIP REIT to take action with respect to the registration or sale of any Redemption Shares pursuant to a Registration Statement (including any action contemplated by this Section 8.05) will be suspended until the date upon which GIP REIT notifies such Limited Partner in writing that suspension of such rights for the grounds set forth in this paragraph is no longer necessary; provided that GIP REIT may not suspend such rights for an aggregate period of more than 180 days in any 12-month period. Notice referenced in this paragraph (iii) shall be deemed sufficient if given through the issuance of a press release or filing with the Commission and, if such notice is not publicly distributed, the Limited Partner agrees to keep the subject information confidential and acknowledge such information may constitute material non-public information subject to the restrictions under applicable securities laws; and
(5)
in the case of the registration of any underwritten equity offering proposed by GIP REIT, each Limited Partner will agree, if requested in writing by the managing underwriter or underwriters administering such offering, not to effect any offer, sale or distribution of any REIT Shares or Redemption Shares (or any option or right to acquire REIT Shares or Redemption Shares) during the period commencing on the tenth day prior to the expected effective date (which date shall be stated in such notice) of the registration statement covering such underwritten primary equity offering and ending on the date specified by such managing underwriter in such written request to the Limited Partners; provided that no Limited Partner shall be required to agree not to effect any offer, sale or distribution of its Redemption Shares for a period of time that is longer than the greater of 90 days or the period of time for which any senior executive of GIP REIT is required so to agree in connection with such offering. Nothing in this paragraph shall be read to limit the ability of any Limited Partner to redeem its Common Units in accordance with the terms of this Agreement.

(b)
Registration Not Required. Notwithstanding the foregoing, GIP REIT shall not be required to file or maintain the effectiveness of a registration statement relating to Redemption Shares after the first date upon which, in the opinion of counsel to GIP REIT, all of the Redemption Shares covered thereby could be sold by the holders thereof either

(i) pursuant to Rule 144 under the Securities Act, or any successor rule thereto (“Rule 144”) without limitation as to amount or manner of sale or (ii) pursuant to Rule 144 in one transaction in accordance with the volume limitations contained in Rule 144(e).

(c)
Allocation of Expenses. The Partnership or the GIP REIT shall pay all expenses in connection with the Registration Statement, including without limitation (i) all expenses incident to filing with the Financial Industry Regulatory Authority, Inc., (ii) registration fees, (iii) printing expenses, (iv) accounting and legal fees and expenses, except to the extent holders of Redemption Shares elect to engage accountants or attorneys in addition to the accountants and attorneys engaged by GIP REIT or the Partnership, which fees and expenses for such accountants or attorneys shall be for the account of the holders of the Redemption Shares, (v) accounting expenses incident to or required by any such registration or qualification and (vi) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification; provided that neither the Partnership nor GIP REIT shall be liable for, or pay (A) any discounts or commissions to any underwriter or broker attributable to the sale of Redemption Shares, or (B) any fees or expenses incurred by holders of Redemption Shares in connection with such registration that, according to the written instructions of any regulatory authority, the Partnership or GIP REIT is not permitted to pay.

ARTICLE IX

TRANSFERS OF PARTNERSHIP INTERESTS

9.01.
Purchase for Investment.
(a)
Each Limited Partner, by its signature below or by its subsequent admission to the Partnership, hereby represents and warrants to the General Partner and to the Partnership that the acquisition of such Limited Partner’s Partnership Units is made for investment purposes only and not with a view to the resale or distribution of such Partnership Units.
(b)
Subject to the provisions of Section 9.02 hereof, each Limited Partner agrees that such Limited Partner will not sell, assign or otherwise transfer such Limited Partner’s Partnership Units or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in Section 9.01(a) hereof.
9.02.
Restrictions on Transfer of Partnership Units.

(a) Subject to the provisions of Sections 9.02(b) and (c) hereof, no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer all or any portion of such Limited Partner’s Partnership Units, or any of such Limited Partner’s economic rights as a Limited Partner, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a “Transfer”) without the consent of the General Partner, which consent may be granted or withheld in the General Partner’s sole and absolute discretion. Any such purported transfer undertaken without such consent shall be considered to be null and void ab initio and shall not be given effect; provided, however, that the term Transfer does not include (a) any redemption of Common Units by the Partnership or GIP REIT, or acquisition of Common Units by GIP REIT, pursuant to Section 8.04 or (b) any redemption of Partnership Units pursuant to any Partnership Unit Designation. The General Partner may require, as a condition of any Transfer to which it consents, that the transferor assume all costs incurred by the Partnership in connection therewith (including, but not limited to, cost of legal counsel).

(b)
No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer (i.e., a Transfer consented to as contemplated by clause (a) above or clause (c) below or a

Transfer pursuant to Section 9.05 hereof) of all of such Limited Partner’s Partnership Units pursuant to this Article IX or pursuant to a redemption of all of such Limited Partner’s Common Units pursuant to Section 8.04 hereof. Upon the permitted Transfer or redemption of all of a Limited Partner’s Common Units, such Limited Partner shall cease to be a Limited Partner.

(c)
Notwithstanding Section 9.02(a) and subject to Sections 9.02(d), (e), (f) and (g) below, a Limited Partner may Transfer, without the consent of the General Partner, all or a portion of its Partnership Units to (i) a parent or parent’s spouse, natural or adopted descendant or descendants, spouse of such descendant, or brother or sister, or a trust created by such Limited Partner for the benefit of such Limited Partner and/or any such person(s), of which trust such Limited Partner or any such person(s) is a trustee, (ii) a corporation controlled by a Person or Persons named in (i) above, or (iii) if the Limited Partner is an entity, its beneficial owners.
(d)
No Limited Partner may effect a Transfer of its Partnership Units, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Partnership Units under the Securities Act or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards).
(e)
No Transfer by a Limited Partner of its Partnership Units, in whole or in part, may be made to any Person (including pursuant to the Redemption Right) if (i) in the opinion of the General Partner based on the advice of legal counsel for the Partnership, such Transfer would result in the Partnership being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) in the opinion of the General Partner based on the advice of legal counsel for the Partnership, it would adversely affect the ability of the General Partner to continue to qualify as a REIT or subject the General Partner to any additional taxes under Section 857 or Section 4981 of the Code, (iii) such Transfer is effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code or (iv) in the opinion of legal counsel for the Partnership, such Transfer is reasonably likely to cause the Partnership to fail to satisfy the 90% qualifying income test described in Section 7704(c) of the Code.
(f)
Any purported Transfer in contravention of any of the provisions of this Article IX shall be void ab initio and ineffectual and shall not be binding upon, or recognized by, the General Partner or the Partnership.
(g)
Prior to the consummation of any Transfer under this Article IX, the transferor and/or the transferee shall deliver to the General Partner such opinions, certificates and other documents as the General Partner shall request in connection with such Transfer.
9.03.
Admission of Substitute Limited Partner.
(a)
Subject to the other provisions of this Article IX, an assignee of the Partnership Units of a Limited Partner (which shall be understood to include any purchaser, transferee, donee or other recipient of any disposition of such Partnership Units) shall be deemed admitted as a Limited Partner of the Partnership only with the consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion, and upon the satisfactory completion of the following:
(i)
The assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner.
(ii)
To the extent required, an amended Certificate evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed in accordance with the Act.
(iii)
The assignee shall have delivered a letter containing the representations and warranties set forth in Sections 9.01(a) and 9.01(b) hereof.

36

(iv)
If the assignee is a corporation, partnership, limited liability company or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee’s authority to become a Limited Partner under the terms and provisions of this Agreement.
(v)
The assignee shall have executed a power of attorney containing the terms and provisions set forth in Section 8.02 hereof.
(vi)
The assignee shall have paid all legal fees and other expenses of the Partnership and the General Partner and filing and publication costs in connection with its substitution as a Limited Partner.
(vii)
The assignee shall have obtained the prior written consent of the General Partner to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner’s sole and absolute discretion.
(viii)
Each assignee shall have represented and warranted to, and covenanted with, each other Partner that if 5% of more (by value) of the Partnership’s interests are or will be owned by such assignee within the meaning of Section 7704(d)(3) of the Code, such assignee does not, and for so long as it is a Partner will not, own, directly or indirectly, (a) stock of any corporation (other than a TRS) that is a tenant of (i) the General Partner or any Disregarded Entity with respect to the General Partner, (ii) the Partnership or (iii) any partnership, venture or limited liability company of which the General Partner, any Disregarded Entity with respect to the General Partner, or the Partnership is a direct or indirect member or (b) an interest in the assets or net profits of any non-corporate tenant of (i) the General Partner or any Disregarded Entity with respect to the General Partner, (ii) the Partnership or (iii) any partnership, venture, or limited liability company of which the General Partner, any Disregarded Entity with respect to the General Partner, or the Partnership is a direct or indirect member.
(b)
For the purpose of allocating Profits and Losses and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the Certificate described in Section 9.03(a)(ii) hereof or, if no such filing is required, the later of the date specified in the transfer documents or the date on which the General Partner has received all necessary instruments of transfer and substitution.
(c)
The General Partner and the Substitute Limited Partner shall cooperate with each other by preparing the documentation required by this Section 9.03 and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to the admission of such Person as a Limited Partner of the Partnership.
9.04.
Rights of Assignees of Partnership Units.
(a)
Subject to the provisions of Section 9.01 and Section 9.02 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of its Partnership Units until the Partnership has received notice thereof.
(b)
Any Person who is the assignee of all or any portion of a Limited Partner’s Partnership Units, but does not become a Substitute Limited Partner and desires to make a further assignment of such Partnership Units, shall be subject to all the provisions of this Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Partnership Units.
9.05.
Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner.

37

The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue. If an order for relief in a bankruptcy proceeding is entered against a Limited

38

Partner, the trustee or receiver of his estate or, if such Limited Partner dies, such Limited Partner’s executor, administrator or trustee, or, if such Limited Partner is finally adjudicated incompetent, such Limited Partner’s committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing such Limited Partner’s estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of such Limited Partner’s Partnership Units and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

9.06.
Joint Ownership of Partnership Units.

A Partnership Unit may be acquired by two individuals as joint tenants with right of survivorship, provided that such individuals either are married or are related and share the same home as tenants in common. The written consent or vote of both owners of any such jointly held Partnership Unit shall be required to constitute the action of the owners of such Partnership Unit; provided, however, that the written consent of only one joint owner will be required if the Partnership has been provided with evidence satisfactory to the counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one owner of a Partnership Unit held in a joint tenancy with a right of survivorship, the Partnership Unit shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one of the owners of a jointly-held Partnership Unit until it shall have received certificated notice of such death. Upon notice to the General Partner from either owner, the General Partner shall cause the Partnership Unit to be divided into two equal Partnership Units, which shall thereafter be owned separately by each of the former owners.

ARTICLE X

BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS

10.01.
Books and Records.

At all times during the continuance of the Partnership, the General Partner shall keep or cause to be kept at the Partnership’s specified office true and complete books of account in accordance with generally accepted accounting principles, including: (a) a current list of the full name and last known business address of each Partner, (b) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, (c) copies of the Partnership’s federal, state and local income tax returns and reports, (d) copies of this Agreement and any financial statements of the Partnership for the three most recent years and (e) all documents and information required under the Act. Any Partner or its duly authorized representative, upon paying the costs of collection, duplication and mailing, shall be entitled to a copy of such records upon reasonable request.

10.02.
Custody of Partnership Funds; Bank Accounts.
(a)
All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.
(b)
All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner.
10.03.
Fiscal and Taxable Year.

The fiscal and taxable year of the Partnership shall be the calendar year unless otherwise required by the Code.

10.04.
Annual Tax Information and Report.

The General Partner shall use commercially reasonable efforts to furnish to each person who was a Limited Partner at any time during such year, within 120 days after the end of each fiscal year of the Partnership, the tax information necessary to file such Limited Partner’s individual tax returns as shall be reasonably required by law.

10.05.
Tax Classification; Tax Matters Partner; Tax Elections; Special Basis Adjustments.
(a)
The Partnership shall be classified as a partnership for federal income tax purposes at such time as it is deemed for such purposes to have more than one member (apart from GIP REIT and the General Partner, to the extent that the General Partner is classified for federal income tax purposes as a disregarded entity which is wholly-owned by GIP REIT). Prior to such time, the Partnership shall be classified as a disregarded entity that is wholly-owned, directly and indirectly, by GIP REIT.
(b)
The General Partner shall be the Tax Matters Partner of the Partnership. To the extent that the General Partner is classified for federal income tax purposes as a disregarded entity that is wholly-owned by GIP REIT, it shall be deemed to act on behalf of GIP REIT as the Tax Matters Partner of the Partnership. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the Service and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Partnership expenses. In the event that the General Partner receives notice of a final partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all Limited Partners on the date such petition is filed, or (ii) mail a written notice to all Limited Partners, within such period, that describes the General Partner’s reasons for determining not to file such a petition.
(c)
All elections required or permitted to be made by the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its sole and absolute discretion.
(d)
In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option of the General Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Properties. Notwithstanding anything contained in Article V of this Agreement, any adjustments made pursuant to Section 754 shall affect only the successor in interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election.
(e)
The Partners, intending to be legally bound, hereby authorize the Partnership to make an election (the “Safe Harbor Election”) to have the “liquidation value” safe harbor provided in Proposed Treasury Regulation § 1.83-3(1) and the Proposed Revenue Procedure set forth in Internal Revenue Service Notice 2005-43, as such safe harbor may be modified when such proposed guidance is issued in final form or as amended by subsequently issued guidance (the “Safe Harbor”), apply to any interest in the Partnership transferred to a service provider while the Safe Harbor Election remains effective, to the extent such interest meets the Safe Harbor requirements (collectively, such interests are referred to as “Safe Harbor Interests”). The Tax Matters Partner is authorized and directed to execute and file the Safe Harbor Election on behalf of the Partnership and the Partners. The Partnership and the Partners (including any person to whom an interest in the Partnership is transferred in connection with the performance of services) hereby agree to comply with all requirements of the Safe Harbor (including forfeiture allocations) with respect to all Safe Harbor Interests and to prepare and file all U.S. federal income tax returns reporting the tax consequences of the issuance and vesting of Safe Harbor Interests consistent with such final Safe Harbor guidance. The Partnership is also authorized to take such actions as are necessary to achieve, under the Safe Harbor, the effect that the election and compliance with all requirements of the Safe Harbor referred to above would be intended to achieve under Proposed Treasury Regulation § 1.83-3, including amending this Agreement. In the event the Safe Harbor Election is rendered moot or obsolete by future legislation that amends Section 83 of the Code, this Section 10.05(e) shall have no effect. The liquidation value of each LTIP Unit shall be zero upon grant as provided in Section 4.04(c)(i).

(f)
Each Limited Partner shall be required to provide such information as reasonably requested by the Partnership in order to determine whether such Limited Partner (i) owns, directly or constructively (within the meaning of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code and Section 7704(d)(3) of the Code), 5% or more of the value of the Partnership or (ii) owns, directly or constructively (within the meaning of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code and Section 7704(d)(3) of the Code), 10% or more of (a) the stock, by voting power or value, of a tenant (other than a “taxable REIT subsidiary” within the meaning of Section 856(d) of the Code) of the Partnership that is a corporation or (b) the assets or net profits of a tenant of the Partnership that is a noncorporate entity.

ARTICLE XI

AMENDMENT OF AGREEMENT; MERGER

11.01.
Amendment of Agreement.

The General Partner’s consent shall be required for any amendment to this Agreement. The General Partner, without the consent of the Limited Partners, may amend this Agreement in any respect; provided, however, that the following amendments shall require the consent of a Majority in Interest.

(a)
any amendment affecting the operation of the Conversion Factor or the Redemption Right (except as otherwise provided herein) in a manner that adversely affects the Limited Partners in any material respect;
(b)
any amendment that would adversely affect the rights of the Limited Partners to receive the distributions payable to them hereunder, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02 hereof;
(c)
any amendment that would alter the Partnership’s allocations of Profit and Loss to the Limited Partners, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02 hereof;
(d)
any amendment that would impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership; or
(e)
any amendment to this Article XI.

11.02.
Merger of Partnership.

The General Partner, without the consent of the Limited Partners, may (i) merge or consolidate the Partnership with or into any other domestic or foreign partnership, limited partnership, limited liability company or corporation or (ii) sell all or substantially all of the assets of the Partnership in a transaction pursuant to which the Limited Partners (other than the General Partner or any Subsidiary of the General Partner) receive the consideration set forth in Section 7.01(c)(ii) hereof or in a transaction that complies with Section 7.01(c)(iii) or Section 7.01(d) hereof and may amend this Agreement in connection with any such transaction consistent with the provisions of this Article XI; provided, however, that the consent of a Majority in Interest shall be required in the case of any other (a) merger or consolidation of the Partnership with or into any other domestic or foreign partnership, limited partnership, limited liability company or corporation or (b) sale of all or substantially all of the assets of the Partnership.

ARTICLE XII GENERAL PROVISIONS

12.01.
Notices.

All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally, by email, by press release, by posting on the web site of the General Partner or upon deposit in the United States mail, registered, first-class postage prepaid return receipt requested, or via courier to the Partners at the addresses set forth in Exhibit A attached hereto, as it may be amended or restated from time to time; provided, however, that any Partner may specify a different address by notifying the General Partner in writing of such different address. Notices to the General Partner and the Partnership shall be delivered at or mailed to its principal office address set forth in Section 2.03 hereof. The General Partner and the Partnership may specify a different address by notifying the Limited Partners in writing of such different address.

12.02.
Survival of Rights.

Subject to the provisions hereof limiting Transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their permitted respective legal representatives, successors, transferees and assigns.

12.03.
Additional Documents.

Each Partner agrees to perform all further acts and execute, swear to, acknowledge and deliver all further documents that may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act.

12.04.
Severability.

If any provision of this Agreement shall be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof. To the extent permitted under applicable law, the severed provision shall be interpreted or modified so as to be enforceable to the maximum extent permitted by law.

12.05.
Entire Agreement.

This Agreement and exhibits attached hereto constitute the entire Agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

12.06.
Pronouns and Plurals.

When the context in which words are used in this Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

12.07.
Headings.

The Article headings or Sections in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular Article.

12.08.
Counterparts.

This Agreement may be executed by hand or by power of attorney in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

12.09.
Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

12.10. Limitation to Preserve REIT Status.

Notwithstanding anything else in this Agreement, to the extent that the amount to be paid, credited, distributed or reimbursed by the Partnership to the General Partner or its officers, directors, employees or agents, whether as a reimbursement, fee, expense or indemnity (a “REIT Payment”), would constitute gross income to the General Partner for purposes of Section 856(c)(2) or Section 856(c)(3) of the Code, then, notwithstanding any other provision of this Agreement, the amount of such REIT Payments, as selected by the General Partner in its sole and absolute discretion from among items of potential distribution, reimbursement, fees, expenses and indemnities, shall be reduced for any Partnership taxable year so that the REIT Payments, as so reduced, for or with respect to the General Partner shall not exceed the lesser of:

(a)
an amount equal to the excess, if any, of (i) 4.9% of the General Partner’s total gross income (but excluding the amount of any REIT Payments and amounts excluded from gross income pursuant to Section 856(c)(5)(G) of the Code) for the Partnership taxable year that is described in subsections (A) through (I) of Section 856(c)(2) of the Code over (ii) the amount of gross income (within the meaning of Section 856(c)(2) of the Code) derived by the General Partner from sources other than those described in subsections (A) through (I) of Section 856(c)(2) of the Code (but not including the amount of any REIT Payments and amounts excluded from gross income pursuant to Section 856(c)(5)(G) of the Code); or
(b)
an amount equal to the excess, if any, of (i) 24% of the General Partner’s total gross income (but excluding the amount of any REIT Payments and amounts excluded from gross income pursuant to Section 856(c)(5)(G) of the Code) for the Partnership taxable year that is described in subsections (A) through (I) of Section 856(c)(3) of the Code over (ii) the amount of gross income (within the meaning of Section 856(c)(3) of the Code) derived by the General Partner from sources other than those described in subsections (A) through (I) of Section 856(c)(3) of the Code (but not including the amount of any REIT Payments and amounts excluded from gross income pursuant to Section 856(c)(5)(G) of the Code); provided, however, that REIT Payments in excess of the amounts set forth in clauses (a) and (b) above may be made if the General Partner, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts should not adversely affect the General Partner’s ability to qualify as a REIT. To the extent that REIT Payments may not be made in a Partnership taxable year as a consequence of the limitations set forth in this Section 12.10, such REIT Payments shall carry over and shall be treated as arising in the following Partnership taxable year if such carry over does not adversely affect the General Partner’s ability to qualify as a REIT, provided, however, that any such REIT Payment shall not be carried over more than three Partnership taxable years, and any such remaining payments shall no longer be due and payable. The purpose of the limitations contained in this Section 12.10 is to prevent the General Partner from failing to qualify as a REIT under the Code by reason of the General Partner’s share of items, including distributions, reimbursements, fees, expenses or indemnities, receivable directly or indirectly from the Partnership, and this Section 12.10 shall be interpreted and applied to effectuate such purpose.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Agreement of Limited Partnership, all as of March 23, 2018.

GENERAL PARTNER:

GENERATION INCOME PROPERTIES, INC

By: Generation Income Properties, Inc. By: /s/ David Sobelman

Name: David Sobelman

Title: Chief Executive Officer

LIMITED PARTNER:

By: GIP REIT OP Limited, LLC

By: Generation Income Properties, Inc.

By: /s/ David Sobelman

Name: David Sobelman

Title: Chief Executive Officer

EXHIBIT A

Partners and Percentage Interests

Partner	Percentage Interest
GENERAL PARTNER
Generation Income Properties, Inc. 401 East Jackson Street, Suite 3300, Tampa, Florida 33602	99.99%
LIMITED PARTNERS
GIP REIT OP Limited, LLC 401 East Jackson Street, Suite 3300, Tampa, Florida 33602	.01%
Totals	100%

EXHIBIT B

Notice of Redemption

In accordance with Section 8.04 of the Agreement of Limited Partnership, as amended (the “Agreement”), of Generation Income Properties, L.P., the undersigned hereby irrevocably (i) presents for redemption [ ] Common Units in Generation Income Properties, L.P. in accordance with the terms of the Agreement and the Redemption Right referred to in Section 8.04 thereof, (ii) surrenders such Common Units and all right, title and interest therein and (iii) directs that the Cash Amount or REIT Shares Amount (as defined in the Agreement) as determined by the General Partner deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares (as defined in the Agreement) are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants and certifies that the undersigned (a) has title to such Common Units, free and clear of the rights and interests of any person or entity other than the Partnership or the General Partner; (b) has the full right, power and authority to cause the redemption of the Common Units as provided herein; and (c) has obtained the approval of all persons or entities, if any, having the right to consent to or approve the Common Units for redemption.

Dated:

Name of Limited Partner:

(Signature of Limited Partner or Authorized Representative)

(Mailing Address)

(City) (State) (Zip Code) Signature Guaranteed by:

If REIT Shares are to be issued, issue to:

Please insert social security or identifying number: Name:

EXHIBIT C-1

Certification Of Non-Foreign Status

(For Redeeming Limited Partners That Are Entities)

Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the “Code”), in the event of a disposition by a non-U.S. person of a partnership interest in a partnership in which (i) 50% or more of the value of the gross assets consists of United States real property interests (“USRPIs”), as defined in Section 897(c) of the Code, and

(ii) 90% or more of the value of the gross assets consists of USRPIs, cash, and cash equivalents, the transferee will be required to withhold 10% of the amount realized by the non-U.S. person upon the disposition. To inform Generation Income Properties, Inc.(the “General Partner”) and Generation Income Properties, L.P. (the “Partnership”) that no withholding is required with respect to the redemption by [ ] (“Partner”) of its Common Units in the Partnership, the undersigned hereby certifies the following on behalf of Partner:

1.
Partner is not a foreign corporation, foreign partnership, foreign trust, or foreign estate, as those terms are defined in the Code and the Treasury regulations thereunder.
2.
Partner is not a disregarded entity as defined in Treasury Regulation Section 1.1445-2(b)(2)(iii).
3.
The U.S. employer identification number of Partner is [ ].
4.
The principal business address of Partner is: [ ] and Partner’s place of incorporation is [ ].
5.
Partner agrees to inform the General Partner if it becomes a foreign person at any time during the three-year period immediately following the date of this notice.
6.
Partner understands that this certification may be disclosed to the Internal Revenue Service by the General Partner and that any false statement contained herein could be punished by fine, imprisonment, or both.

PARTNER:

By:

Name:

Title:

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Partner.

Date:

Name:

Title:

EXHIBIT C-2

Certification Of Non-Foreign Status

(For Redeeming Limited Partners That Are Individuals)

Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the “Code”), in the event of a disposition by a non-U.S. person of a partnership interest in a partnership in which (i) 50% or more of the value of the gross assets consists of United States real property interests (“USRPIs”), as defined in Section 897(c) of the Code, and

(ii) 90% or more of the value of the gross assets consists of USRPIs, cash, and cash equivalents, the transferee will be required to withhold 10% of the amount realized by the non-U.S. person upon the disposition. To inform Generation Income Properties, Inc. (the “General Partner”) and Generation Income Properties, L.P (the “Partnership”) that no withholding is required with respect to my redemption of my Common Units in the Partnership, I, [ ], hereby certify the following:

1.
I am not a nonresident alien for purposes of U.S. income taxation.
2.
My U.S. taxpayer identification number (social security number) is [ ].
3.
My home address is: [ ].
4.
I agree to inform the General Partner promptly if I become a nonresident alien at any time during the three-year period immediately following the date of this notice.
5.
I understand that this certification may be disclosed to the Internal Revenue Service by the General Partner and that any false statement contained herein could be punished by fine, imprisonment, or both.

Name:

Title:

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete.

Name: Title:

EXHIBIT D

Notice Of Election By Partner To Convert LTIP Units Into Common Units

The undersigned holder of LTIP Units hereby irrevocably: (i) elects to convert the number of LTIP Units in

Generation Income Properties, L.P. (the “Partnership”) set forth below into Common Units in accordance with the terms of the Agreement of Limited Partnership of the Partnership, as amended; and (ii) directs that any cash in lieu of Common Units that may be deliverable upon such conversion be delivered to the address specified below. The undersigned hereby represents, warrants and certifies that the undersigned: (a) has title to such LTIP Units, free and clear of the rights or interests of any other person or entity other than the Partnership or the General Partner; (b) has the full right, power, and authority to cause the conversion of such LTIP Units as provided herein; and (c) has obtained the consent to or approval of all persons or entities, if any, having the right to consent to or approve such conversion.

Name of Holder:

(Please Print: Exact Name as Registered with Partnership)

Number of LTIP Units to be Converted:

Date of this Notice:

(Signature of Holder: Sign Exact Name as Registered with Partnership) (Street Address)

(City) (State) (Zip Code)

Signature Guaranteed by:

EXHIBIT E

Notice Of Election By Partnership To Force Conversion Of LTIP Units Into Common Units

Generation Income Properties, L.P. (the “Partnership”) hereby elects to cause the number of LTIP Units held by the holder of LTIP Units set forth below to be converted into Common Units in accordance with the terms of the Agreement of Limited Partnership of the Partnership, as amended, effective as of [ ] (the “Conversion Date”).

Name of Holder:

(Please Print: Exact Name as Registered with Partnership)

Number of LTIP Units to be Converted:

Date of this Notice:

EXHIBIT 4.4

FIRST AMENDMENT TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF GENERATION INCOME PROPERTIES, L.P.

May 21, 2019

This First Amendment (this “ Amendment”) to the Amended and Restated Limited Partnership Agreement of Generation Income Properties, L.P., a Delaware limited partnership (the “Partnership”) (as amended, the “Partnership Agreement”), is entered into effective as of the 21st day of May, 2019, in accordance with Section 11.01 of the Partnership Agreement. Capitalized terms used but not defined herein are used as defined in the Partnership Agreement.

R E C I T A L S

WHEREAS, the General Partner is the sole general partner of the Partnership; and

WHEREAS, the General Partner has determined that this Amendment is necessary and in the best interest of the Partnership. NOW, THEREFORE, it is hereby agreed as follows:

A G R E E M E N T

NOW, THEREFORE, the Partnership Agreement is hereby amended as follows:

1.
Article I. The following definitions are added to Article I:

“Partnership Level Taxes” means any federal, state, or local taxes, additions to tax, penalties, and interest payable by the Partnership as a result of a Tax Audit under the Partnership Tax Audit Rules.

“Covered Audit Adjustment” means an adjustment to any partnership-related item (within the meaning of Section 6241(2)(B) of the Code) to the extent such adjustment results in an “imputed underpayment” as described in Section 6225(b) of the Code or any analogous provision of state or local law.

“Election Out” means the election provided by Section 6221(b) of the Code to have Subchapter C of Chapter 63 of Subtitle F of the Code not apply or any analogous election under state or local law.

“Excess Tax Amount” has the meaning set forth in Section 5.02(d)(iii).

“Imputed Underpayment Modification” means any modification under Section 6225(c) of the Code (or any analogous provision of state or local law) to the extent that such modification is available and would reduce any Partnership Level Taxes attributable to a Covered Audit Adjustment.

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“IRS” means the U.S. Internal Revenue Service.

“Partnership Representative” has the meaning set forth in Section 10.05(b)(i).

“Partnership Tax Audit Rules” means Sections 6221 through 6241 of the Code, as amended, together with any final or temporary Treasury Regulations, Revenue Rulings, and case law interpreting Sections 6221 through 6241 of the Code, as amended (and any analogous provision of state or local tax law), as in effect following the enactment of the Bipartisan Budget Act of 2015.

“Push-Out Election” means the election to apply the alternative method provided by Section 6226 of the Code (or any analogous provision of state or local tax law).

“Tax Audit” or “Tax Audits” has the meaning set forth in Section 10.05(b)(i).

“Tax Contribution Obligation” has the meaning set forth in Section 5.02(d)(iii). “Tax Offset” has the meaning set forth in Section 5.02(d)(ii).

2.
Article I. The definition of “Partner” is hereby deleted in its entirety and replaced in full as follows:

“ Partner ” means any General Partner or Limited Partner, and “ Partners ” means the General Partner and the Limited Partners collectively; provided , however, that for the purposes of Sections 5.02(d) and 10.05, the term “ Partner ” means any current Partner and any former Partner, provided that a former Partner shall be considered a Partner only as the context requires in order to effectuate the provisions of Section 10.05 such that each Partner and former Partner bears the economic burden associated with any Covered Audit Adjustment and/or Partnership Level Taxes that relate to a taxable year (or portion thereof) in which such Partner or former Partner, as applicable, was a Partner or was treated as holding an interest in the Partnership.

3.
Section 5.01. The following subsection is added to the end of Section 5.01:

(l) Special Tax Allocations. Items of income, gain, loss, expense or credit resulting from a Covered Audit Adjustment shall be allocated to the Partners in accordance with the applicable provisions of the Partnership Audit Tax Rules.

4.
Section 5.02(d). Section 5.02(d) is hereby deleted in its entirety and replaced in full as follows:

(d)
Withholding and Other Tax Payments by the Partnership.

(i)
Withholding. Notwithstanding any other provision of this Agreement, each of the General Partner, the Partnership and its Subsidiaries may withhold from distributions, allocations or portions thereof if it is required to do so by the Code or any other applicable federal,

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state or local rule, regulation or law, including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code, and each Partner hereby authorizes the General Partner, the Partnership and its Subsidiaries to withhold or pay on behalf of or with respect to such Partner any amount of federal, state, provincial, local or foreign taxes that the General Partner determines, in good faith, that the Partnership or any of its Subsidiaries is required to withhold or pay with respect to any amount distributable or allocable to such Partner pursuant to this Agreement. To the extent that any tax is paid by the Partnership or any of its Subsidiaries and the General Partner determines, in good faith, that such tax (including any Partnership Level Tax) relates to one or more specific Partners, such tax shall be treated as an amount of taxes paid with respect to such Partner pursuant to this Section 10.05(d) and Section 5.02(d). Any determinations made by the General Partner pursuant to this Section 5.02(d) shall be binding upon the Partners. Notwithstanding any provision to the contrary in this Section 5.02(d), the payment by the Partnership of Partnership Level Taxes shall, consistent with the Partnership Tax Audit Rules, be treated as the payment of a Partnership obligation and shall be treated as paid with respect to a Partner to the extent the deduction with respect to such payment is allocated to such Partner pursuant to Section 5.01(l), and such payment shall not be treated as a withholding from distributions, allocations, or portions thereof with respect to a Partner.

(ii)
Tax Offset. For all purposes under this Agreement, any amounts withheld or paid with respect to a Partner pursuant to this Section 5.02(d) (other than the payment of Partnership Level Taxes) may be offset against any distributions to which such Partner is entitled concurrently with such withholding or payment (a “Tax Offset”); provided that the amount of any distribution subject to a Tax Offset shall be treated as having been distributed to such Partner pursuant to Section 5.02(a) or 5.02(b) at the time such Tax Offset is made.

(iii)
Tax Contribution Obligation. To the extent that (I) the amount of such Tax Offset exceeds the distributions to which such Partner is entitled concurrently with such withholding or payment (an “Excess Tax Amount”) or (II) there is a payment of Partnership Level Taxes relating to a Partner, the amount of such (A) Excess Tax Amount or (B) Partnership Level Taxes, as applicable, shall, in the General Partner’s sole discretion, (a) give rise to an interest-bearing obligation of such Partner to make a capital contribution to the Partnership (a “Tax Contribution Obligation”) and/or (b) be offset against future distributions to which such Partner is entitled until such Excess Tax Amount or Partnership Level Taxes, as applicable and, in each case, with interest accrued thereon, is reduced to zero. Any such Tax Contribution Obligation shall bear interest at the lesser of (i) 300 basis points above the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, Eastern Addition, or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date such Tax Contribution Obligation arises.

(1)
If requested by the General Partner, a Partner shall promptly contribute the amount of its Tax Contribution Obligation to the Partnership. To the extent a Partner does not contribute the amount of its Tax Contribution Obligation to the Partnership within 15 days after demand for payment thereof, the Partnership shall offset such amount (plus interest accruing at the applicable underpayment rate for such period, as specified in Section 6621 of the Code) against distributions to which such Partner would otherwise be subsequently entitled until the Partner’s Tax Contribution Obligation (including any interest accrued thereon) has been satisfied in full. For the avoidance of doubt, the interest on any Tax Contribution Obligation paid by a Partner to the Partnership (whether directly or by offset) under this Section 5.02(d) shall be taxable income to the Partnership.

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(2)
To the extent, and at the time(s), that a Partner makes a payment to satisfy such Partner’s Tax Contribution Obligation (including any accrued but unpaid interest thereon), such payment shall be applied first to any accrued but unpaid interest owed by such Partner, and any remaining portion shall satisfy such Partner’s Tax Contribution Obligation and such remaining portion shall increase such Partner’s Capital Account but shall not reduce the amount that a Partner is otherwise obligated to contribute to the Partnership. Amounts recovered by the Partnership through any offset against distributions pursuant to this Section 5.02(d) shall be applied first to any accrued but unpaid interest owed by such Partner, and thereafter offset the amount of such Partner’s Tax Contribution Obligation, and such Partner’s Capital Account shall not be reduced to the extent such offset was against the amount of such Partner’s Tax Contribution Obligation.

(iv)
Security Interest. Each Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Partner’s Partnership Units to secure such Partner’s Tax Contribution Obligation. Each Partner shall take such actions as the Partnership may request in order to perfect or enforce the security interest created hereunder.

(v)
Indemnification by Partner. Each Partner hereby agrees to indemnify and hold harmless the Partnership, the other Partners, the Partnership Representative and the General Partner from and against any liability (including any liability for Partnership Level Taxes) with respect to income attributable to or distributions or other payments to such Partner.

(vi)
Continued Obligations of Former Partners. For the avoidance of doubt, any Person who ceases to be a Partner shall be deemed to be a Partner for purposes of this Section 5.02(d), and the obligations of a Partner pursuant to this Section 5.02(d) shall survive indefinitely with respect to any taxes withheld or paid by the Partnership that relate to the period during which such Person was actually a Partner, regardless of whether such taxes are assessed, withheld or otherwise paid during such period.

(vii)
Discretion Regarding Recovery of Taxes. Notwithstanding the foregoing, the General Partner may choose to not recover an amount of Partnership Level Taxes or other taxes withheld or paid with respect to a Partner under this Section 5.02(d) if the General Partner determines, in its reasonable discretion, that such an decision would be in the best interests of the Partnership (e.g., where the cost of recovering the amount of taxes withheld or paid with respect to such Partner is not justified in light of the amount that may be recovered from such Partner).
5.
Section 10.05. Section 10.05 is hereby deleted in its entirety and replaced in full as follows: Section 10.5 Tax Classification; Partnership Representative; Tax Elections; Special Basis Adjustments.

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(a)
Tax Classification. The Partnership shall be classified as a partnership for federal income tax purposes at such time as it is deemed for such purposes to have more than one owner. Prior to such time, the Partnership shall be classified as a disregarded entity that is wholly-owned, directly and indirectly, by GIP REIT.

(b)
Designation of Partnership Representative; Scope of Duties and Authority.

(i)
The “partnership representative” (within the meaning of Section 6223(a) of the Code) (the “Partnership Representative”) of the Partnership shall be the General Partner. The Partnership Representative shall designated from time to time a “designated individual” to act on behalf of the Partnership Representative, and such designated individual shall be subject to replacement by the Partnership Representative in accordance with the Code and Treasury Regulations. The Partnership Representative is authorized to and shall represent the Partnership (at the Partnership’s expense) in connection with all examinations of the Partnership ’s affairs by any federal, state, or local tax authorities, including resulting administrative and judicial proceedings (each a “Tax Audit” and collectively, “Tax Audits”), and to expend Partnership funds for professional services and costs associated therewith.

(ii)
In its capacity as such, the Partnership Representative shall have the authority and discretion to exercise any and all authority of the Partnership Representative under the Code, including, without limitation, (i) binding the Partnership and its Partners with respect to tax matters, including, but not limited to, by entering into any settlement offer, agreeing to extend statutes of limitation, and initiating litigation and, (ii) if the IRS, in connection with a Tax Audit governed by the Partnership Tax Audit Rules, proposes a Covered Audit Adjustment, determining, in its sole discretion, whether, to the extent that such election is available under the Partnership Tax Audit Rules, to make a Push-Out Election.

(iii)
If the Partnership Representative changes its address, the Partnership Representative shall promptly notify the IRS of such occurrence. If the Partnership Representative is replaced pursuant to Section 10.05(b)(i), the outgoing Partnership Representative shall take all actions required by the Partnership Tax Audit Rules to revoke or resign its prior designation as the Partnership Representative.

(c)
Election Out.

(i)
To the extent that the Election Out is available to the Partnership under the Partnership Tax Audit Rules, the General Partner may make the Election Out.

(ii)
If the Partnership Representative makes an Election Out, the Partnership shall, within thirty (30) days of receipt of a written request, make available to any Partner, at such Partner’s expense, any information such Partner reasonably requests in connection with any Tax Audit relating to such Partner’s interest in the Partnership. Each Partner shall inform the Partnership of any Covered Audit Adjustments to Partnership items that result from any Tax Audit of such Partner within thirty (30) days of the close of such Tax Audit.

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(d)
Push-Out Election; Imputed Underpayment Modifications.

(i)
If the Partnership Representative makes a Push-Out Election with respect to a Covered Audit Adjustment, each Partner (including transferees or successors of any Partner) covenants and agrees that it shall (1) pay any and all resulting taxes, additions to tax, penalties and interest in a timely fashion and (2) cooperate with the Partnership and the Partnership Representative in good faith. Notwithstanding the foregoing, if the Partnership is required to pay any tax, addition to tax, penalty, or interest following a Push-Out Election because any portion of the applicable Covered Audit Adjustment would otherwise be subject to withholding by the Partnership under Chapters 3 or 4 of Subtitle A of the Code, any such amounts shall be considered Partnership Level Taxes with respect to the applicable Partners subject to the provisions of Section 5.02(d).

(ii)
To the extent that the Partnership Representative does not make a Push-Out Election with respect to a Covered Audit Adjustment, the Partnership Representative may make Imputed Underpayment Modifications (taking into account whether the Partnership Representative has received all requisite information on a timely basis from the Partners), and each Partner shall, as requested by the Partnership Representative, take such actions as may be necessary or prudent for the Partnership Representative to seek an Imputed Underpayment Modification (including, for the avoidance of doubt, filing an amended federal income tax return or following an alternative procedure to filing an amended federal income tax return, as described in Section 6225(c)(2) of the Code, paying any and all resulting federal income taxes in a timely fashion, providing all necessary information to the Partnership to support the modification of the tax rate applicable to any Imputed Underpayment Modification pursuant to Section 6225(c)(4) of the Code, and providing an affidavit to the Partnership Representative that such actions have been taken). If not otherwise sought by the Partnership Representative and if reasonably requested by a Partner, the Partnership Representative shall use commercially reasonable efforts to provide to such Partner information allowing such Partner to file an amended federal income tax return or to follow an alternative procedure to filing an amended federal income tax return, as described in Section 6225(c)(2) of the Code, to the extent that such amended return or alternative procedure and payment of any related taxes, additions to tax, penalties, and interest would reduce any Partnership Level Taxes attributable to the Covered Audit Adjustment.

(iii)
To the extent that the Partnership Representative does not make a Push-Out Election with respect to a Covered Audit Adjustment, the Partnership Representative is authorized, pursuant to Section 4.03, to obtain a loan on behalf of the Partnership to pay any Partnership Level Taxes.

(e)
Cooperation. Each Partner agrees to cooperate with the Partnership Representative and to do or refrain from doing any or all things reasonably requested by the Partnership Representative in connection with any Tax Audit. If reasonably requested by the Partnership Representative, each Partner shall deliver to the Partnership Representative: (i) any certificates, forms, affidavits, or instruments reasonably requested by the Partnership Representative relating to such Partner’s status under any tax laws, (including, but limited to, evidence of the filing of tax returns and/or payment of tax and an affirmative statement that such Partner’s tax status does not make the Partnership ineligible for an Election Out), and (ii) any information reasonably requested by the Partnership Representative in connection with the Partnership Tax Audit Rules (including,

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but not limited to, upper-tier shareholder specific information if a Partner is or becomes an S corporation for federal income tax purposes, upper-tier partner specific information if a Partner is or becomes a partnership for federal income tax purposes, tax returns, information regarding the character of income as capital gain or qualified dividend income, and information regarding passive activity losses).

(f)
Indemnification. To the maximum extent permitted by applicable law, the Partnership Representative will not be liable for, and will be indemnified and held harmless by the Partnership from and against, any and all loss, liability, damage, cost or expense, including reasonable attorneys’ and accountants’ fees, suffered or incurred in defense of any demands, claims or lawsuits against the Partnership Representative in or as a result of or relating to his or its capacity, actions or omissions as the Partnership Representative, or concerning the Partnership or any activities undertaken on behalf of the Partnership; provided that the acts or omissions of the Partnership Representative are not found by a court of competent jurisdiction upon entry of a final judgment to have been the result of fraud or willful misconduct or, with respect to criminal matters, that the Partnership Representative had reason to believe that his conduct was unlawful.

(g)
Miscellaneous.

(i)
Notwithstanding anything herein to the contrary, nothing in this Agreement shall obligate the Partnership Representative to provide notice to the Partners regarding any Tax Audit other than as required by the Partnership Tax Audit Rules. The Partners shall have no right to participate in any Tax Audit, unless the Partnership Representative gives its written consent otherwise.

(ii)
Each Partner agrees to promptly update and supplement its contact information as necessary to keep such information up-to-date, even if such Partner’s interest in the Partnership is transferred or terminated.

(iii)
The provisions of this Section 10.05, including the Partnership Representative’s authority under this Section 10.05, shall survive the termination, dissolution, liquidation and winding up of the Partnership and the termination or transfer of any Partner’s interest in the Partnership and shall remain binding on each Partner for the period of time necessary to resolve any Tax Audit involving or related to the Partnership.

(h)
Tax Elections. All elections required or permitted to be made by the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its sole and absolute discretion.

(i)
Section 754 Election. In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option of the General Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Properties. Notwithstanding anything contained in Article V of this Agreement, any adjustments made pursuant to Section 754 shall affect only the successor in interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

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(k)
Safe Harbor Election. The Partners, intending to be legally bound, hereby authorize the Partnership to make an election (the “Safe Harbor Election”) to have the “liquidation value” safe harbor provided in Proposed Treasury Regulation Section 1.83-3(1) and the Proposed Revenue Procedure set forth in Internal Revenue Service Notice 2005-43, as such safe harbor may be modified when such proposed guidance is issued in final form or as amended by subsequently issued guidance (the “Safe Harbor”), apply to any interest in the Partnership transferred to a service provider while the Safe Harbor Election remains effective, to the extent such interest meets the Safe Harbor requirements (collectively, such interests are referred to as “Safe Harbor Interests”). The Tax Matters Partner is authorized and directed to execute and file the Safe Harbor Election on behalf of the Partnership and the Partners. The Partnership and the Partners (including any person to whom an interest in the Partnership is transferred in connection with the performance of services) hereby agree to comply with all requirements of the Safe Harbor (including forfeiture allocations) with respect to all Safe Harbor Interests and to prepare and file all U.S. federal income tax returns reporting the tax consequences of the issuance and vesting of Safe Harbor Interests consistent with such final Safe Harbor guidance. The Partnership is also authorized to take such actions as are necessary to achieve, under the Safe Harbor, the effect that the election and compliance with all requirements of the Safe Harbor referred to above would be intended to achieve under Proposed Treasury Regulation Section 1.83-3, including amending this Agreement.

(l)
REIT Information. Each Limited Partner shall be required to provide such information as reasonably requested by the Partnership in order to determine whether such Limited Partner (i) owns, directly or constructively (within the meaning of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code and Section 7704(d)(3) of the Code), 5% or more of the value of the Partnership or (ii) owns, directly or constructively (within the meaning of Section 318(a) of the Code, as modified by Section 856(d) (5) of the Code and Section 7704(d)(3) of the Code), 10% or more of (a) the stock, by voting power or value, of a tenant (other than a “taxable REIT subsidiary” within the meaning of Section 856(d) of the Code) of the Partnership that is a corporation or (b) the assets or net profits of a tenant of the Partnership that is a noncorporate entity.

6.
Exhibit A of Partnership Agreement. Exhibit A of the Partnership Agreement is hereby restated as set forth in Exhibit A attached hereto.

7.
Ratification. Except as expressly amended hereby, the Partnership Agreement is hereby ratified and confirmed and shall continue in full force and effect.

8.
Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware.

[Signature page follows]

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IN WITNESS WHEREOF, the General Partner has executed and delivered this Amendment in accordance with Article XI of the Partnership Agreement, and as of the date first above written.

GENERATION INCOME PROPERTIES, INC.,

as General Partner By: /s/ David Sobelman

Name: David Sobelman

Title: Chief Operating Officer

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EXHIBIT A

Partner

Partners; Units; Percentage Interests (As of May 21, 2019)

Common

Units

LTIP

Units

Percentage

Interests

GENERAL PARTNER

Generation Income Properties, Inc. 401 East Jackson Street, Suite 3300 Tampa, Florida 33602

2,039,563 99.99%

LIMITED PARTNERS

GIP REIT OP Limited, LLC

401 East Jackson Street, Suite 3300

Tampa, Florida 33602

204 0.01%

TOTALS 2,039,767 0 100%

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Exhibit 4.5

SECOND AMENDMENT TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF GENERATION INCOME PROPERTIES, L.P.

October 12, 2020

This Second Amendment (this “ Amendment ”) to the Amended and Restated Limited Partnership Agreement, dated March 23, 2018, of Generation Income Properties, L.P., a Delaware limited partnership (the “ Partnership”), as amended by that certain First Amendment to the Amended and Restated Limited Partnership Agreement, dated May 21, 2019 (as amended, the “Partnership Agreement”), is entered into effective as of the date first written above in accordance with Section 11.01 of the Partnership Agreement. Capitalized terms used but not defined herein are used as defined in the Partnership Agreement.

R E C I T A L S

WHEREAS, the General Partner is the sole general partner of the Partnership; and

WHEREAS, in connection with a reverse stock split of all of the shares of GIP REIT that became effective on the date hereof (the “GIP Reverse Stock Split”), the General Partner deems it desirable to amend the Partnership Agreement to adjust the number of outstanding Common Units in the same manner and at the same time as the adjustment to the number of outstanding REIT Shares;

WHEREAS, the General Partner has determined that this Amendment is necessary and in the best interest of the Partnership. NOW, THEREFORE, it is hereby agreed as follows:

A G R E E M E N T

NOW, THEREFORE, the Partnership Agreement is hereby amended as follows:

1.
Adjustment to Common Units for GIP Reverse Stock Split. To adjust the number of outstanding Common Units to conform to the adjustment in the number of outstanding REIT Shares pursuant to the GIP Reverse Stock Split, the outstanding Common Units are hereby adjusted at a reverse split ratio of one for four (the “Reverse Split Ratio”), such that each four (4) Common Units issued and outstanding immediately prior to the date of this Amendment shall be reclassified, converted and combined into one (1) Common Unit, without any further action by the Partnership or any Partner, subject to the treatment of fractional share interests as described below. No fractional interest of a Common Unit shall be deliverable upon the GIP Reverse Stock Split. Holders of Common Units who otherwise would be entitled to receive fractional Common Units because they hold a number of Common Units not evenly divisible by the GIP Reverse Split Ratio will automatically be entitled to receive an additional fraction of a Common Unit to round up to the next whole Common Unit. Any certificate that immediately prior to the Effective Time represented Common Units (“Old Certificate”) shall thereafter represent that number of Common Units into which the Common Units represented by the Old Certificate shall have been combined, plus any additional fraction of Common Units to round up to the next whole Common Unit.

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2.
Modification to Exhibit A of Partnership Agreement. To reflect the foregoing, Exhibit A of the Partnership Agreement is hereby restated as set forth in Exhibit A attached hereto.

3.
Approval of Amendment. This Amendment is adopted and approved solely by the General Partner and without the approval of the Limited Partners as is permitted by Section 11.01 of the Partnership Agreement.

4.
Ratification. Except as expressly amended hereby, the Partnership Agreement is hereby ratified and confirmed and shall continue in full force and effect.

5.
Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware.

[Signature page follows]

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IN WITNESS WHEREOF, the General Partner has executed and delivered this Amendment in accordance with Article XI of the Partnership Agreement, and as of the date first above written.

GENERATION INCOME PROPERTIES, INC.,

as General Partner

By: /s/ David Sobelman Name: David Sobelman Title: President

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EXHIBIT A

Partner

Partners; Units; Percentage Interests (As of October 12, 2020)

Common

Units

Percentage

Interest

GENERAL PARTNER

Generation Income Properties, Inc.

401 East Jackson Street, Suite 3300

Tampa, Florida 33602 526,872 60.09%

LIMITED PARTNERS

GIP REIT OP Limited, LLC

401 East Jackson Street, Suite 3300

Tampa, Florida 33602		46	0.01%
Greenwal, LC 150 W. Main Street Suite 1100 Norfolk, Virginia 23510		248,250	28.31%
Riverside Crossing, L.C. 150 W. Main Street Suite 1100 Norfolk, Virginia 23510		101,663	11.59%
Totals		875,831	100.000%
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THIRD AMENDMENT TO THE

AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

OF

GENERATION INCOME PROPERTIES, L.P.

Dated as of August 10, 2023

This Third Amendment (this “ Amendment ”) to the Amended and Restated Limited Partnership Agreement, dated March 23, 2018, of Generation Income Properties, L.P., a Delaware limited partnership (the “ Partnership”), as amended by that certain First Amendment to the Amended and Restated Limited Partnership Agreement, dated May 21, 2019, and that certain Second Amendment to the Amended and Restated Limited Partnership Agreement, dated October 12, 2020 (as amended, the “Partnership Agreement”), is entered into effective as of the date first written above in accordance with Section 4.02(a)(i) and Section 11.01 of the Partnership Agreement. Capitalized terms used but not defined herein are used as defined in the Partnership Agreement.

R E C I T A L S

WHEREAS, the General Partner is the sole general partner of the Partnership;

WHEREAS, Section 4.02 of the Partnership Agreement authorizes the General Partner to cause the Partnership to issue such additional Partnership Interests, in the form of Partnership Units, for any Partnership purpose at any time or from time to time to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners, which additional Partnership Interests may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to the then- outstanding Partnership Units held by the Limited Partners, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law that cannot be preempted by the terms of the Partnership Agreement (including this Amendment) and as set forth in a written document hereafter attached to and made an exhibit to the Partnership Agreement;

WHEREAS, the General Partner has authorized the issuance and sale of 2,400,000 shares of its Series A Redeemable Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), with a liquidation preference of $5.00 per share of Series A Preferred Stock in exchange for property being acquired by the General Partner (or a direct or indirect Subsidiary of the General Partner), with a fair market value, as determined by the General Partner, in good faith, equal to the value of the Series A Preferred Stock, and in connection therewith, the General Partner, pursuant to Section 4.02 of the Partnership Agreement, is causing the Partnership to issue to the General Partner, the Series A Preferred Units (as hereinafter defined); and

WHEREAS, pursuant to the authority granted to the General Partner pursuant to Section 4.02 and Section

11.01 of the Partnership Agreement, and as authorized by the unanimous written consent, dated as of August 10, 2023, of the Board of Directors of the General Partner, the General Partner desires to amend the Partnership Agreement (i) to set forth the designations, rights, powers, preferences and duties and other terms of the Series A Preferred Units and (ii) to issue the Series A Preferred Units to the General Partner.

A G R E E M E N T

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

1.
The Partnership Agreement is hereby amended by the addition of a new exhibit thereto, entitled “EXHIBIT F,” in the form attached hereto as EXHIBIT F, which sets forth the designations, allocations, preferences, conversion or other special rights, powers and duties of the Series A Preferred Units, which exhibit shall be attached to and made a part of, and shall be an exhibit to, the Partnership Agreement.

2.
Pursuant to Section 4.02 of the Partnership Agreement, effective as of the applicable issuance date of any issuance of shares of Series A Preferred Stock by the General Partner, the Partnership will issue Series A Preferred Units to the General Partner in an amount that will be reflected on Exhibit A to the Partnership Agreement, as such Exhibit A may be amended or restated by the General Partner in its sole discretion from time to time to the extent necessary to reflect such issuances, but in no event shall the number of Series A Preferred Units issued pursuant to this Amendment exceed 2,400,000 or such greater number of shares of Series A Preferred Stock as may be hereafter authorized for issuance by the General Partner. The Series A Preferred Units have been created and are being issued in conjunction with the General Partner’s issuance and sale of the Series A Preferred Stock, and as such, the Series A Preferred Units are intended to have designations, preferences and other rights and terms that are substantially the same as those of the Series A Preferred Stock, all such that the economic interests of the Series A Preferred Units and the Series A Preferred Stock are substantially similar, and the provisions, terms and conditions of this Amendment, including without limitation the attached EXHIBIT F, shall be interpreted in a fashion consistent with this intent. In return for the issuance to the General Partner of the Series A Preferred Units, the General Partner and the Partnership have acquired certain Properties in exchange, in part, for the issuance of the Series A Preferred Stock (provided that the General Partner’s capital contribution shall be deemed to equal $12,000,000).

3.
Article V, Section 5.01(f) of the Partnership Agreement is hereby amended by (A) changing the title to “Special Allocations”, (B) making the existing Section 5.01(f) into Section 5.01(f)(i), (C) changing all references in the Partnership Agreement (prior to this Amendment) that refer to Section 5.01(f) to refer to Section 5.01(f)(i), and

(D) inserting a new Section 5.01(f)(ii) that reads as follows:

(ii) Special Allocations Regarding Series A Preferred Units. After giving effect to the allocations set forth in Sections 5.01(b), (c), and (d) hereof, but before giving effect to the allocations set forth in Section 5.01(a) or Section 5.01(f)(i) hereof, items of gross income and gain shall be allocated to the General Partner until the aggregate amount so allocated to the General Partner under this Section 5.01(f)(ii) for the current and all prior years equals the aggregate amount of the Series A Preferred Return (as defined in Exhibit F hereto); provided, however, that the General Partner may, in its discretion, allocate items of gross income and gain from any given year based on the Series A Preferred Return payable on the Series A Preferred Unit Distribution Payment Date (as defined in Exhibit F hereto) occurring in January of the following year if the General Partner sets the Distribution Record Date (as defined in Exhibit F hereto) for such Series A Preferred Unit Distribution Payment Date, on or prior to December 31 of the year in which such allocation is made.

4.
The foregoing recitals are incorporated in and are made a part of this Amendment.

5.
This Amendment has been authorized by the General Partner pursuant to Section 4.02, Section 5.01(i), and Section 11.01 of the Partnership Agreement and does not require execution by any Limited Partner or any other Person.
6.
Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.

7.
This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

above.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth

GENERAL PARTNER:

/s/ David Sobelman

Name: David Sobelman

Title: Chief Executive Officer

[Signature Page to Third Amendment to Amended and Restated Limited Partnership Agreement]

EXHIBIT F

DESIGNATION OF THE SERIES A PREFERRED UNITS OF

GENERATION INCOME PROPERTIES, L.P.

1.
Designation and Number. A series of Preferred Units (as defined below) of Generation Income Properties, L.P., a Delaware limited partnership (the “Partnership”), designated the Series A Redeemable Preferred Units” (the “Series A Preferred Units”), is hereby established. The number of authorized Series A Preferred Units shall be 2,400,000.
2.
Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Amended and Restated Limited Partnership Agreement of Generation Income Properties,

L.P. (as now or hereafter amended, restated, modified, supplemented or replaced, the “Partnership Agreement”). The following defined terms used herein shall have the meanings specified below:

“Articles Supplementary” means the Articles Supplementary of the General Partner filed with the State Department of Assessments and Taxation of the State of Maryland on [August 10], 2023, designating the terms, rights and preferences of the Series A Preferred Stock.

“Base Liquidation Preference” shall have the meaning provided in Section 6(a).

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

“Capital Gains Amount” shall have the meaning provided in Section 5(g).

“Change of Control” shall have the meaning provided in the Articles Supplementary. “Delisting Event” shall have the meaning provided in the Articles Supplementary. “Distribution Record Date” shall have the meaning provided in Section 5(a). “Junior Preferred Units” shall have the meaning provided in Section 4. “Liquidating Distribution” shall have the meaning provided in Section 6(a).

“Parity Preferred Units” shall have the meaning provided in Section 4. “Partnership” shall have the meaning provided in Section 1. “Partnership Agreement” shall have the meaning provided in Section 2.

“Preferred Units” means all Partnership Units designated as preferred units by the General Partner from time to time in accordance with Section 4.02 of the Partnership Agreement.

“Senior Preferred Units” shall have the meaning provided in Section 4. “Series A Preferred Return” shall have the meaning provided in Section 5(a).

“Series A Preferred Stock” shall have the meaning provided in the Articles Supplementary.

“Series A Preferred Unit Distribution Payment Date” shall have the meaning provided in Section 5(a). “Series A Preferred Units” shall have the meaning provided in Section 1.

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“Total Distributions” shall have the meaning provided in Section 5(g).

3.
Maturity. The Series A Preferred Units have no stated maturity and will not be subject to any sinking fund or mandatory redemption.

4.
Rank. In respect of rights to the payment of distributions and the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, the Series A Preferred Units shall rank (a) senior to all classes or series of Common Units, LTIP Units and any class or series of Preferred Units issued by the Partnership that are not Parity Preferred Units or senior Preferred Units with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Partnership (the “Junior Preferred Units”); (b) on parity with any class or series of Preferred Units issued by the Partnership, the terms of which expressly provide that such units rank on parity with the Series A Preferred Units with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Partnership (the “Parity Preferred Units”); and (c) junior to any class or series of Preferred Units issued by the Partnership, the terms of which expressly provide that such units rank senior to the Series A Preferred Units with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Partnership (the “Senior Preferred Units”). The term “Preferred Units” does not include convertible or exchangeable debt securities of the Partnership, including convertible or exchangeable debt securities which will rank senior to the Series A Preferred Units prior to the conversion or exchange. The Series A Preferred Units will also rank junior in right or payment to the Partnership’s existing and future indebtedness. All of the Series A Preferred Units shall rank equally with one another and shall be identical in all respects.

5.
Distributions.
(a)
Subject to the preferential rights of holders of any class or series of Senior Preferred Units of the Partnership, the holders of Series A Preferred Units shall be entitled to receive, when, as and if authorized by the General Partner and declared by the Partnership, out of assets of the Partnership legally available for payment of distributions, cumulative cash distributions in the amount of (i) $0.475 per unit per year, which distributions shall accrue and be cumulative from and including the date of original issue of any Series A Preferred Units up to but not including the first anniversary of the date of original issue of any Series A Preferred Units, which is equivalent to the rate of 9.5% of the Base Liquidation Preference (as defined below) per unit per year, and (ii) $0.60 per unit per year, which distributions shall accrue and be cumulative from and including the first anniversary of the date of original issue of any Series A Preferred Units, which is equivalent to the rate of 12.0% of the Base Liquidation Preference (the “Series A Preferred Return”). The Series A Preferred Return shall be payable monthly in arrears, on or about the 15th day of each month (or, if not a Business Day, the next succeeding business day, each a “Series A Preferred Unit Distribution Payment Date”) for the period ending on such Series A Preferred Unit Distribution Payment Date, commencing on September 15, 2023. The amount of any distribution payable on the Series A Preferred Units for any partial distribution period will be prorated and computed, and for any full distribution period will be computed, on the basis of twelve 30-day months and a 360-day year. Distributions will be payable in arrears to holders of record of the Series A Preferred Units as they appear on the records of the Partnership at the close of business on the applicable record date, which shall be the Series A Record Date (as defined in the Articles Supplementary), which is the close of business on the date set by the Board of Directors of the General Partner as the record date for the payment of dividends on Series A Preferred Stock (each, a “Distribution Record Date”).

(b)
No distributions on the Series A Preferred Units shall be authorized by the General Partner or paid or declared and set apart for payment by the Partnership at such time as the terms and conditions of any agreement of the General Partner or the Partnership, including any agreement relating to the indebtedness of any of them, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof, or a default thereunder, or if such authorization, payment or setting apart for payment shall be restricted or prohibited by law.

(c)
Notwithstanding anything to the contrary contained herein, the Series A Preferred Return will accrue whether or not distributions are authorized by the General Partner or declared by the Partnership. No interest or additional distributions shall be payable in respect of any accrued and unpaid Series A Preferred Return.
(d)
Except as provided in Section 5(e) below, no distributions shall be declared and paid or set apart for payment, and no other distribution of cash or other property may be declared and made, directly or indirectly, on

2

or with respect to any Common Units, the LTIP Units, Parity Preferred Units or Junior Preferred Units of the Partnership (other than a distribution paid in units of, or options, warrants or rights to subscribe for or purchase units of, Common Units or Junior Preferred Units) for any period, nor shall units of any class or series of Common Units, LTIP Units, Parity Preferred Units or Junior Preferred Units be redeemed (or any monies be paid to or made available for a sinking fund for the redemption of any such units of the Partnership), purchased or otherwise acquired (except

3

(i) by conversion into or exchange for Common Units or Junior Preferred Units, (ii) for the acquisition of units corresponding with the acquisition of shares pursuant to the provisions of Section 4.05(b)(ii) and Section 4.05(c)(v) of Article IV of the Articles, and (iii) for purchases or acquisitions pursuant to a purchase or exchange offer made on the same terms to all holders of Series A Preferred Units and all holders of Parity Preferred Units), unless full cumulative distributions on the Series A Preferred Units for all past distribution periods shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment.

(e)
When cumulative distributions are not paid in full (or declared and a sum sufficient for such full payment is not set apart) on the Series A Preferred Units and any Parity Preferred Units, all distributions (other than (i) any acquisition of units corresponding with the acquisition of shares pursuant to the provisions of Section 4.05(b)(ii) and Section 4.05(c)(v) of Article IV of the Articles or (ii) a purchase or exchange pursuant to a purchase or exchange offer made on the same terms to all holders of Series A Preferred Units and all holders of Parity Preferred Units) declared on the Series A Preferred Units and any Parity Preferred Units shall be declared pro rata so that the amount of distributions declared per Series A Preferred Unit and such Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series A Preferred Unit and such Parity Preferred Units (which shall not include any accrual in respect of unpaid distributions on any Parity Preferred Units for prior distribution periods if such Parity Preferred Units do not have a cumulative distribution) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on Series A Preferred Units which may be in arrears.

(f)
Holders of Series A Preferred Units shall not be entitled to any distribution, whether payable in cash, property or units of the Partnership, in excess of the Series A Preferred Return on the Series A Preferred Units as provided above. Any distribution made on the Series A Preferred Units shall first be credited against the earliest accrued but unpaid Series A Preferred Return which remains payable.

(g)
If, for any taxable year, the General Partner elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the total distributions not in excess of the General Partner’s earnings and profits (as determined for U.S. federal income tax purposes) paid or made available for such taxable year to holders of all classes and series of the General Partner’s stock (the “Total Distributions”), then the portion of the Capital Gains Amount that shall be allocable to holders of Series A Preferred Units shall be in the same proportion that the Total Distributions paid or made available to the holders of Series A Preferred Units for such taxable year bears to the Total Distributions for such taxable year made with respect to all classes or series of Partnership Units outstanding.
6.
Liquidation Preference.

(a)
Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, after payment of or provision for the Partnership’s debts and liabilities and any other class or series of equity securities of the Partnership ranking, with respect to rights upon the Partnership’s voluntary or involuntary liquidation, dissolution or winding up, senior to the Series A Preferred Units and before any distribution or payment shall be made to the holders of any Common Units, LTIP Units or Junior Preferred Units, the holders of the Series A Preferred Units then outstanding shall be entitled to be paid out of the assets of the Partnership legally available for distribution to its Partners a liquidation preference in cash of $5.00 per Series A Preferred Unit (the “Base Liquidation Preference”), plus an amount equal to any accrued and unpaid Series A Preferred Return to, but not including, the date of payment (together with the Base Liquidation Preference, the “Liquidating Distribution”).

(b)
If upon any such voluntary or involuntary liquidation, dissolution or winding up of the Partnership, the available assets of the Partnership are insufficient to pay the full amount of the Liquidating

4

Distributions on all outstanding Series A Preferred Units and the corresponding amounts payable on all outstanding Parity Preferred Units, then the holders of Series A Preferred Units and Parity Preferred Units shall share ratably in any such distribution of assets in proportion to the full Liquidating Distributions to which they would otherwise be respectively entitled.

(c)
After payment of the full amount of the Liquidating Distributions to which they are entitled, holders of Series A Preferred Units will have no right or claim to any of the remaining assets of the Partnership.
(d)
For the avoidance of doubt, the consolidation, conversion or merger of the Partnership with or into any other person, corporation, trust or entity, or the sale, lease, transfer or conveyance of all or substantially all of the assets or business of the Partnership shall not be deemed to constitute a liquidation, dissolution or winding up of the affairs of the Partnership.

7.
Redemption.
(a)
If the General Partner elects to or is required to redeem any shares of Series A Preferred Stock in cash in accordance with the terms of the Articles Supplementary (including in connection with a Delisting Event or Change of Control), the Partnership shall, on the date set for redemption of such shares of Series A Preferred Stock, redeem the number of Series A Preferred Units equal to the number of shares of Series A Preferred Stock for which the General Partner has given notice of redemption pursuant to Section 5 or Section 6, as applicable, of the Articles Supplementary, for cash at a redemption price of $5.00 per Series A Preferred Unit, plus all accrued and unpaid distributions (whether or not authorized or declared) thereon up to but not including the date fixed for redemption, without interest, to the extent the Partnership has funds legally available therefor.

(b)
If the General Partner is eligible to and elects to redeem the shares of Series A Preferred Stock for REIT Shares, or if the General Partner is eligible to and elects to redeem the shares of Series A Preferred Stock and a stockholder of Series A Preferred Stock elects such redemption to be paid in REIT Shares (including in connection with a Change of Control), in accordance with the Articles Supplementary, the Partnership shall, on the date set for redemption of such shares of Series A Preferred Stock, redeem the number of Series A Preferred Units equal to the number of shares of Series A Preferred Stock for which the General Partner has given notice of redemption pursuant to Section 5 or Section 6, as applicable, of the Articles Supplementary, for a redemption price of the number of Common Units equal to the number of REIT Shares paid upon a redemption of the Series A Preferred Stock, or in the case of a redemption by the General Partner of Series A Preferred Stock for Alternative Form Consideration (as defined in the Articles Supplementary), the Partnership shall, on the date set for redemption of such shares of Series A Preferred Stock, redeem the number of Series A Preferred Units equal to the number of shares of Series A Preferred Stock for which the General Partner shall redeem for a redemption price equal to the kind and amount of consideration which a holder of Common Units would have owned or been entitled to receive had such holder held a number of Common Units equal to the redemption consideration to be paid to holders of Common Units in the Change of Control immediately prior to the effective time of the Change of Control.
(c)
Notwithstanding anything to the contrary contained herein, the Partnership may redeem one Series A Preferred Unit for each share of Series A Preferred Stock purchased in the open market (subject to restrictions on open market repurchases set forth in the Articles Supplementary), through tender or by private agreement by the General Partner.

(d)
All Series A Preferred Units redeemed or otherwise acquired by the Partnership in any manner whatsoever shall be retired and reclassified as authorized but unissued Preferred Units, without designation as to class or series, and may thereafter be reissued as any class or series of Preferred Units in accordance with the applicable provisions of the Partnership Agreement.

(e)
Notwithstanding anything to the contrary contained herein, the Partnership may redeem Series A Preferred Units at any time in connection with any redemption by the General Partner of the Series A Preferred Stock. If the General Partner of the Series A Preferred Stock redeems by Series A Preferred Stock other than as provided herein, then, concurrently with any redemption that actually occurs pursuant to such election (i.e., such shares are not redeemed for cash prior thereto in accordance with the terms of the Articles Supplementary), an equivalent number of Series A Preferred Units of the Partnership held by the General Partner shall be automatically

5

redeemed for a number of Common Units of the Partnership equal to the number of REIT Shares issued upon redemption of such Series A Preferred Stock; provided, however, that if a holder of Series A Preferred Stock receives cash or other consideration in addition to or in lieu of REIT Shares in connection with such redemption, then the General Partner, as the holder of the Series A Preferred Units, shall be entitled to receive cash or such other consideration equal (in amount and form) to the cash or other consideration to be paid by the General Partner to such holder of the Series A Preferred Stock. Any such redemption will be effective at the same time the redemption of Series A Preferred Stock into REIT Shares is effective.

(f)
No fractional units will be issued in connection with the redemption of Series A Preferred Units into Common Units. In lieu of fractional Common Units, the General Partner shall be entitled to receive a cash payment in respect of any fractional unit in an amount based on the Common Stock Optional Redemption Consideration (as defined in the Articles Supplementary) or the Holder Optional Redemption Consideration (as defined in the Articles Supplementary), as applicable, for the shares of Series A Preferred Stock surrendered for redemption by a holder thereof.

8.
Voting Rights. Holders of the Series A Preferred Units will not have any voting rights.

9.
Conversion. The Series A Preferred Units are not convertible or exchangeable for any other property or securities, except as provided herein.

6

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

OF

GENERATION INCOME PROPERTIES, L.P.

Dated as of June 27, 2024

This Fourth Amendment (this “ Amendment ”) to the Amended and Restated Limited Partnership Agreement, dated March 23, 2018, of Generation Income Properties, L.P., a Delaware limited partnership (the “ Partnership”), as amended by that certain First Amendment to the Amended and Restated Limited Partnership Agreement, dated May 21, 2019, that certain Second Amendment to the Amended and Restated Limited Partnership Agreement, dated October 12, 2020, and that certain Third Amendment to the Amended and Restated limited Partnership Agreement, dated August 10, 2023 (as amended, the “Partnership Agreement”), is entered into effective as of the date first written above in accordance with Section 4.02(a)(i) and Section 11.01 of the Partnership Agreement. Capitalized terms used but not defined herein are used as defined in the Partnership Agreement.

R E C I T A L S

WHEREAS, the General Partner is the sole general partner of the Partnership;

WHEREAS, Section 4.02 of the Partnership Agreement authorizes the General Partner to cause the Partnership to issue such additional Partnership Interests, in the form of Partnership Units, for any Partnership purpose at any time or from time to time to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners, which additional Partnership Interests may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to the then-outstanding Partnership Units held by the Limited Partners, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law that cannot be preempted by the terms of the Partnership Agreement (including this Amendment) and as set forth in a written document hereafter attached to and made an exhibit to the Partnership Agreement;

WHEREAS, the General Partner has authorized the issuance and sale (the “Sale”) of 500,000 Series A Preferred Units at a purchase price of $5.00 per unit;

WHEREAS, in connection with the Sale, the General Partner has determined to terminate the existing Series A Preferred Units and designate a new class of Series A Preferred Units.

WHEREAS, in connection with the Sale and pursuant to the authority granted to the General Partner pursuant to Section 4.02 and Section 11.01 of the Partnership Agreement, and as authorized by the unanimous written consent, dated as of June 21, 2024, of the Board of Directors of the General Partner, the General Partner desires to amend the Partnership Agreement (i) to terminate the existing Series A Preferred Units; (ii) set forth the designations, rights, powers, preferences and duties and other terms of a newly designated class of Series A Preferred Units and (iii) to issue the Series A Preferred Units in the Sale.

A G R E E M E N T

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

1.
The Partnership Agreement is hereby amended to retire and terminate the existing Series A Preferred Units entirely as a class and designate a new class of Series A Preferred Units by replacing and superseding existing EXHIBIT F with the exhibit attached hereto as EXHIBIT F, which sets forth the designations, allocations,

4875-9413-1905.5

preferences, conversion or other special rights, powers and duties of the Series A Preferred Units, which exhibit shall be attached to and made a part of, and shall be an exhibit to, the Partnership Agreement.

2.
The foregoing recitals are incorporated in and are made a part of this Amendment.

3.
This Amendment has been authorized by the General Partner pursuant to Section 4.02, Section 5.01(i), and Section 11.01 of the Partnership Agreement and does not require execution by any Limited Partner or any other Person.

4.
Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.

5.
This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

above.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth

GENERAL PARTNER:
GENERATION INCOME PROPERTIES, INC.
By: /s/ David Sobelman
Name: David Sobelman
Title: Chief Executive Officer

[Signature Page to Fourth Amendment to Amended and Restated Limited Partnership Agreement]

EXHIBIT F

DESIGNATION OF THE SERIES A PREFERRED UNITS OF

GENERATION INCOME PROPERTIES, L.P.

1.
Designation and Number. A series of Preferred Units (as defined below) of Generation Income Properties, L.P., a Delaware limited partnership (the “Partnership”), designated the Series A Redeemable Preferred Units” (the “Series A Preferred Units”), is hereby established. The number of authorized Series A Preferred Units shall be 500,000.

2.
Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Amended and Restated Limited Partnership Agreement of Generation Income Properties,

L.P. (as now or hereafter amended, restated, modified, supplemented or replaced, the “Partnership Agreement”). The following defined terms used herein shall have the meanings specified below:

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

“Distribution Event” shall mean the Partnership’s failure to declare and pay distributions pursuant to Section 5(a) for a period of three consecutive months.

“Distribution Record Date” shall have the meaning provided in Section 5(a).

“Exchange” shall mean the Nasdaq Stock Market or such other national securities exchange or automated quotation system on which the REIT Shares are then listed or admitted to trading.

“Junior Preferred Units” shall have the meaning provided in Section 4.

“Nasdaq” shall mean the Nasdaq Stock Market or any successor that is a national securities exchange registered under Section 6 of the Exchange Act.

“Parity Preferred Units” shall have the meaning provided in Section 4. “Partnership” shall have the meaning provided in Section 1. “Partnership Agreement” shall have the meaning provided in Section 2.

“Preferred Units” means all Partnership Units designated as preferred units by the General Partner from time to time in accordance with Section 4.02 of the Partnership Agreement.

“Requisite Holders” means the holders of at least a majority of the outstanding Series A Preferred Units voting together as a single class.

“Senior Preferred Units” shall have the meaning provided in Section 4. “Series A Preferred Return” shall have the meaning provided in Section 5(a).

“Series A Preferred Unit Distribution Payment Date” shall have the meaning provided in Section 5(a). “Series A Preferred Units” shall have the meaning provided in Section 1.

“Trading Day” shall mean (i) if the REIT Shares are listed or admitted to trading on Nasdaq, a day on which Nasdaq is open for the transaction of business, (ii) if the REIT Shares are not listed or admitted to trading on Nasdaq but are listed or admitted to trading on another national securities exchange or automated quotation system,

1

a day on which such national securities exchange or automated quotation system, as the case may be, on which the REIT Shares are listed or admitted to trading is open for the transaction of business, or (iii) if the REIT Shares are not listed or admitted to trading on any national securities exchange or automated quotation system, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

3.
Maturity. The Series A Preferred Units have no stated maturity and will not be subject to any sinking fund or mandatory redemption.

4.
Rank. In respect of rights to the payment of distributions and the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, the Series A Preferred Units shall rank (a) senior to all classes or series of Common Units, LTIP Units and any class or series of Preferred Units issued by the Partnership that are not Parity Preferred Units or senior Preferred Units with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Partnership (the “Junior Preferred Units”); (b) on parity with any class or series of Preferred Units issued by the Partnership, the terms of which expressly provide that such units rank on parity with the Series A Preferred Units with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Partnership (the “Parity Preferred Units”); and (c) junior to any class or series of Preferred Units issued by the Partnership, the terms of which expressly provide that such units rank senior to the Series A Preferred Units with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Partnership (the “Senior Preferred Units”). The term “Preferred Units” does not include convertible or exchangeable debt securities of the Partnership, including convertible or exchangeable debt securities which will rank senior to the Series A Preferred Units prior to the conversion or exchange. The Series A Preferred Units will also rank junior in right or payment to the Partnership’s existing and future indebtedness. All of the Series A Preferred Units shall rank equally with one another and shall be identical in all respects.

5.
Distributions.

(a)
Subject to the preferential rights of holders of any class or series of Senior Preferred Units of the Partnership, the holders of Series A Preferred Units shall be entitled to receive, when, as and if authorized by the General Partner and declared by the Partnership, out of assets of the Partnership legally available for payment of distributions, cumulative cash distributions in the amount of $0.325 per unit per year, which distributions shall accrue and be cumulative from and including the date of original issue of any Series A Preferred Units (the “Series A Preferred Return”). The Series A Preferred Return shall be payable monthly in arrears, on or about the 15th day of each month (or, if not a Business Day, the next succeeding business day, each a “Series A Preferred Unit Distribution Payment Date”) for the period ending on such Series A Preferred Unit Distribution Payment Date, commencing on July 15, 2024. The amount of any distribution payable on the Series A Preferred Units for any partial distribution period will be prorated and computed, and for any full distribution period will be computed, on the basis of twelve 30-day months and a 360-day year. Distributions will be payable in arrears to holders of record of the Series A Preferred Units as they appear on the records of the Partnership at the close of business on the applicable record date, which shall be the close of business on the date set by the Board of Directors of the General Partner as the record date for the payment of dividends on Series A Preferred Units (each, a “Distribution Record Date”).

(b)
If a redemption date pursuant to Section 6 or 7 hereof, falls after a Distribution Record Date and on or prior to the corresponding Series A Preferred Unit Distribution Payment Date, each holder of Series A Preferred Units on the Distribution Record Date shall be entitled to the distribution payable on such units pursuant to Section 5(a) on the corresponding Series A Preferred Unit Distribution Payment Date, notwithstanding such redemption of such Series A Preferred Units on or prior to the Series A Preferred Unit Distribution Payment Date, but no additional amount for accrued and unpaid distributions of the Series A Preferred Return, if any, to, but not including the redemption date, will be included in the redemption price for each Series A Preferred Unit to be redeemed.

(c)
No distributions on the Series A Preferred Units shall be authorized by the General Partner or paid or declared and set apart for payment by the Partnership at such time as the terms and conditions of any agreement of the General Partner or the Partnership, including any agreement relating to the indebtedness of any

2

of them, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof, or a default thereunder, or if such authorization, payment or setting apart for payment shall be restricted or prohibited by law.

(d)
Notwithstanding anything to the contrary contained herein, the Series A Preferred Return will accrue whether or not distributions are authorized by the General Partner or declared by the Partnership. No interest or additional distributions shall be payable in respect of any accrued and unpaid Series A Preferred Return.

(e)
Except as provided in Section 5(f) below, no distributions shall be declared and paid or set apart for payment, and no other distribution of cash or other property may be declared and made, directly or indirectly, on or with respect to any Common Units, the LTIP Units, Parity Preferred Units or Junior Preferred Units of the Partnership (other than a distribution paid in units of, or options, warrants or rights to subscribe for or purchase units of, Common Units or Junior Preferred Units) for any period, nor shall units of any class or series of Common Units, LTIP Units, Parity Preferred Units or Junior Preferred Units be redeemed (or any monies be paid to or made available for a sinking fund for the redemption of any such units of the Partnership), purchased or otherwise acquired (except (i) by conversion into or exchange for Common Units or Junior Preferred Units, (ii) for the acquisition of units corresponding with the acquisition of shares pursuant to the provisions of Section 4.05(b)(ii) and Section 4.05(c)(v) of Article IV of the Articles, and (iii) for purchases or acquisitions pursuant to a purchase or exchange offer made on the same terms to all holders of Series A Preferred Units and all holders of Parity Preferred Units), unless full cumulative distributions on the Series A Preferred Units for all past distribution periods shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment.

(f)
When cumulative distributions are not paid in full (or declared and a sum sufficient for such full payment is not set apart) on the Series A Preferred Units and any Parity Preferred Units, all distributions (other than (i) any acquisition of units corresponding with the acquisition of shares pursuant to the provisions of Section 4.05(b)(ii) and Section 4.05(c)(v) of Article IV of the Articles or (ii) a purchase or exchange pursuant to a purchase or exchange offer made on the same terms to all holders of Series A Preferred Units and all holders of Parity Preferred Units) declared on the Series A Preferred Units and any Parity Preferred Units shall be declared pro rata so that the amount of distributions declared per Series A Preferred Unit and such Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series A Preferred Unit and such Parity Preferred Units (which shall not include any accrual in respect of unpaid distributions on any Parity Preferred Units for prior distribution periods if such Parity Preferred Units do not have a cumulative distribution) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on Series A Preferred Units which may be in arrears.

(g)
Holders of Series A Preferred Units shall not be entitled to any distribution, whether payable in cash, property or units of the Partnership, in excess of the Series A Preferred Return on the Series A Preferred Units as provided above. Any distribution made on the Series A Preferred Units shall first be credited against the earliest accrued but unpaid Series A Preferred Return which remains payable.

6.
Holder Redemption Right.

(a)
Beginning on the second (2nd) anniversary of the issuance of the Series A Preferred Units (“Holder Redemption Right Date”), the holders of Series A Preferred Units will have the option to require the Partnership to redeem, subject and pursuant to the redemption procedures of the Partnership Agreement, applied and interpreted as if such Series A Preferred Units were Common Units subject to redemption, mutatis mutandis and as modified herein, all or a portion of its Series A Preferred Units for a Cash Amount (within the meaning of the Partnership Agreement) equal to $5.15 per Series A Preferred Unit (as equitably adjusted in the General Partner’s discretion for any split, reverse split, dividend or similar recapitalization event ) plus (subject to Section 5(b) hereof) an amount equal to all dividends accrued and unpaid (whether or not authorized or declared) thereon, to, but not including, the date fixed for redemption, without interest, in which event such amount as may be adjusted shall be deemed to be the “Cash Amount” for purposes of the Partnership Agreement; provided however, that upon the receipt of a Notice of Redemption (within the meaning of the Partnership Agreement), the Partnership may (with the prior written consent of the holder of the Series A Preferred Units being redeemed) cause the Redemption Amount (within the meaning of the Partnership Agreement) to be satisfied with the issuance of a number of REIT Shares

3

(within the meaning of the Partnership Agreement) equal to the number of Series A Preferred Units being redeemed multiplied by 1.03 (as equitably adjusted in the General Partner’s discretion for any split, reverse split, dividend or similar recapitalization event) (such number of REIT Shares shall be the “REIT Shares Amount” for purposes of the Partnership Agreement) plus (subject to Section 5(b) hereof) an amount equal to all dividends accrued and unpaid (whether or not authorized or declared) thereon, to, but not including, the date fixed for redemption, without interest. Unless expressly stated otherwise herein, the redemption procedures and limitations of the Partnership Agreement shall govern any redemption of Series A Preferred Units pursuant to this Section 6, applied and interpreted as if such Series A Preferred Units were Common Units. All calculations under this Section 6 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable.

(b)
In addition, at any time within the 30-day period following a Distribution Event, the holders of Series A Preferred Units may exercise the redemption rights set forth in Section 6(a) above.

7.
Partnership Redemption Right. Beginning on the second (2nd) anniversary of the issuance of the Series A Preferred Units, the Partnership, at its option, upon not fewer than 10 nor more than 60 days’ written notice as provided in Section 8 hereof, may redeem for cash the Series A Preferred Units, in whole or in part, at any time or from time to time, at a redemption price equal to $5.15 per Series A Preferred Unit (as equitably adjusted in the General Partner’s discretion for any split, reverse split, dividend or similar recapitalization event), plus (subject to Section 5(b) hereof) an amount equal to all dividends accrued and unpaid (whether or not authorized or declared) thereon, to, but not including, the date fixed for redemption, without interest. Additionally, with the prior written consent of the holder of the Series A Preferred Units being redeemed, at its option, upon not fewer than 10 nor more than 60 days’ written notice as provided in Section 8 hereof, the Partnership may redeem the Series A Preferred Units, in whole or in part, at any time or from time to time, for a number of REIT Shares (within the meaning of the Partnership Agreement) equal to the number of Series A Preferred Units being redeemed multiplied by 1.03 (as equitably adjusted in the General Partner’s discretion for any split, reverse split, dividend or similar recapitalization event), plus (subject to Section 5(b) hereof) an amount equal to all dividends accrued and unpaid (whether or not authorized or declared) on the Series A Preferred Units, to, but not including, the date fixed for redemption, without interest. All calculations under this Section 7 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable.

8.
Notice of Partnership Redemption. Notice of redemption pursuant to Section 7 shall be mailed by the Partnership, postage prepaid, as of a date set by the Partnership not fewer than 10 nor more than 60 days prior to such redemption date, addressed to the respective holders of record of such Series A Preferred Units to be redeemed at their respective addresses as they appear in the Partnership records. Failure to give such notice or any defect thereto or in the mailing thereof shall not affect the sufficiency of notice or validity of the proceedings for such redemption of any Series A Preferred Units except as to Series A Preferred Units held by a holder to whom notice was defective or not given. A redemption notice which has been mailed in the manner provided herein shall be conclusively presumed to have been duly given on the date mailed whether or not such holder received the redemption notice. Each notice shall state (i) such redemption date; (ii) the redemption price, indicating the amount in cash and the number of REIT Shares, if any, to be received by such holder pursuant to Section 7 hereof, as applicable; (iii) the total number of Series A Preferred Units to be redeemed from such holder; (iv) the place or places where such Series A Preferred Units are to be surrendered for payment, together with the certificates, if any, representing such Series A Preferred Units (duly endorsed for transfer) and any other documents the Partnership reasonably requires in connection with such redemption; and (v) that dividends on the Series A Preferred Units to be redeemed shall cease to accrue on such redemption date.

9.
Fractional REIT Shares. No fractional REIT Shares shall be issued upon the redemption of the Series A Preferred Units pursuant hereto. In lieu of fractional shares, holders of Series A Preferred Units shall be entitled to receive the cash value of the fractional REIT Shares based on the closing price of a REIT Share on the Exchange on the Trading Day immediately preceding the date the redemption notice is provided pursuant hereto; provided however, that if the REIT Shares are not then listed or admitted to trading on any national securities exchange or automated quotation system, the cash value of any fractional REIT Shares shall be determined by the General Partner in its discretion.

10.
Protective Provision. Prior to the Holder Redemption Right Date, the Partnership shall not, without the written consent or affirmative vote of the Requisite Holders, issue any Senior Preferred Units.
11.
Voting Rights. Holders of the Series A Preferred Units will not have any voting rights.

4

12.
Conversion. The Series A Preferred Units are not convertible or exchangeable for any other property or securities, except as provided herein.

***

5

FIFTH AMENDMENT TO THE

AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

OF

GENERATION INCOME PROPERTIES, L.P.

Dated as of July 24, 2024

This Fifth Amendment (this “ Amendment ”) to the Amended and Restated Limited Partnership Agreement, dated March 23, 2018, of Generation Income Properties, L.P., a Delaware limited partnership (the “ Partnership”), as amended by that certain First Amendment to the Amended and Restated Limited Partnership Agreement, dated May 21, 2019, that certain Second Amendment to the Amended and Restated Limited Partnership Agreement, dated October 12, 2020, that certain Third Amendment to the Amended and Restated limited Partnership Agreement, dated August 10, 2023, and that certain Fourth Amendment to the Amended and Restated Limited Partnership Agreement, dated June 27, 2024 (as amended, the “Partnership Agreement”), is entered into effective as of the date first written above in accordance with Section 4.02(a)(i) and Section 11.01 of the Partnership Agreement. Capitalized terms used but not defined herein are used as defined in the Partnership Agreement.

R E C I T A L S

WHEREAS, the General Partner is the sole general partner of the Partnership;

WHEREAS, Section 4.02 of the Partnership Agreement authorizes the General Partner to cause the Partnership to issue such additional Partnership Interests, in the form of Partnership Units, for any Partnership purpose at any time or from time to time to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners, which additional Partnership Interests may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to the then- outstanding Partnership Units held by the Limited Partners, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law that cannot be preempted by the terms of the Partnership Agreement (including this Amendment) and as set forth in a written document hereafter attached to and made an exhibit to the Partnership Agreement;

WHEREAS, LMB Owenton I LLC, a Kentucky limited liability company (“Contributor”) holds 155,185 Common Units of the Partnership (the “Contributed Units”) that were received in connection with Contributor’s contribution of certain Property to the Partnership pursuant to that certain Contribution and Subscription Agreement dated October 11, 2021, which was amended effective as of February 7, 2023 (as amended, the “Contribution Agreement”);

WHEREAS, the Contributor desires to contribute all of the Contributed Units to the Partnership in exchange for 155,185 Series B-1 Preferred Units of the Partnership in a contribution and exchange transaction intended to qualify as a tax-free transaction under Section 721 of the Internal Revenue Code of 1986, as amended;

WHEREAS, the General Partner has authorized the issuance and sale (the “Contribution and Exchange Transaction”) of 155,185 Series B-1 Preferred Units in exchange for the contribution of the Contributed Units, as more specifically described in that certain Contribution and Exchange Agreement between the Partnership and the Contributor, dated July 24, 2024;

WHEREAS, in connection with the Contribution and Exchange Transaction and pursuant to the authority granted to the General Partner pursuant to Section 4.02 and Section 11.01 of the Partnership Agreement, and as authorized by the unanimous written consent, dated as of July 23, 2024, of the Board of Directors of the General Partner, the General Partner desires to amend the Partnership Agreement to (i) set forth the designations, rights, powers, preferences and duties and other terms of a newly designated class of Series B-1 Preferred Units and (ii) issue the Series B-1 Preferred Units in the Contribution and Exchange Transaction.

A G R E E M E N T

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

1.
The Partnership Agreement is hereby amended by the addition of a new exhibit thereto, entitled “EXHIBIT G,” in the form attached hereto as EXHIBIT G, which sets forth the designations, allocations, preferences, conversion or other special rights, powers and duties of the Series B-1 Preferred Units, which exhibit shall be attached to and made a part of, and shall be an exhibit to, the Partnership Agreement.

2.
The foregoing recitals are incorporated in and are made a part of this Amendment.

3.
This Amendment has been authorized by the General Partner pursuant to Section 4.02, Section 5.01(i), and Section 11.01 of the Partnership Agreement and does not require execution by any Limited Partner or any other Person.

4.
Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.

5.
This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

above.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth

GENERAL PARTNER:
GENERATION INCOME PROPERTIES, INC.
By: /s/ David Sobelman
Name: David Sobelman
Title: Chief Executive Officer

[Signature Page to Fifth Amendment to Amended and Restated Limited Partnership Agreement]

EXHIBIT G

DESIGNATION OF THE SERIES B-1 PREFERRED UNITS OF

GENERATION INCOME PROPERTIES, L.P.

1.
Designation and Number. A series of Preferred Units (as defined below) of Generation Income Properties, L.P., a Delaware limited partnership (the “Partnership”), designated the Series B-1 Redeemable Preferred Units” (the “Series B-1 Preferred Units”), is hereby established. The number of authorized Series B-1 Preferred Units shall be 155,185.

2.
Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Amended and Restated Limited Partnership Agreement of Generation Income Properties,

L.P. (as now or hereafter amended, restated, modified, supplemented or replaced, the “Partnership Agreement”). The following defined terms used herein shall have the meanings specified below:

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

“Distribution Event” shall mean the Partnership’s failure to declare and pay distributions pursuant to Section 5(a) for a period of three consecutive months.

“Distribution Record Date” shall have the meaning provided in Section 5(a).

“Exchange” shall mean the Nasdaq Stock Market or such other national securities exchange or automated quotation system on which the REIT Shares are then listed or admitted to trading.

“Junior Preferred Units” shall have the meaning provided in Section 4.

“Nasdaq” shall mean the Nasdaq Stock Market or any successor that is a national securities exchange registered under Section 6 of the Exchange Act.

“Parity Preferred Units” shall have the meaning provided in Section 4. “Partnership” shall have the meaning provided in Section 1. “Partnership Agreement” shall have the meaning provided in Section 2.

“Preferred Units” means all Partnership Units designated as preferred units by the General Partner from time to time in accordance with Section 4.02 of the Partnership Agreement.

“Senior Preferred Units” shall have the meaning provided in Section 4.

“Series B-1 Preferred Return” shall have the meaning provided in Section 5(a).

“Series B-1 Preferred Unit Distribution Payment Date” shall have the meaning provided in Section 5(a). “Series B-1 Preferred Units” shall have the meaning provided in Section 1.

“Specified Redemption Date” shall have the meaning provided in Section 6(c).

“Trading Day” shall mean (i) if the REIT Shares are listed or admitted to trading on Nasdaq, a day on which Nasdaq is open for the transaction of business, (ii) if the REIT Shares are not listed or admitted to trading on Nasdaq but are listed or admitted to trading on another national securities exchange or automated quotation system, a day on which such national securities exchange or automated quotation system, as the case may be, on which the REIT Shares

1

are listed or admitted to trading is open for the transaction of business, or (iii) if the REIT Shares are not listed or admitted to trading on any national securities exchange or automated quotation system, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

3.
Maturity. The Series B-1 Preferred Units have no stated maturity and will not be subject to any sinking fund or mandatory redemption.

4.
Rank. In respect of rights to the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Partnership, the Series B-1 Preferred Units shall rank on parity with all classes or series of Common Units and LTIP Units. In addition, as to rights to the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Partnership, any class or series of Partnership Units which by its terms specifies that it shall rank junior to, on parity with, or senior to the Common Units shall also rank junior to, on parity with, or senior to, as the case may be, the Series B-1 Preferred Units. The term “Preferred Units” does not include convertible or exchangeable debt securities of the Partnership, including convertible or exchangeable debt securities which will rank senior to the Series B-1 Preferred Units prior to the conversion or exchange. The Series B-1 Preferred Units will also rank junior in right or payment to the Partnership’s existing and future indebtedness. All of the Series B-1 Preferred Units shall rank equally with one another and shall be identical in all respects.

5.
Distributions.

(a)
Subject to the preferential rights of holders of any class or series of Senior Preferred Units of the Partnership, the holders of Series B-1 Preferred Units will be entitled to receive cash distributions at the rate of

$0.117 per unit per quarter (as equitably adjusted in the General Partner’s sole discretion for any split, reverse split, dividend or similar recapitalization event), subject and pursuant to the terms and conditions in Section 5.02 of the Partnership Agreement, applied and interpreted as if such Series B-1 Preferred Units were Common Units, mutatis mutandis and as modified herein (the “Series B-1 Preferred Return”). For the avoidance of doubt, the holders of Series B-1 Units will be entitled to receive the Series B-1 Preferred Return, when, as and if authorized by the General Partner in its sole and absolute discretion and declared by the Partnership, out of assets of the Partnership legally available for payment of distributions. Unless expressly stated otherwise herein, the distribution procedures and limitations of the Partnership Agreement shall govern any cash distributions on the Series B-1 Preferred Units pursuant to this Section 5(a), applied and interpreted as if such Series B-1 Preferred Units were Common Units. All calculations under this Section 5 shall be made by rounding to the nearest cent.

(b)
No distributions on the Series B-1 Preferred Units shall be authorized by the General Partner or paid or declared and set apart for payment by the Partnership at such time as the terms and conditions of any agreement of the General Partner or the Partnership, including any agreement relating to the indebtedness of any of them, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof, or a default thereunder, or if such authorization, payment or setting apart for payment shall be restricted or prohibited by law.

6.
Holder Redemption Right.

(a)
Beginning on the second (2nd) anniversary of the issuance of the Series B-1 Preferred Units, the holders of Series B-1 Preferred Units will have the option to require the Partnership to redeem, subject and pursuant to the redemption procedures of the Partnership Agreement, applied and interpreted as if such Series B-1 Preferred Units were Common Units subject to redemption, mutatis mutandis and as modified herein, all or a portion of its Series B-1 Preferred Units for a Cash Amount (within the meaning of the Partnership Agreement) equal to $7.15 per Series B-1 Preferred Unit (as equitably adjusted in the General Partner’s discretion for any split, reverse split, dividend or similar recapitalization event ) plus an amount equal to all dividends accrued and unpaid thereon, to, but not including, the date fixed for redemption, without interest, in which event such amount as may be adjusted shall be

2

deemed to be the “Cash Amount” for purposes of the Partnership Agreement. Unless expressly stated otherwise herein, the redemption procedures and limitations of the Partnership Agreement shall govern any redemption of Series B-1 Preferred Units pursuant to this Section 6(b), applied and interpreted as if such Series B-1 Preferred Units were Common Units. All calculations under this Section 6 shall be made by rounding to the nearest cent.

(b)
Beginning on the second (2nd) anniversary of the issuance of the Series B-1 Preferred Units, the holders of Series B-1 Preferred Units will have the option to require the Partnership to redeem, subject and pursuant to the redemption procedures of the Partnership Agreement, applied and interpreted as if such Series B-1 Preferred Units were Common Units subject to redemption, mutatis mutandis and as modified herein, all or a portion of its Series B-1 Preferred Units in exchange for that number of REIT Shares (within the meaning of the Partnership Agreement) equal to the number of Series B-1 Preferred Units being redeemed multiplied by 1.0 (as equitably adjusted in the General Partner’s discretion for any split, reverse split, dividend or similar recapitalization event) (such number of REIT Shares shall be the “REIT Shares Amount” for purposes of the Partnership Agreement) plus an amount equal to all dividends accrued and unpaid thereon, to, but not including, the date fixed for redemption, without interest. Unless expressly stated otherwise herein, the redemption procedures and limitations of the Partnership Agreement shall govern any redemption of Series B-1 Preferred Units pursuant to this Section 6, applied and interpreted as if such Series B-1 Preferred Units were Common Units. All calculations under this Section 6 shall be made by rounding to the nearest 1/100th of a share.

(c)
Notwithstanding anything to the contrary in the Partnership Agreement, for purposes of this Section 6, “Specified Redemption Date” shall mean the first business day of the month that is at least 180 business days after the receipt by the General Partner of a Notice of Redemption.

7.
Voting Rights. Holders of the Series B-1 Preferred Units will not have any voting rights.

8.
Conversion. The Series B-1 Preferred Units are not convertible or exchangeable for any other property or securities, except as provided herein.

***

3

Exhibit E

Form of Joinder Agreement (See attached.)

JOINDER TO PARTNERSHIP AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to the Amended and Restated Limited Partnership Agreement of Generation Income Properties, L.P., a Delaware limited partnership, dated as of March 23, 2018, as amended by that certain First Amendment to the Amended and Restated Limited Partnership Agreement, dated May 21, 2019, that certain Second Amendment to the Amended and Restated Limited Partnership Agreement, dated October 12, 2020, that certain Third Amendment to the Amended and Restated limited Partnership Agreement, dated August 10, 2023, that certain Fourth Amendment to the Amended and Restated Limited Partnership Agreement, dated June 27, 2024, that certain Fifth Amendment to the Amended and Restated Limited Partnership Agreement, dated July 24, 2024, and that certain Sixth Amendment to the Amended and Restated Limited Partnership Agreement, dated February 6, 2025, as may be amended from time to time, (the “Partnership Agreement”). Terms not otherwise defined herein shall have the meaning ascribed thereto in the Partnership Agreement.

Each of the undersigned shall be, and agrees to be, a Limited Partner of the Partnership as set forth on Exhibit “A” to the Partnership Agreement and expressly acknowledges and agrees that the number of Series B-2 Preferred Units set forth on such exhibit (attached hereto as Exhibit A) for such undersigned is correct. By executing and delivering this Joinder Agreement, each of the undersigned hereby agrees to become a party to, to be bound by, and to comply with the terms and provisions of the Partnership Agreement, as a Limited Partner with all the rights and obligations attendant thereto.

The undersigned irrevocably appoints the General Partner its true and lawful attorney-in- fact, who may act for the undersigned and in its name, place and stead, and for its use and benefit, to sign, acknowledge, swear to, deliver, file or record, at the appropriate public offices, any and all documents, certificates and instruments, including without limitation, any and all amendments and restatements of the Partnership Agreement as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of the Partnership and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the undersigned, or the transfer by the undersigned of any part or all of its Partnership Interest.

This Joinder Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all such counterparts together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to another to physically form one document. Facsimile copies or other electronic scans or reproductions of this Joinder Agreement and the signatures thereon shall have the same force and effect as if the same were original.

Accordingly, each of the undersigned has executed and delivered this Joinder Agreement effective as of the 6th day of February, 2025.

(Signatures on Following Pages)

Exhibit A

Partners, Capital Contributions and Percentage Interests

Partner	Series A Preferred Units	Series B-1 Preferred Units	Series B-2 Preferred Units	Total Common Units	Percentage Interest 2024
GENERAL PARTNER
Generation Income Properties, Inc. 401 East Jackson Street, Suite 3300 Tampa, Florida 33602				5,443,143	79.80%
LIMITED PARTNERS
GIP REIT OP Limited, LLC 401 East Jackson Street, Suite 3300 Tampa, Florida 33602				46	0.001%
JCWC Funding LLC	500,000				7.330%
LMB Owenton I LLC		155,185			2.275%
Lloyd Bernstein 4212 Airport Road Suite 209 Cincinnati, OH 45226			698,465		10.240%
Trust U/W M. Lang 10 Evergreen Road Linwood, NJ 08221				3,233	0.047%
Robert Lang 10 Evergreen Road Linwood, NJ 08221				3,233	0.047%
Mark Lippman 112 S. 23rd Avenue Longport, NJ 08403				2,586	0.038%
Lloyd Bernstein 4212 Airport Road Suite 209 Cincinnati, OH 45226				2,586	0.038%
Jack Diamond Trust 45 Tidy Island Blvd. Bradenton, FL 34210				2,586	0.038%

Douglas Band 160 Central Park South, Apartment 801 New York, NY 10019				2,586	0.038%
David Sobelman 3117 West Oaklyn Avenue Tampa, FL 33609				2,586	0.038%
Jin Hee Kim 5701 11th Street N, Unit #2 Arlington, VA 22205				1,293	0.019%
Tanner Sobelman 3117 West Oaklyn Avenue Tampa, FL 33609				647	0.009%
Katherine Counce 39 Cheshire Drive Black Mountain, NC 28711				647	0.009%
Todd Wilkins 17200 Green Dolphin Lane Cornelius, NC 28301				646	0.009%
Roger Band 248 S. 3rd Street Philadelphia, PA 19106				646	0.009%
Michael Ryan Alderman 72 Hemlock Street Needham, MA 02492				646	0.009%
Goldie Lang 7668 Bella Verde Way Delray Beach, FL 33446				388	0.006%
Totals	500,000	155,185	698,465	5,467,498	100.000%

Signing solely to consent to the admission to each of the undersigned as a Substitute Limited Partner of the Partnership:

GENERAL PARTNER OF GENERATION INCOME PROPERTIES, L.P.: GENERATION INCOME PROPERTIES, INC.,

a Maryland corporation

By: David Sobelman, Authorized Officer

PARTNER

Lloyd Bernstein

Address for Notices:	With copies to:

Schedule 1

Partnership Unit Allocation among SPV Members

Lloyd M. Bernstein – to be issued 698,465 Partnership Units, as the sole member of each of the SPVs listed below. The allocation of the 698,465 Partnership Units is given in exchange for the SPV Interests in the SPVs as follows:

LMB AUBURN HILLS I, LLC, – 383,483 Partnership Units LMB LEWISTON, LLC – 116,701 Partnership Units

LMB FT. KENT, LLC – 198,281 Partnership Units

Schedule 2

Capitalization

LMB LEWISTON, LLC - 100% of all outstanding membership interests are owned by Lloyd Bernstein. LMB FT. KENT, LLC - 100% of all outstanding membership interests are owned by Lloyd Bernstein. LMB AUBURN HILLS I, LLC - 100% of all outstanding membership interests are owned by Lloyd Bernstein.

Schedule 3

Assignment of SPV Interests (See attached.)

ASSIGNMENT OF MEMBERSHIP INTERESTS

THIS ASSIGNMENT OF MEMBERSHIP INTERESTS (this “Assignment”), dated as of February 6, 2025 (the “Effective Date”), is entered into by and between the undersigned assignor, Lloyd Bernstein (“Assignor”), and , a Delaware limited liability company (“Assignee”).

RECITALS

WHEREAS, Assignor owns one hundred percent (100%) of the issued and outstanding membership interests (the “Membership Interests”) of [SPV Member], a limited liability company (the “Company”);

WHEREAS, pursuant to that certain Contribution and Subscription Agreement, dated as of the date hereof, by and among Assignor, the Company and Generation Income Properties, L.P., a Delaware limited Partnership (“GIPLP”), and certain other parties pursuant thereto (the “Contribution Agreement”), the Assignor desires to contribute, assign, transfer, convey and deliver, the Membership Interests as directed by GIPLP;

WHEREAS, GIPLP has directed Assignor to contribute, assign, transfer, convey and deliver, the Membership Interests to Assignee and Assignee desires to acquire, accept and assume the Membership Interests; and

WHEREAS, in order to effectuate the assignment of the Membership Interests to Assignee, Assignor and Assignee are executing and delivering this Assignment.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, the mutual covenants, and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignee and Assignor hereby agree as follows:

1.
Assignment of Purchased Interests. Assignor hereby sells, assigns, transfers, and conveys unto Assignee and Assignee hereby acquires from Assignor, the Membership Interests, free and clear of all Encumbrances (as defined in the Contribution Agreement). Assignor and Assignee agree that upon such sale, assignment, transfer, and conveyance, Assignor is withdrawing as, and shall no longer be, a member of the Company.
2.
Further Documents. Assignor and Assignee covenant and agree that each of them and their respective successors and assigns shall execute, acknowledge, and deliver such other instruments of conveyance and transfer and take such other action as may reasonably be required more effectively to sell, assign, transfer, and convey to and vest in Assignee the Membership Interests, or otherwise carry out the purposes of this Assignment.
3.
Governing Law. THIS ASSIGNMENT AND ANY CLAIMS BASED UPON OR ARISING OUT OF THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE EXCLUDING (TO THE GREATEST EXTENT PERMISSIBLE BY LAW) ANY RULE OF LAW THAT WOULD

CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

4.
Counterparts. This Assignment may be executed in a number of counterparts, each of which when so executed and delivered shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.
5.
Successors and Assigns. This Assignment shall bind Assignor, Assignee, and their respective successors and assigns and inure to the benefit of Assignor, Assignee, and each of their successors and assigns.
6.
Descriptive Headings. The descriptive headings of the several paragraphs, subparagraphs, and clauses of this Assignment were inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
7.
Waiver; Amendment. None of the provisions of this Assignment may be waived, changed or altered except in a signed writing by the party against whom enforcement of the same is sought.
8.
No Conflict. Nothing herein is intended to limit, or may be construed to limit, the terms and provisions of the Contribution Agreement, and in the event of any conflict between the terms of the Contribution Agreement and the terms of this Assignment, the terms of the Contribution Agreement shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, this Assignment has been executed as of the Effective Date.

ASSIGNOR:

Lloyd Bernstein

ASSIGNEE:

By: Name:

Title:

Schedule 4

Schedules to SPV Representations and Warranties

4.1(w): The exception documents set forth on Exhibits B to the Title Commitments procured by GLP, including that certain right of first refusal set forth in Section 48 of the Lease Agreement between LMB Ft. Kent, LLC, and Tractor Supply Company, dated February 11, 2020 are incorporated herein by reference.

4.1(z): None.

Schedule 5

Forms of each SPV Affidavit (See attached.)

First American Title Insurance Company

Commercial Owner's

Title & Non-Imputation Affidavit

LMB Lewiston, LLC NCS-1X2YTN01-ORL

The undersigned ("Affiant"), first being duly sworn, deposes and states as follows:

1.
Affiant is of legal age and has personal knowledge of the facts averred to herein.

2.
Affidavit is the sole Member and duly elected incumbent President of LMB Lewiston, LLC, an Ohio limited liability company (“Owner”); he is authorized to execute and deliver this affidavit and all instruments necessary to convey or transfer Affiant’s membership interest in the Owner (the “Membership Interest”) to GIPTN 5780 Waterlevel Highway East, LLC, a Delaware limited liability company (“GIPTN”) (such conveyance or transfer is herein referred to as the ”Transaction”). The Membership Interest constitutes all of the outstanding membership interests in the Owner. Except for Affiant and as otherwise disclosed in the public records, no person or artificial entity has any legal or equitable claims in, to, or affecting the Membership Interest.

3.
Owner is the fee simple sole owner of that certain real property (the "Property") more particularly described on Exhibit "A" attached hereto and made a part hereof, and described in First American Title Insurance Company's Commitment for Title Insurance No. NCS-1X2YTN01- ORL (the "Commitment"); and he is familiar with the use and occupancy of the Property. In connection with the Transaction, First American Title Insurance Company (“First American”) has been requested to include a non-imputation endorsement, and other endorsements, as part of the owner’s policy of title insurance (the “Policy”) to be issued pursuant to the Commitment, effective as of the Transaction’s Closing Date (as defined in the Contribution and Subscription Agreement among the Owner and GIPTN, and others, dated February , 2025).

4.
Owner is authorized to transact business in Tennessee, is in good standing in Ohio (its state of organization), and there are no provisions in the Owner’s operating agreement or formation documents which in any way impede Owner’s ability to convey or transfer its Membership Interest in the Owner to GIPTN.

5.
Except as otherwise disclosed in the public records, Affiant has no actual knowledge and has not received written notice of any: (a) construction, repairs, alterations, improvements made, ordered

1

or contracted to be made on or to the Property, nor materials ordered, pursuant to a contract entered into with Owner within the last 366 days; or (b) outstanding or disputed claims for any such work or item, or notice of intention to claim a lien or notice to owner arising from labor or services performed or material furnished to the Property; or (c) any work done, or work

2

File No.: NCS-1X2YTN01-ORL

to be done by the municipality (city, borough, or township), or at its direction, affecting or benefitting the Property, including but not limited to, the installation of water or sewer lines, or for improvements such as paving or repaving of streets or alleys, or the installation of curbs or sidewalks.

6.
Except as otherwise disclosed in the public records, Affiant has no actual knowledge and has not received written notice of any unpaid municipal liens or assessments for public improvements or assessments, in favor of any city, town, village or port authority for service by any water, sewer or gas systems supplying the Property.
7.
There are no parties in possession or unrecorded leases or agreements affecting the Property, other than Dollar General Corporation based on an existing lease, a copy of which is attached hereto as Exhibit “B” (the “DG Lease”).

8.
Neither the Owner or the Affiant has entered into, or has any actual knowledge of any unrecorded deeds, contracts, leases, options to purchase, rights of first offer or refusal mortgages, deed of trusts, judgment liens, tax liens, adverse interests, easements, agreements or other instruments or encumbrances affecting title to the Property, except for the matters included as specific exceptions in the Commitment or any matters referenced in any instruments of record, if any (for purposes of clarity, Affidavit has no actual knowledge of any such unrecorded instrument not otherwise referenced in any of the documents listed in the Commitment).
9.
There are no unpaid real estate taxes or assessments except as shown in the public records (including, without limitation, on the current tax roll (if any)), in the county where the Property is located, and Affiant has not received any supplemental tax bill which is overdue and remains unpaid.

10.
Owner is financially solvent as of the date hereof, and has not filed any voluntary petition in bankruptcy or, to Affiant’s actual knowledge, suffered the filing of any involuntary petition by Owner’s creditors or suffered the appointment of a receiver to take possession of the Property, nor has Owner made a general assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they generally come due.

11.
There are no matters caused by the acts or omissions of Owner, or its agents, employees or contractors, pending against the Owner or the Property that could give rise to a lien that would attach to the Property between the most recent effective date of the Commitment and First American’s disbursement of proceeds arising from the Transaction and the earlier of (i) the issuance date of the Policy, and (ii) the date that is forty-five (45) days after the Transaction’s Closing Date (the “Gap Period”), subject only to the matters set forth in the Commitment and matters of record as of the effective date of the Commitment. Owner has not and will not execute any instrument that would adversely affect the title or interest to be insured by First American during the Gap Period that were caused by the acts or omission of Owner, or its agents, employees or contractors, and shall indemnify and hold harmless First American for any defects, liens, encumbrances, adverse claims, or other matters, if any, created, first appearing in the public records, or attaching to the

3

Property during the Gap Period, and undertake to promptly remove, release, bond, or otherwise dispose of any such matters to the satisfaction of First

4

File No.: NCS-1X2YTN01-ORL

American. Notwithstanding anything in this instrument to the contrary, the undersigned’s covenants set forth in this paragraph will expire on the date that is one hundred eighty (180) days after the date the proposed insured acquires for value of record the interest covered by the above referenced Commitment (which shall not be later than the date that is forty-five (45) days after the Transaction’s Closing Date) unless, within such 180-day period, the First American delivers written notice to the undersigned making a claim under such covenants.

12.
Affiant has not received any written notice of any uncured default or violation in complying with the terms and provisions of any declarations, covenants, conditions, easements, or restrictions affecting the Property as set forth in the Commitment, and Affiant has not received any written notice of any existing and uncured defaults or violations by Owner or any applicable third parties under such instruments.

13.
Except as otherwise disclosed in the public records, to Affiant’s actual knowledge: there exists neither litigation nor threatened litigation against the Owner or the Affiant affecting title to the Property or the Membership Interest, and no condemnation or eminent domain proceedings are pending or threatened against the Property or any portion thereof. Except as otherwise disclosed in the public records, to Affiant’s actual knowledge, there are no facts by reason of which Owner’s title to the Property might be disputed or questioned, or by reason of which any claim to the Property might be asserted adversely to Owner.
14.
During the time that Owner has owned the Property, except as otherwise disclosed in the public records: (a) No mineral estates, rights, severances or interests for oil, gas or minerals of whatever kind or nature have been granted, conveyed, or leased by the Owner in favor of any third parties; (b) Owner has not received any written notice of any recorded or unrecorded estates, rights, severances or interests for oil, gas or minerals of whatever kind or nature existing in favor of any third parties; and (c) No royalty, rental or other payments have been received by the Owner in connection with any outstanding mineral leases.

15.
An independent examination of the business records of the Owner would reveal that the Owner’s records are complete, and would not disclose or suggest the existence of any unrecorded legal or equitable interests not shown as a specific exception in the Commitment or otherwise disclosed in the public records.

16.
The Owner has sufficient assets, excluding the value of the Property, to satisfy all unrecorded (i.e., not disclosed in the public records) debts, demands or equities created, suffered or permitted by the Owner (provided nothing in this paragraph shall be construed as to include any debts, demands or equities created, suffered or permitted by the tenant under the DG Lease).

17.
Affiant makes this affidavit for the purpose of inducing First American and/or its agent to issue its owner’s Policy of title insurance which may provide coverage as to the matters listed above, including the non-imputation endorsement and other endorsements described above, with the knowledge that First American will rely on this affidavit and would not issue such coverages without

5

having first received this affidavit.

6

File No.: NCS-1X2YTN01-ORL

18.
Affiant acknowledges that he has read the foregoing and fully understands the legal ramifications of any misrepresentation and/or untrue statements made herein and shall indemnify and hold harmless First American against liability occasioned by Affiant’s misrepresentations and/or untrue statements made by Affiant herein, such indemnification and hold harmless includes any loss, liability, claim or demand incurred by First American which arises from any falsehood in the statements set forth in the foregoing affidavit and which results in a matter for which First American has the obligation to defend or indemnify its insured as a result of the non-imputation endorsement described above.

19.
Affiant is executing this affidavit solely in his capacity as sole Member of the Owner and not in his individual capacity. Accordingly, Affiant will have no personal monetary liability to First American hereunder.

Further, Affiant sayeth not.

[Signature Page follows.]

7

File No.: NCS-1X2YTN01-ORL

Lloyd M. Bernstein, as sole Member of LMB Lewiston, LLC,

an Ohio limited liability company

NOTARY ACKNOWLEDGEMENT STATE OF

COUNTY OF

Sworn to, affirmed, and subscribed before me by means of (check one) [ ] physical presence or [ ] online notarization, this day of February, 2025, by Lloyd M. Bernstein. He (check one) [ ] is personally known to me or [ ] produced as identification.

8

[AFFIX NOTARY SEAL]

9

(Notary Signature above)

Print Name: Serial # (if any): My Commission Expires:

10

First American Title Insurance Company

Commercial Owner's

Title & Non-Imputation Affidavit

LMB Ft. Kent, LLC NCS-1X2YNC01-ORL

The undersigned ("Affiant"), first being duly sworn, deposes and states as follows:

1.
Affiant is of legal age and has personal knowledge of the facts averred to herein.

2.
Affidavit is the sole Member and duly elected incumbent President of LMB Ft. Kent, LLC, an Ohio limited liability company (“Owner”); he is authorized to execute and deliver this affidavit and all instruments necessary to convey or transfer Affiant’s membership interest in the Owner (the “Membership Interest”) to GIPNC 1374 Glenn Center Drive, a Delaware limited liability company (“GIPNC”) (such conveyance or transfer is herein referred to as the ”Transaction”). The Membership Interest constitutes all of the outstanding membership interests in the Owner. Except for Affiant and as otherwise disclosed in the public records, no person or artificial entity has any legal or equitable claims in, to, or affecting the Membership Interest.

3.
Owner is the fee simple sole owner of that certain real property (the "Property") more particularly described on Exhibit "A" attached hereto and made a part hereof, and described in First American Title Insurance Company's Commitment for Title Insurance No. NCS-1X2YNC01- ORL (the "Commitment"); and he is familiar with the use and occupancy of the Property. In connection with the Transaction, First American Title Insurance Company (“First American”) has been requested to include a non-imputation endorsement, and other endorsements, as part of the owner’s policy of title insurance (the “Policy”) to be issued pursuant to the Commitment, effective as of the Transaction’s Closing Date (as defined in the Contribution and Subscription Agreement among the Owner and GIPNC, and others, dated February , 2025).

4.
Owner is authorized to transact business in North Caolina, is in good standing in Ohio (its state of organization), and there are no provisions in the Owner’s operating agreement or formation documents which in any way impede Owner’s ability to convey or transfer its Membership Interest in the Owner to GIPNC.
5.
Except as otherwise disclosed in the public records, Affiant has no actual knowledge and has not received written notice of any: (a) construction, repairs, alterations, improvements made, ordered or contracted to be made on or to the Property, nor materials ordered, pursuant to a contract entered into with Owner within the last 120 days; or (b) outstanding or disputed claims for any such work or item, or notice of intention to claim a lien or notice to owner arising from labor or services performed or material furnished to the Property; or (c) any work done, or work to be done by the municipality (city, borough, or township), or at its direction, affecting or

File No.: NCS-1X2YNC01-ORL

benefitting the Property, including but not limited to, the installation of water or sewer lines, or for improvements such as paving or repaving of streets or alleys, or the installation of curbs or sidewalks.

6.
Except as otherwise disclosed in the public records, Affiant has no actual knowledge and has not received written notice of any unpaid municipal liens or assessments for public improvements or assessments, in favor of any city, town, village or port authority for service by any water, sewer or gas systems supplying the Property.

7.
There are no parties in possession or unrecorded leases or agreements affecting the Property, other than Tractor Supply Company based on an existing lease, a copy of which is attached hereto as Exhibit “B” (the “Tractor Supply Company Lease”).
8.
Neither the Owner or the Affiant has entered into, or has any actual knowledge of any unrecorded deeds, contracts, leases, options to purchase, rights of first offer or refusal mortgages, deed of trusts, judgment liens, tax liens, adverse interests, easements, agreements or other instruments or encumbrances affecting title to the Property, except for:

(a)
the Right of First Refusal contained in Section 48 of the Tractor Supply Company Lease, for which LMB Ft. Kent received the waiver thereof from Tractor Supply Company dated December 24, 2024, attached hereto as Exhibit “C”, and
(b)
unrecorded Indemnification and Hold Harmless Agreement dated as of February 28, 2020, as assigned to and assumed by LMB Ft. Kent by Assignment and Assumption of Indemnification Agreement dated the 22nd day of October, 2021, copies of which are attached hereto as Composite Exhibit “D”, and

(c)
the matters included as specific exceptions in the Commitment or any matters referenced in any instruments of record, if any (for purposes of clarity, Affidavit has no actual knowledge of any such unrecorded instrument not otherwise referenced in this Paragraph 8 or in any of the documents listed in the Commitment).

9.
There are no unpaid real estate taxes or assessments except as shown in the public records (including, without limitation, on the current tax roll (if any)), in the county where the Property is located, and Affiant has not received any supplemental tax bill which is overdue and remains unpaid.

10.
Owner is financially solvent as of the date hereof, and has not filed any voluntary petition in bankruptcy or, to Affiant’s actual knowledge, suffered the filing of any involuntary petition by Owner’s creditors or suffered the appointment of a receiver to take possession of the Property, nor has Owner made a general assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they generally come due.

11.
There are no matters caused by the acts or omissions of Owner, or its agents, employees or contractors, pending against the Owner or the Property that could give rise to a lien that would attach to the Property between the most recent effective date of the Commitment and First American’s disbursement of proceeds arising from the Transaction and the earlier of (i) the issuance

2

date of the Policy, and (ii) the date that is forty-five (45) days after the Transaction’s

3

File No.: NCS-1X2YNC01-ORL

Closing Date (the “Gap Period”), subject only to the matters set forth in the Commitment and matters of record as of the effective date of the Commitment. Owner has not and will not execute any instrument that would adversely affect the title or interest to be insured by First American during the Gap Period that were caused by the acts or omission of Owner, or its agents, employees or contractors, and shall indemnify and hold harmless First American for any defects, liens, encumbrances, adverse claims, or other matters, if any, created, first appearing in the public records, or attaching to the Property during the Gap Period, and undertake to promptly remove, release, bond, or otherwise dispose of any such matters to the satisfaction of First American. Notwithstanding anything in this instrument to the contrary, the undersigned’s covenants set forth in this paragraph will expire on the date that is one hundred eighty (180) days after the date the proposed insured acquires for value of record the interest covered by the above referenced Commitment (which shall not be later than the date that is forty-five (45) days after the Transaction’s Closing Date) unless, within such 180-day period, the First American delivers written notice to the undersigned making a claim under such covenants.

12.
Affiant has not received any written notice of any uncured default or violation in complying with the terms and provisions of any declarations, covenants, conditions, easements, or restrictions affecting the Property as set forth in the Commitment, and Affiant has not received any written notice of any existing and uncured defaults or violations by Owner or any applicable third parties under such instruments.
13.
Except as otherwise disclosed in the public records, to Affiant’s actual knowledge: there exists neither litigation nor threatened litigation against the Owner or the Affiant affecting title to the Property or the Membership Interest, and no condemnation or eminent domain proceedings are pending or threatened against the Property or any portion thereof. Except as otherwise disclosed in the public records, to Affiant’s actual knowledge, there are no facts by reason of which Owner’s title to the Property might be disputed or questioned, or by reason of which any claim to the Property might be asserted adversely to Owner.

14.
During the time that Owner has owned the Property, except as otherwise disclosed in the public records: (a) No mineral estates, rights, severances or interests for oil, gas or minerals of whatever kind or nature have been granted, conveyed, or leased by the Owner in favor of any third parties; (b) Owner has not received any written notice of any recorded or unrecorded estates, rights, severances or interests for oil, gas or minerals of whatever kind or nature existing in favor of any third parties; and (c) No royalty, rental or other payments have been received by the Owner in connection with any outstanding mineral leases.

15.
An independent examination of the business records of the Owner would reveal that the Owner’s records are complete, and would not disclose or suggest the existence of any unrecorded legal or equitable interests not shown as a specific exception in the Commitment or otherwise disclosed in the public records.

16.
The Owner has sufficient assets, excluding the value of the Property, to satisfy all unrecorded (i.e., not disclosed in the public records) debts, demands or equities created, suffered or permitted by the Owner (provided nothing in this paragraph shall be construed as to include any debts, demands or equities created, suffered or permitted by the tenant under the DG Lease).

4

File No.: NCS-1X2YNC01-ORL

17.
Affiant makes this affidavit for the purpose of inducing First American and/or its agent to issue its owner’s Policy of title insurance which may provide coverage as to the matters listed above, including the non-imputation endorsement and other endorsements described above, with the knowledge that First American will rely on this affidavit and would not issue such coverages without having first received this affidavit.
18.
Affiant acknowledges that he has read the foregoing and fully understands the legal ramifications of any misrepresentation and/or untrue statements made herein and shall indemnify and hold harmless First American against liability occasioned by Affiant’s misrepresentations and/or untrue statements made by Affiant herein, such indemnification and hold harmless includes any loss, liability, claim or demand incurred by First American which arises from any falsehood in the statements set forth in the foregoing affidavit and which results in a matter for which First American has the obligation to defend or indemnify its insured as a result of the non-imputation endorsement described above.

19.
Affiant is executing this affidavit solely in his capacity as sole Member of the Owner and not in his individual capacity. Accordingly, Affiant will have no personal monetary liability to First American hereunder.

Further, Affiant sayeth not.

[Signature Page follows.]

5

File No.: NCS-1X2YNC01-ORL

Lloyd M. Bernstein, as sole Member of

LMB Ft. Kent, LLC, an Ohio limited liability company

NOTARY ACKNOWLEDGEMENT STATE OF

COUNTY OF

Sworn to, affirmed, and subscribed before me by means of (check one) [ ] physical presence or [ ] online notarization, this day of February, 2025, by Lloyd M. Bernstein. He (check one) [ ] is personally known to me or [ ] produced as identification.

6

[AFFIX NOTARY SEAL]

7

(Notary Signature above)

Print Name: Serial # (if any): My Commission Expires:

8

First American Title Insurance Company

Commercial Owner's

Title & Investor Policy Affidavit

LMB Auburn Hills I, LLC NCS-1X2YFL01-ORL

The undersigned ("Affiant"), first being duly sworn, deposes and states as follows:

1.
Affiant is of legal age and has personal knowledge of the facts averred to herein.

2.
Affidavit is the sole Member and duly elected incumbent President of LMB Auburn Hills I, an Ohio limited liability company (“Owner”); he is authorized to execute and deliver this affidavit and all instruments necessary to convey or transfer Affiant’s membership interest in the Owner (the “Membership Interest”) to GIPFL 3815 South Orlando Drive, LLC, a Delaware limited liability company (“GIPFL”) (such conveyance or transfer is herein referred to as the ”Transaction”). The Membership Interest constitutes all of the outstanding membership interests in the Owner. Except for Affiant and as otherwise disclosed in the public records, no person or artificial entity has any legal or equitable claims in, to, or affecting the Membership Interest.
3.
Owner is the fee simple sole owner of that certain real property (the "Property") more particularly described on Exhibit "A" attached hereto and made a part hereof, and described in First American Title Insurance Company's Commitment for Title Insurance No. NCS-1X2YFL01- ORL (the "Commitment"); and he is familiar with the use and occupancy of the Property. In connection with the Transaction, First American Title Insurance Company (“First American”) has been requested to issue an Investor Policy, with endorsements (the “Policy”) to be issued pursuant to the Commitment, effective as of the Transaction’s Closing Date (as defined in the Contribution and Subscription Agreement among the Owner and GIPFL, and others, dated February , 2025).

4.
Owner is authorized to transact business in Florida, is in good standing in Ohio (its state of organization), and there are no provisions in the Owner’s operating agreement or formation documents which in any way impede Owner’s ability to convey or transfer its Membership Interest in the Owner to GIPFL.

5.
Except as otherwise disclosed in the public records, Affiant has no actual knowledge and has not received written notice of any: (a) construction, repairs, alterations, improvements made, ordered or contracted to be made on or to the Property, nor materials ordered, pursuant to a contract entered into with Owner within the last 90 days; or (b) outstanding or disputed claims for any such work or item, or notice of intention to claim a lien or notice to owner arising from labor or services

1

performed or material furnished to the Property; or (c) any work done, or work

2

File No.: NCS-1X2YFL01-ORL

to be done by the municipality (city, borough, or township), or at its direction, affecting or benefitting the Property, including but not limited to, the installation of water or sewer lines, or for improvements such as paving or repaving of streets or alleys, or the installation of curbs or sidewalks.

6.
Except as otherwise disclosed in the public records, Affiant has no actual knowledge and has not received written notice of any unpaid municipal liens or assessments for public improvements or assessments, in favor of any city, town, village or port authority for service by any water, sewer or gas systems supplying the Property.
7.
There are no parties in possession or unrecorded leases or agreements affecting the Property, other than M3 Food Group, LLC (d/b/a Zaxby’s) based on an existing lease, a copy of which is attached hereto as Exhibit “B” (the “Zaxby’s Lease”).

8.
Neither the Owner or the Affiant has entered into, or has any actual knowledge of any unrecorded deeds, contracts, leases, options to purchase, rights of first offer or refusal mortgages, deed of trusts, judgment liens, tax liens, adverse interests, easements, agreements or other instruments or encumbrances affecting title to the Property, except for: (a) the unrecorded License Agreement dated November 25, 2019, as amended, by and between M3 Food Group, LLC, as Tenant, and Zaxby’s Franchising LLC (as referenced in the Rider to the Zaxby’s Lease), and (b) the matters included as specific exceptions in the Commitment or any matters referenced in any instruments of record, if any (for purposes of clarity, Affidavit has no actual knowledge of any such unrecorded instrument not otherwise referenced in this Paragraph 8 or in any of the documents listed in the Commitment).
9.
There are no unpaid real estate taxes or assessments except as shown in the public records (including, without limitation, on the current tax roll (if any)), in the county where the Property is located, and Affiant has not received any supplemental tax bill which is overdue and remains unpaid.

10.
Owner is financially solvent as of the date hereof, and has not filed any voluntary petition in bankruptcy or, to Affiant’s actual knowledge, suffered the filing of any involuntary petition by Owner’s creditors or suffered the appointment of a receiver to take possession of the Property, nor has Owner made a general assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they generally come due.

11.
There are no matters caused by the acts or omissions of Owner, or its agents, employees or contractors, pending against the Owner or the Property that could give rise to a lien that would attach to the Property between the most recent effective date of the Commitment and First American’s disbursement of proceeds arising from the Transaction and the earlier of (i) the issuance date of the Policy, and (ii) the date that is forty-five (45) days after the Transaction’s Closing Date (the “Gap Period”), subject only to the matters set forth in the Commitment and matters of record as of the effective date of the Commitment. Owner has not and will not execute any instrument that would adversely affect the title or interest to be insured by First American during the Gap Period that were caused by the acts or omission of Owner, or its agents, employees or contractors, and shall indemnify and hold harmless First American for any defects, liens, encumbrances, adverse

3

claims, or other matters, if any, created, first appearing in

4

File No.: NCS-1X2YFL01-ORL

the public records, or attaching to the Property during the Gap Period, and undertake to promptly remove, release, bond, or otherwise dispose of any such matters to the satisfaction of First American. Notwithstanding anything in this instrument to the contrary, the undersigned’s covenants set forth in this paragraph will expire on the date that is one hundred eighty (180) days after the date the proposed insured acquires for value of record the interest covered by the above referenced Commitment (which shall not be later than the date that is forty-five (45) days after the Transaction’s Closing Date) unless, within such 180-day period, the First American delivers written notice to the undersigned making a claim under such covenants.

12.
Affiant has not received any written notice of any uncured default or violation in complying with the terms and provisions of any declarations, covenants, conditions, easements, or restrictions affecting the Property as set forth in the Commitment, and Affiant has not received any written notice of any existing and uncured defaults or violations by Owner or any applicable third parties under such instruments.

13.
Except as otherwise disclosed in the public records, to Affiant’s actual knowledge: there exists neither litigation nor threatened litigation against the Owner or the Affiant affecting title to the Property or the Membership Interest, and no condemnation or eminent domain proceedings are pending or threatened against the Property or any portion thereof. Except as otherwise disclosed in the public records, to Affiant’s actual knowledge, there are no facts by reason of which Owner’s title to the Property might be disputed or questioned, or by reason of which any claim to the Property might be asserted adversely to Owner.

14.
During the time that Owner has owned the Property, except as otherwise disclosed in the public records: (a) No mineral estates, rights, severances or interests for oil, gas or minerals of whatever kind or nature have been granted, conveyed, or leased by the Owner in favor of any third parties; (b) Owner has not received any written notice of any recorded or unrecorded estates, rights, severances or interests for oil, gas or minerals of whatever kind or nature existing in favor of any third parties; and (c) No royalty, rental or other payments have been received by the Owner in connection with any outstanding mineral leases.
15.
An independent examination of the business records of the Owner would reveal that the Owner’s records are complete, and would not disclose or suggest the existence of any unrecorded legal or equitable interests not shown as a specific exception in the Commitment or otherwise disclosed in the public records.

16.
The Owner has sufficient assets, excluding the value of the Property, to satisfy all unrecorded (i.e., not disclosed in the public records) debts, demands or equities created, suffered or permitted by the Owner (provided nothing in this paragraph shall be construed as to include any debts, demands or equities created, suffered or permitted by the tenant under the DG Lease).

17.
Affiant makes this affidavit for the purpose of inducing First American and/or its agent to issue its owner’s Policy of title insurance which may provide coverage as to the matters listed above, including the Investor Policy and endorsements described above, with the knowledge that First American will rely on this affidavit and would not issue such coverages without having first received

5

this affidavit.

6

File No.: NCS-1X2YFL01-ORL

18.
Affiant acknowledges that he has read the foregoing and fully understands the legal ramifications of any misrepresentation and/or untrue statements made herein and shall indemnify and hold harmless First American against liability occasioned by Affiant’s misrepresentations and/or untrue statements made by Affiant herein, such indemnification and hold harmless includes any loss, liability, claim or demand incurred by First American which arises from any falsehood in the statements set forth in the foregoing affidavit and which results in a matter for which First American has the obligation to defend or indemnify its insured as a result of the non-imputation endorsement described above.

19.
Affiant is executing this affidavit solely in his capacity as sole Member of the Owner and not in his individual capacity. Accordingly, Affiant will have no personal monetary liability to First American hereunder.

Further, Affiant sayeth not.

[Signature Page follows.]

7

File No.: NCS-1X2YFL01-ORL

Lloyd M. Bernstein, as sole Member of LMB Auburn Hills I, LLC,

an Ohio limited liability company NOTARY ACKNOWLEDGEMENT

STATE OF

COUNTY OF

Sworn to, affirmed, and subscribed before me by means of (check one) [ ] physical presence or [ ] online notarization, this day of February, 2025, by Lloyd M. Bernstein. He (check one) [ ] is personally known to me or [ ] produced as identification.

8

[AFFIX NOTARY SEAL]

9

(Notary Signature above)

Print Name: Serial # (if any): My Commission Expires:

10

Schedule 6

Form of SPV Certificate

(as to the SPV’s and the SPV Members of such SPV’s Representations and Warranties) (See attached.)

MEMBER’S CERTIFICATE

February 6, 2025

The undersigned, being the sole member of each of LMB LEWISTON, LLC, an Ohio limited liability company (“SPV One”), LMB FT. KENT, LLC, an Ohio limited liability company (“SPV Two”) and LMB AUBURN HILLS I, LLC, an Ohio limited liability company (“SPV Three” and together with SPV One and SPV Two, the “SPVs”), does hereby certify in such capacity and on behalf of each of the SPV’s, pursuant to Section 5.1(c) of the Contribution and Subscription Agreement (the “Agreement”), made and entered into this 6th day of February, 2025, by and among each of the SPVs, the members of the SPVs, Lloyd M. Bernstein, as representative of the SPVs and the members of the SPVs for the purposes set forth in the Agreement, and Generation Income Properties, L.P., a Delaware limited Partnership (“GIPLP”), that:

(i)
the representations and warranties of each of the SPVs and the SPV Members in the Agreement (a) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality, such representations and warranties are true and correct on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, with the same force and effect as if expressly made on and as of the date hereof, and (b) to the extent such representations and warranties are not subject to any qualifications or exceptions, such representations and warranties are true and correct in all material respects as of the date hereof as if made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, with the same force and effect as if expressly made on and as of the date hereof; and
(ii)
each of the SPVs and the SPV Members have complied with all agreements and satisfied all conditions and obligations on its part to be performed or satisfied pursuant to the Agreement at or prior to the date hereof, except as otherwise expressly agreed to in writing by the parties as of the date hereof.

Capitalized terms used herein and not defined herein have the meanings ascribed to them in the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Member’s Certificate as of the date first written above.

LMB LEWISTON, LLC

By:

Name: Lloyd M. Bernstein Title: Member

Date: February 6, 2025

LMB FT. KENT, LLC

By:

Name: Lloyd M. Bernstein Title: Member

Date: February 6, 2025

LMB AUBURN HILLS I, LLC

By:

Name: Lloyd M. Bernstein Title: Member

Date: February 6, 2025

Signature Page to Member’s Certificate

Schedule 7

Form of SPV Member’s FIRPTA Affidavit (See attached.)

SELLER'S CERTIFICATION OF NON-FOREIGN STATUS UNDER FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT ("FIRPTA") (26 U.S.C. 1445)

File No: NCS-1X2YTN01-ORL

For purposes of this form the following definitions shall apply:

1.
Seller - the person(s) or entity(ies) that hold(s) the legal title to a U.S. real property interest under local law.
2.
Transferor - the person(s) or entity(ies) that is/are the party(ies) treated as the transferor(s) under 26 USC 1445 (IRC Section 1445). The Seller may or may not be deemed to be the Transferor for purposes of withholding under FIRPTA.

This form must be completed by each Seller or Transferor. All Sellers or Transferors providing this certification must have a taxpayer identification number ("TIN"). A TIN is not an indication that the Seller or Transferor is a resident alien or a U.S. citizen.

Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor is a foreign person.

I.
THIS SECTION FOR INDIVIDUAL SELLER(S) WHO IS/ARE ALSO THE TRANSFEROR(S): EACH SELLER/TRANSFEROR MUST COMPLETE AND SIGN A SEPARATE FORM. MAKE COPIES FOR EACH SELLER/TRANSFEROR TO COMPLETE:

To inform the transferee (buyer) that withholding of tax is not required upon my disposition of a U.S. real property interest, the undersigned Seller/Transferor hereby certifies the following:

1.
I am NOT a nonresident alien for purposes of U.S. income taxation,
2.
My U.S. Taxpayer Identification (Social Security) Number is and
3.
My home address is .

I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement I have made here could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

Signature Date

II.
THIS SECTION FOR ENTITY SELLERS:

For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the Transferor of the property and not the disregarded entity.

A.
FOR ENTITY SELLERS THAT ARE NOT DISREGARDED ENTITIES:

To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Seller, the undersigned Seller/Transferor hereby certifies:

1.
Seller IS NOT a disregarded entity,
2.
Seller/Transferor is NOT a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations),
3.
Seller’s/Transferor’s Taxpayer Identification Number is , and
4.
Seller’s/Transferor’s office address is .

Seller/Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Seller/Transferor.

Seller/Transferor

By: Name: Date:

Its:

B.
FOR ENTITY SELLERS THAT ARE DISREGARDED ENTITIES:

To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Seller, the undersigned Transferor hereby certifies:

1.
Seller, LMB LEWISTON, LLC, an Ohio limited liability company, IS a disregarded entity as defined in 26 CFR 1.1445-2(b)(2)(iii), thus Seller’s owner, Lloyd M. Bernstein, an individual, is therefore the Transferor;
2.
Transferor is NOT a foreign corporation, foreign partnership, foreign trust, or foreign estate, nor a non- resident alien for purposes of U.S. income taxation (as those terms are defined in the Internal Revenue Code and Income Tax Regulations),
3.
Transferor's U.S. Taxpayer Identification number is ; and
4.
Transferor's address is: 4212 Airport Road, Suite 209, Cincinnati, Ohio 45226, Attn: Lloyd M. Bernstein

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

LMB Lewiston, LLC,

an Ohio limited liability company

By: Name: Lloyd M. Bernstein

Title: Sole Member_

Date:

SELLER'S CERTIFICATION OF NON-FOREIGN STATUS UNDER FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT ("FIRPTA") (26 U.S.C. 1445)

File No: NCS-1X2YNC01-ORL

For purposes of this form the following definitions shall apply:

1.
Seller - the person(s) or entity(ies) that hold(s) the legal title to a U.S. real property interest under local law.
2.
Transferor - the person(s) or entity(ies) that is/are the party(ies) treated as the transferor(s) under 26 USC 1445 (IRC Section 1445). The Seller may or may not be deemed to be the Transferor for purposes of withholding under FIRPTA.

This form must be completed by each Seller or Transferor. All Sellers or Transferors providing this certification must have a taxpayer identification number ("TIN"). A TIN is not an indication that the Seller or Transferor is a resident alien or a U.S. citizen.

Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor is a foreign person.

I.
THIS SECTION FOR INDIVIDUAL SELLER(S) WHO IS/ARE ALSO THE TRANSFEROR(S): EACH SELLER/TRANSFEROR MUST COMPLETE AND SIGN A SEPARATE FORM. MAKE COPIES FOR EACH SELLER/TRANSFEROR TO COMPLETE:

To inform the transferee (buyer) that withholding of tax is not required upon my disposition of a U.S. real property interest, the undersigned Seller/Transferor hereby certifies the following:

1.
I am NOT a nonresident alien for purposes of U.S. income taxation,
2.
My U.S. Taxpayer Identification (Social Security) Number is and
3.
My home address is .

I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement I have made here could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

Signature Date

II.
THIS SECTION FOR ENTITY SELLERS:

For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the Transferor of the property and not the disregarded entity.

A.
FOR ENTITY SELLERS THAT ARE NOT DISREGARDED ENTITIES:

To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Seller, the undersigned Seller/Transferor hereby certifies:

1.
Seller IS NOT a disregarded entity,
2.
Seller/Transferor is NOT a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations),
3.
Seller’s/Transferor’s Taxpayer Identification Number is , and
4.
Seller’s/Transferor’s office address is .

Seller/Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Seller/Transferor.

Seller/Transferor

By: Name: Date:

Its:

B.
FOR ENTITY SELLERS THAT ARE DISREGARDED ENTITIES:

To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Seller, the undersigned Transferor hereby certifies:

1.
Seller, LMB Ft. Kent, LLC, an Ohio limited liability company, IS a disregarded entity as defined in 26 CFR 1.1445-2(b)(2)(iii), thus Seller’s owner, Lloyd M. Bernstein, an individual, is therefore the Transferor;
2.
Transferor is NOT a foreign corporation, foreign partnership, foreign trust, or foreign estate, nor a non- resident alien for purposes of U.S. income taxation (as those terms are defined in the Internal Revenue Code and Income Tax Regulations),
3.
Transferor's U.S. Taxpayer Identification number is ; and
4.
Transferor's address is: 4212 Airport Road, Suite 209, Cincinnati, Ohio 45226, Attn: Lloyd M. Bernstein

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

LMB Ft. Kent, LLC,

an Ohio limited liability company

By: Name: Lloyd M. Bernstein

Title: Sole Member

Date:

SELLER'S CERTIFICATION OF NON-FOREIGN STATUS UNDER FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT ("FIRPTA") (26 U.S.C. 1445)

File No: NCS-1X2YFL01-ORL

For purposes of this form the following definitions shall apply:

1.
Seller - the person(s) or entity(ies) that hold(s) the legal title to a U.S. real property interest under local law.
2.
Transferor - the person(s) or entity(ies) that is/are the party(ies) treated as the transferor(s) under 26 USC 1445 (IRC Section 1445). The Seller may or may not be deemed to be the Transferor for purposes of withholding under FIRPTA.

This form must be completed by each Seller or Transferor. All Sellers or Transferors providing this certification must have a taxpayer identification number ("TIN"). A TIN is not an indication that the Seller or Transferor is a resident alien or a U.S. citizen.

Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor is a foreign person.

I.
THIS SECTION FOR INDIVIDUAL SELLER(S) WHO IS/ARE ALSO THE TRANSFEROR(S): EACH SELLER/TRANSFEROR MUST COMPLETE AND SIGN A SEPARATE FORM. MAKE COPIES FOR EACH SELLER/TRANSFEROR TO COMPLETE:

To inform the transferee (buyer) that withholding of tax is not required upon my disposition of a U.S. real property interest, the undersigned Seller/Transferor hereby certifies the following:

1.
I am NOT a nonresident alien for purposes of U.S. income taxation,
2.
My U.S. Taxpayer Identification (Social Security) Number is and
3.
My home address is .

I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement I have made here could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

Signature Date

II.
THIS SECTION FOR ENTITY SELLERS:

For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the Transferor of the property and not the disregarded entity.

A.
FOR ENTITY SELLERS THAT ARE NOT DISREGARDED ENTITIES:

To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Seller, the undersigned Seller/Transferor hereby certifies:

1.
Seller IS NOT a disregarded entity,
2.
Seller/Transferor is NOT a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations),
3.
Seller’s/Transferor’s Taxpayer Identification Number is , and
4.
Seller’s/Transferor’s office address is .

Seller/Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Seller/Transferor.

Seller/Transferor

By: Name: Date:

Its:

B.
FOR ENTITY SELLERS THAT ARE DISREGARDED ENTITIES:

To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Seller, the undersigned Transferor hereby certifies:

1.
Seller, LMB Auburn Hills I, LLC, an Ohio limited liability company, IS a disregarded entity as defined in 26 CFR 1.1445-2(b)(2)(iii), thus Seller’s owner, Lloyd M. Bernstein, an individual, is therefore the Transferor;
2.
Transferor is NOT a foreign corporation, foreign partnership, foreign trust, or foreign estate, nor a non- resident alien for purposes of U.S. income taxation (as those terms are defined in the Internal Revenue Code and Income Tax Regulations),
3.
Transferor's U.S. Taxpayer Identification number is ; and
4.
Transferor's address is: 4212 Airport Road, Suite 209, Cincinnati, Ohio 45226, Attn: Lloyd M. Bernstein

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

LMB Auburn Hills I, LLC,

an Ohio limited liability company

By: Name: Lloyd M. Bernstein

Title: Sole Member

Date:

Schedule 8

Form of GIPLP’s Certificate

(as to GIPLP’s Representations and Warranties) (See attached.)

GENERAL PARTNER’S CERTIFICATE

February 6, 2025

The undersigned, being the general partner of GENERATION INCOME PROPERTIES, L.P., a Delaware limited partnership (“GIPLP”), does hereby certify in such capacity and on behalf of GIPLP, pursuant to Section 5.2(c) of the Contribution and Subscription Agreement (the “Agreement”), made and entered into this 6th day of February, 2025, by and among GIPLP, LMB LEWISTON, LLC, an Ohio limited liability company (“SPV One”), LMB FT. KENT, LLC, an Ohio limited liability company (“SPV Two”) and LMB AUBURN HILLS I, LLC, an Ohio limited liability company (“SPV Three”; and together with SPV One and SPV Two, the “SPVs”), the members of the SPVs, and Lloyd M. Bernstein, as representative of the SPVs and the members of the SPVs for the purposes set forth in the Agreement, that:

(i)
the representations and warranties of GIPLP in the Agreement (a) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality, such representations and warranties are true and correct on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, with the same force and effect as if expressly made on and as of the date hereof, and (b) to the extent such representations and warranties are not subject to any qualifications or exceptions, such representations and warranties are true and correct in all material respects as of the date hereof as if made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, with the same force and effect as if expressly made on and as of the date hereof; and
(ii)
GIPLP has complied with all agreements and satisfied all conditions and obligations on its part to be performed or satisfied pursuant to the Agreement at or prior to the date hereof, except as otherwise expressly agreed to in writing by the parties as of the date hereof.

Capitalized terms used herein and not defined herein have the meanings ascribed to them in the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this General Partner’s Certificate as of the date first written above.

GENERATION INCOME PROPERTIES, L.P.

By: Generation Income Properties, Inc., its general partner

By: David Sobelman

Chief Executive Officer

February 6, 2025

Signature Page to General Partner’s Certificate

Schedule 9

Rent Roll

o
Tractor Supply: Monthly rent of $25,250.00
o
Dollar General: Monthly rent of $9,977.31
o
Zaxby’s: Monthly rent of $20,316.70